Exhibit 10.5
PURCHASE AND OPTION AGREEMENT
THIS AGREEMENT made as of March 16, 2004.

BETWEEN:

QUANECO, L.L.C., a limited liability company organized under the laws of the State of Oklahoma (hereinafter referred to as “Quaneco”)

- and -

FELLOWS ENERGY, LTD., a body corporate incorporated under the laws of the State of Colorado (hereinafter referred to as “Fellows Energy”)

WHEREAS Quaneco has agreed to grant Fellows Energy the exclusive and irrevocable option to acquire a 65% interest in the Assets and Fellows Energy has agreed to pay Quaneco the Initial Payment and conduct certain work on the Option Lands to have the exclusive right to exercise the option to acquire an interest in the Assets for the consideration and in accordance with the terms and conditions set forth herein;

NOW THEREFORE in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Parties agree as follows:

ARTICLE I - INTERPRETATION

1.1 Definitions

In this Agreement including the recitals, and the Schedules, unless otherwise stated or unless the context otherwise requires, the following words and phrases will have the meanings hereby assigned to them:

a)
“Agreement”, “this Agreement”, “herein”, “hereby”, “hereto” and “hereof” and similar expressions mean and refer to this Agreement and includes any Schedules attached hereto and any agreement amending this Agreement or any agreement or instrument which is supplemental or ancillary hereto; and the expressions “Article”, “Paragraph” and “Subparagraph” followed by a number or letter or combination thereof, or “Schedule” followed by a letter, mean and refer to the specified Article, Paragraph, Subparagraph of, or Schedule to, this Agreement;

b)
“Assets” means an undivided sixty-five (65%) percent working interest and an undivided fifty-two (52%) percent net revenue interest in and to the Petroleum Rights, and an undivided sixty-five (65%) percent interest in the Tangibles and the Miscellaneous Interests;

c)
“Closing” means the delivery by Fellows Energy to Quaneco of the Initial Payment, the commitment by Fellows Energy to its share of the Phase One Drilling Program, and such other actions, all as further detailed in Paragraph 3.1, occurring on the Closing Date, at the offices of Fellows Energy, Ltd. in Broomfield, Colorado;

d)
“Closing Conditions” means the conditions set out in Paragraph 3.2, which are for the sole benefit of Fellows Energy and which may be waived in whole or in part by Fellows Energy at any time on or before the Closing Date;

e)	“Closing Date” means the hour of 2:00 p.m. MST on March 16 , 2004, or such other time and date as may be agreed upon in writing by Quaneco and Fellows Energy;

f)	“Dollars” or “$” means the official and legal currency of the United States of America;

g)
“Force Majeure” means any acts of God, including flood, fire, storms, lightning, landslides and earthquakes; any strikes, lockouts or other industrial disturbances; acts of war, blockades, insurrections, riots, arrests and restraints of rulers and peoples, civil disturbances and explosions; the binding order of any court or governmental authority; the issuance of a moratorium or significant restriction on drilling activity by any court or governmental authority; and any other cause, whether of the kind herein enumerated or otherwise, not within the control of the Party claiming suspension and which, by the exercise of due diligence, is unpreventable or incapable of being overcome. Lack of funds and economic hardship will not constitute Force Majeure;

h)	“Initial Payment” means the non-refundable payment, to be made by Fellows Energy to Quaneco at Closing, of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).

i)
“Leases” means, collectively, any and all leases, and other documents of title including, without limitation, all agreements granting, reserving or otherwise conferring rights to explore for, drill for, produce, take, use, market, share in the production of or the proceeds from the sale of Petroleum Substances; and rights to acquire any of the foregoing rights; but only if the foregoing pertain in whole or in part to Petroleum Substances within, upon or under the Option Lands, including, without limitation, those leases set out in Schedule “A” under the heading “Leases”;

j)
“Miscellaneous Interests” means all right, title, estate and interest (whether absolute or contingent, legal or beneficial), of Quaneco in and to all property, assets and rights (other than the Petroleum Rights or Tangibles) pertaining to the Petroleum Rights or Tangibles including, without limitation:

(i)	all contracts, agreements, and documents relating to the Petroleum Rights;
(ii)
all surface leases, surface access right-of-way and damage agreements and any subsisting rights to enter upon, use or occupy the surface of any lands which are or may be used to gain access to or otherwise use the Petroleum Rights and/or the Tangibles;

(iii)	all Wells; and
(iv)	all well, pipeline and other permits, licenses and authorizations relating to the Petroleum Rights or the Tangibles;

k)
“Net Mineral Acre” means the full mineral interest in one (1) acre of Option Lands as set forth in Schedule “A”. Where consideration is expressed in this Agreement as being on the basis of dollars per Net Mineral Acre, such amount is based upon the number of Net Mineral Acres included in the Assets to be assigned to Fellows Energy pursuant to this Agreement;

l)
“Operating Agreement” means the American Association of Petroleum Landmen Model Form Operating Agreement (A.A.P.L. Form 610 - 1989 version), including the rates, elections and modifications contained therein, and incorporating the COPAS 1995 Accounting Procedure, which will be attached as an exhibit to the Operating Agreement, including the rates, elections and modifications contained therein. The Operating Agreement rates, elections and modifications will be negotiated by Quaneco and Fellows Energy and added as an addendum to this Agreement prior to the Closing Date;

m)	“Option” means the exclusive and irrevocable option granted by Quaneco to Fellows Energy to acquire the Assets, exercisable in accordance with Paragraph 4.1;

n)
“Option Lands” means the lands as described in Schedule “A”, together with the rights to explore for and recover the Petroleum Substances within, upon or under such lands, insofar only as such rights are granted by the Leases;

o)	“Option Period” means:

(i)
for Phase One of the Option Lands, as described in Schedule “A”, the period in time of six (6) months from the Closing Date, provided that if the Phase One Drilling Program is not completed within six (6) months from the Closing Date, due to delays caused by Force Majeure situations, the Option Period will be extended for a concurrent period of time equal to the period of time the Force Majeure situation existed; and

(ii)
for Phase Two of the Option Lands, as described in Schedule “A”, the period in time of twelve (12) months from the Closing Date provided that if the Phase Two Drilling Program is not completed within twelve (12) months from the Closing Date, due to delays caused by Force Majeure situations, the Option Period will be extended for a concurrent period of time equal to the period of time the Force Majeure situation existed;

p)	“Party” and “Parties” means the entity or entities, as the case may be, named in the first paragraph of this Agreement and any respective permitted successors or assigns;

q)	“Permitted Encumbrances” means:

(i)
liens for Taxes not at the time due or delinquent or the validity of which is being contested at the time in good faith by or on behalf of Quaneco, but only to the extent Quaneco, at its option, elects to indemnify Fellows Energy against such claims;

(ii)
builder’s, mechanic’s, laborer’s, carrier’s, warehouseman’s, materialman’s and similar liens being contested in good faith or not then delinquent, but only to the extent Quaneco, at its option, elects to indemnify Fellows Energy against such claims;

(iii)	easements, rights of way, servitudes or other similar rights in land which do not materially detract from the value of the land concerned or materially impair the use of the Assets affected thereby;
(iv)	rights of general application reserved to or vested in any governmental authority to levy Taxes on the Petroleum Substances or the income therefrom;
(v)
statutory exceptions to title, and the reservations, limitations, provisos and conditions in any original grants from the governments of the States of Utah or Wyoming or the United States of America of any of the mines and minerals within, upon or under the Option Lands; and

(vi)
lessor royalties, royalty burdens, liens, adverse claims, and other encumbrances (collectively the “Royalties” in this definition) set forth in Schedule “B” attached hereto or if such Royalties are not actually described, that total of such Royalties that result in Quaneco’s net revenue interest in the Leases equal eighty-percent (80%), as such net revenue interest is described under the heading “Lease NRI” in Schedule “A”;

r)	“Petroleum Rights” means all of Quaneco’s interest in and to the Leases, to the extent applicable to the Option Lands, as set forth in Schedule “A”;

s)
“Petroleum Substances” means any of crude oil, crude bitumen and products derived therefrom, synthetic crude oil, petroleum, natural gas, natural gas liquids, coalbed methane, and hydrocarbons related to any of the foregoing, to the extent granted by or under the Leases, insofar only as they pertain to the Option Lands;

t)
“Phase One Drilling Program” means the expenditure by Fellows Energy, after Closing, of approximately One Million Dollars ($1,000,000.00) to drill, test, complete, production test and shut-in or plug and abandon a minimum of five (5) core holes, the location and depth of the core holes to be mutually agreed to by the parties, on the Option Lands in the Prospect Area, as further detailed in Paragraph 3.3;

u)
"Phase Two Drilling Program" means the expenditures by Fellows Energy after the Phase One Drilling Program of at least One Million Dollars ($1,000,000.00) to complete a pilot well program of Fellows Energy's design.

v)
“Prospect Area” means the area containing the Option Lands and the area in which the Parties agree to jointly acquire lands, pursuant to the terms and conditions as set out in Article VII. The Prospect Area is identified in the map attached as Schedule “C”;

w)
“Purchase Price 1” means the consideration payable by Fellows Energy to Quaneco, if Fellows Energy exercises the Option on Phase I of the Option Lands, of $15 per net mineral acre acquired of part or all of the Option Lands (maximum investment of 183,945 net mineral acres x 65% x $15 = $1,793,463.70);

x)
“Purchase Price 2” means the consideration payable by Fellows Energy to Quaneco, if Fellows Energy exercises the Option on Phase II of the Option Lands, of $35 per net mineral acres of part or all of the Option Lands (maximum investment of 183,945 net mineral acres x 65% x $35 = $4,184,748.70);

y)
“Tangibles” means all of Quaneco’s interest in and to any and all tangible and depreciable property including, without limitation, all well equipment located on the wellsites of the Wells located on the Option Lands;

z)
“Taxes” means all taxes imposed at a federal, state, county or local level affecting or related to the Assets, including but not limited to any windfall profit taxes, excise taxes, ad valorem taxes, production taxes and severance taxes, including interest and penalties, if any, thereon (but exclusive of federal and state income taxes and franchise or other taxes imposed upon Quaneco and Fellows Energy) incurred or accruing after the Closing Date; and

aa)	“Wells” means all producing, suspended, shut-in, disposal or injection wells located on the Option Lands including, without limitation, the wells set forth and described in Schedule “A”.

1.2 Schedules

There is appended to this Agreement the following Schedules:

a)	Schedule “A”, containing a description of the Option Lands, Leases, Permitted Encumbrances and the Wells;

b)	Schedule "B" containing a description of the Royalties that burden the Option Lands;

c)	Schedule “C”, containing a map which identifies the Prospect Area; and

d)	Schedule “D”, describing the drilling and geological requirements for Fellows Energy’s operations during the Phase One Drilling Program.

The Schedules are incorporated herein as though contained in the body hereof. Wherever any term or condition, express or implied of the Schedules conflict or are at variance with any term or condition in this Agreement, such term or condition of this Agreement will prevail.

1.3 Applicable Law

This Agreement will, in all respects, be subject to, construed and enforced in accordance with the laws of the State of Utah, without regard to principles of conflict of laws. Except with those matters which are the subject of arbitration as provided in Paragraph 9.7, the Parties do hereby irrevocably submit and attorn to the jurisdiction of the courts of the State of Utah for all other matters arising out of or in connection with this Agreement.

1.4 Successors and Assigns

This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties, subject to compliance with the provisions of Paragraph 9.6.

1.5 Interpretation

a)	Included Words: Words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

b)
Waiver and Amendment: No failure of any Party in exercising any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any right or remedy in law or in equity or by statute or otherwise conferred. No waiver or amendment of any provision of this Agreement will be effective unless waived or varied by an instrument in writing dated subsequent to the date hereof, executed by duly authorized representatives of all Parties.

c)	Time: Time will be of the essence of this Agreement.

d)
Entire Agreement: This Agreement constitutes the entire agreement of the Parties relative to the subject matter contained herein, and there are no oral or other representations or warranties connected with the subject matter hereof other than as are contained herein, except as and to the extent that any other agreement, document, or instrument, whether the whole or any terms thereof, may be incorporated herein by reference, or authorized, required or permitted by the terms hereof, or obligations contained therein may be assumed by any of the Parties or stated herein to be of continuing effect. Wherever any term or condition, express or implied of a document delivered in pursuance hereof conflicts or is at variance with any term or condition in this Agreement, such term or condition of this Agreement will prevail. Subject to the foregoing, this Agreement supercedes all prior agreements between the Parties relating to the subject matter contained herein.

ARTICLE II - TITLE OBJECTIONS AND THIRD PARTY RIGHTS AND CONSENTS

2.1 Title Review

Prior to the Closing Date, Fellows Energy will review Quaneco's title to the Assets. In Fellows Energy’s review of Quaneco’s title to the Assets, if any encumbrance, encroachment, claim or defect is disclosed by Fellows Energy’s title opinions or by the title information provided by Quaneco to Fellows Energy, county records, Bureau of Land Management records, or any other source, other than Permitted Encumbrances, which in the opinion of Fellows Energy renders title to the Assets not good or marketable or which otherwise constitutes a breach of any warranty or representation of Quaneco herein pertaining to the Assets, and which Fellows Energy does not waive (all of which herein are called “Title Defects”), Fellows Energy will give written notice to Quaneco of such Title Defects not later than five (5) days prior to the Closing Date Such notice will include a description of each Title Defect and the Option Lands affected thereby. Quaneco will diligently make all reasonable efforts to cure or rectify all Title Defects, not later than three (3) days prior to the Closing Date.

2.2 Cure

If the Title Defects are not cured or removed to the satisfaction of Fellows Energy at least three (3) days prior to Closing, Fellows Energy may, as its sole remedy for such Title Defects, elect in writing to:

a)	not close this Agreement, if the total of the Title Defects, which are not cured or removed to the satisfaction of Fellows Energy, affect more than fifteen (15%) percent of the Assets;

b)
grant a further period or periods of time, not to exceed fifteen (15) days, within which Quaneco will attempt to cure or remove the Title Defects, in which event the Closing Date will be deferred for a like period;

c)	waive the uncured Title Defects; or

d)
delete the affected Assets from this transaction and reduce the Purchase Price 1 and/or Purchase Price 2, as the case may be, if Fellows Energy exercises the Option) accordingly, which remedy must be mutually agreed to by Quaneco and Fellows Energy.

ARTICLE III - CLOSING AND PHASE ONE DRILLING PROGRAM

3.1 Closing

Subject to the Closing Conditions, at Closing, the following will occur, all of which will be deemed to have occurred simultaneously:

a)	Fellows Energy will deliver one hundred (100%) percent of the Initial Payment to Quaneco, on behalf of Fellows Energy, by wire transfer of funds to a bank and bank account of Quaneco’s choosing;

b)
Quaneco and Fellows Energy will execute, acknowledge and deliver a mutually agreeable memorandum of this Agreement, suitable for recording where appropriate, which will give notice of this Agreement and the rights of the Parties;

c)
Quaneco will execute and deliver to Fellows Energy a designation of operator or other documents that might be reasonably required to afford Fellows Energy access to the Option Lands and Leases in order to conduct the Phase One Drilling Program.

3.2 Closing Conditions

The obligation of Fellows Energy to attend Closing, pay the Option Payment and commit to its share of the Phase One Drilling Program is subject to the following Closing Conditions:

a)
Fellows Energy will have done such due diligence regarding Quaneco's interest in and title to the Assets including, but not limited to, verification that the Parties comprising Quaneco collectively own a one hundred (100%) percent working interest in the Option Lands and the Leases, the Leases have a net revenue interest of not less than eighty (80%) percent and that Quaneco is capable of assigning the Assets to Fellows Energy;

b)	Fellows Energy will have the opportunity to review, and will be satisfied with, all agreements relating to Quaneco's interest in the Assets;

c)	At the Closing Date, Fellows Energy shall be designated as operator for the exploration, development and production of all coalbed methane on the Option Lands and within the Prospect Area;

d)	The Assets and the Prospect Area will not be subject to any contracts for the production, sale and transportation of petroleum substances.

3.3 Phase One Drilling Program

Fellows Energy agrees to complete the Phase One Drilling Program during the initial six (6) months of the Option Period. The expenditure amount required by Fellows Energy in the Phase One Drilling Program will include all direct costs incurred by Fellows Energy’s staff or consultants (limited to ten (10%) percent of the total spent) to manage the Phase One Drilling Program, but will not include any of Fellows Energy’s overhead and managerial costs. All information, data, records and related materials from the Phase One Drilling Program activity will be the joint property of the Parties and Fellows Energy will provide such information to Quaneco as it is obtained In the event Fellows Energy does not elect to exercise the Purchase Price 1, then any costs incurred and paid by Fellows Energy in the Phase One Drilling Program, including any costs incurred in excess of the One Million Dollars ($1,000,000.00), will vest and inure to the sole benefit of Quaneco.

3.4 Phase Two Drilling Program

In the event that Fellows Energy elects to exercise Purchase Price 1, Fellows Energy agrees to complete the Phase Two Drilling Program during the initial twelve (12) months of the Option Period. The expenditure amount required by Fellows Energy in the Phase Two Drilling Program will include all direct costs incurred by Fellows Energy’s staff or consultants (limited to ten (10%) percent of the total spent) to manage the Phase Two Drilling Program, but will not include any of Fellows Energy’s overhead and managerial costs. All information, data, records and related materials from the Phase Two Drilling Program activity will be the joint property of the Parties and Fellows Energy will provide such information to Quaneco as it is obtained In the event Fellows Energy does not elect to exercise the Purchase Price 2, then any costs incurred and paid by Fellows Energy in the Phase Two Drilling Program, including any costs incurred in excess of the One Million Dollars ($1,000,000.00), will vest and inure to the sole benefit of Quaneco.

3.5 Activity During Option Period

a)	During the Option Period, Fellows Energy will assume the responsibilities of operator, and conduct all operations consistent with its ultimate ownership interest as if it had exercised the Option.

b)
The Parties further agree that, after Fellows Energy’s payment of the Initial Payment to Quaneco at Closing, and during the Phase One and Phase Two Option Period, the ongoing operation of the Option Lands and Leases and relationship between the Parties in respect of the Option Lands and Leases and the Phase One and Phase Two Drilling Programs will be governed by this Agreement.

c)
All of Fellows Energy’s operations in the Phase One and Phase Two Drilling Programs will be conducted in a careful and workmanlike manner consistent with good oil field practices and in compliance with all applicable laws, rules and regulations, and in accordance with the drilling and geological requirements set out in Schedule “D”. Fellows Energy agrees to comply with and observe all of the terms and conditions of the Leases and amendments, addendums and exhibits thereto, covering the Option Lands. Fellows Energy agrees to indemnify and save Quaneco harmless from all claims, demands, losses, damages and liabilities resulting from or arising out of the violation of any such laws, rules and regulations or the breach of any provisions of such Leases, and agrees to defend any suit that may be brought and pay any judgment that may be rendered against Quaneco for any such breach or violation as a result of Fellows Energy’s operations in the Phase One and Phase Two Drilling Program.

ARTICLE IV - EXERCISE OF OPTION

4.1 Exercise of the Option (s)

a)
On or before the end of the initial six month Option Period for the Option Lands, Fellows Energy may elect to exercise the Option to perform the Phase Two Drilling Program of the Option Lands. If Fellows Energy elects to exercise the Option to perform the Phase Two Drilling Program on the Option Lands, it must provide its election in writing to Quaneco and pay to Quaneco the Purchase Price 1. On or before the twelve (12) month Option Period on the Option Lands, Fellow Energy may elect to exercise the Purchase Price 2 to acquire the Assets in the Option Lands, it must provide its election in writing to Quaneco and pay to Quaneco the Purchase Price 2. Upon Fellows Energy electing to exercise the Option and concurrently with Fellows Energy paying the Purchase Price 2, Quaneco will deliver the assignments and other conveyances of the Assets in the Option Lands to Fellows Energy within ten business days, and Fellows Energy and Quaneco will thereafter participate in all future work on the Option Lands and Leases at their respective working interests, subject to the Operating Agreement, with Fellows Energy named as operator therein. In the event Fellows Energy does not elect to exercise the Option to pay Purchase Price 2 and to acquire the Assets in the Option Lands, then Fellows Energy’s right to acquire the Assets will terminate, Fellows Energy will no longer be the operator of any of the Option Lands and the Option Payment and any other payments and all information from the Drilling Program will be retained by Quaneco.

ARTICLE V - REPRESENTATIONS AND WARRANTIES

5.1 Covenants, Representations and Warranties of Quaneco

Fellows Energy acknowledges that the acquisition of the Assets is on an “as is, where is” basis, without representation and warranty and without reliance on any information provided to Fellows Energy by Quaneco or any third party, and Quaneco, where applicable and as the case may be, make the following representations and warranties to Fellows Energy in respect of the Assets:

a)
Quaneco is a valid and subsisting limited liability company and is validly existing under the laws of its jurisdiction of organization and the jurisdiction within which the Assets are located; and has all requisite power and authority to assign a proportionate interest in the Petroleum Rights, Tangibles and Miscellaneous Interests which together will comprise the Assets;

b)
the transactions contemplated in this Agreement have been duly and validly authorized and all documents and instruments contemplated in this Agreement, including this Agreement, have been duly and validly authorized, executed and delivered;

c)
the transactions contemplated in this Agreement will not violate, nor be in conflict with any provisions of Quaneco's constituting documents, by-laws or governing documents, or any agreement or contract or instrument to which it is a party or by which it is bound or any judgment, decree, order, statute, rule or regulations applicable to it;

d)	this Agreement, and all documents and instruments contemplated thereby, are legal, valid and binding obligations of Quaneco, enforceable against it in accordance with their respective terms;

e)
Quaneco has incurred no obligation or liability for broker’s or finder’s fees in respect of this Agreement, or the transactions contemplated hereby, for which Fellows Energy will have any obligation or liability;

f)
the Assets are free and clear of all mortgages, pledges, liens, charges, burdens and encumbrances (other than the Permitted Encumbrances) created by, through or under Quaneco, but, subject to the foregoing, Quaneco will not be bound to convey and does not warrant any better title to the Assets than it now has;

g)
Quaneco has received no notice of default including, without limitation, a notice of work required to be done, under any agreement relating to the Assets to which it is a party or by which it is bound, or with respect to any statute, order, writ, injunction or decree of any governmental agency or of any court which might adversely affect the Assets;

h)
Quaneco has made or has caused to be made proper and timely payments of all royalties, bonus payments, option payments, rentals and deposits due under the Leases and has complied with, performed, observed and satisfied or has caused to be complied with, performed, observed and satisfied all material terms, conditions, obligations and liabilities which have arisen under any of the provisions of any of the Leases or any agreements or instruments or any statute, order, writ, injunction or decree of any governmental agency or of any court relating to the Assets;

i)
subject to the Permitted Encumbrances, Quaneco has done no act or suffered or permitted no action to be done whereby any individual or legal entity has acquired or may acquire any interest in or to the Assets;

j)
there are no existing or outstanding authorities for expenditures related to the Assets, nor any other financial commitments which are now outstanding or due, other than usual operating expenses incurred in the normal course of business;

k)	to the best of its knowledge, without having made any special inquiry, all Taxes that pertain to the Assets and that are due and payable by Quaneco have been properly paid;

l)
to the best of its knowledge, without having made any special inquiry, no suit, action or other proceeding is commenced, pending or threatened before any court or governmental agency or tribunal, which might have a material adverse affect on the Assets;

m)
subject to the rents, covenants, conditions and stipulations contained in the Leases, Fellows Energy may enter into and upon, hold and enjoy the Leases for the residue of their respective terms and all renewals or extensions of the Leases for its own use and benefit, without any lawful interruption by Quaneco or any individual or entity claiming, or to claim, by, through or under Quaneco, except pursuant to Permitted Encumbrances;

These representations and warranties of Quaneco herein contained are true in all respects when made and additionally will be true on and as of the Closing Date. These covenants, representations and warranties will either be in or deemed to apply to the assignments and other conveyances described in Paragraph 3.1, and there will not be any merger of any covenant, representation or warranty in such assignments and other conveyances, any rule of law, equity or statute to the contrary notwithstanding, and all such covenants, representations and warranties will survive Closing for a period of twenty four (24) months.

5.2 Covenants, Representations and Warranties of Fellows Energy

Fellows Energy hereby covenants with, and represents and warrants to Quaneco in respect of the Assets, that:

a)
Fellows Energy is a valid and subsisting corporation and is validly existing under the laws of its jurisdiction of incorporation and the jurisdiction within which the Assets are located, and has all requisite power and authority to acquire the Assets;

b)
the transactions contemplated in this Agreement have been duly and validly authorized and all documents and instruments contemplated in this Agreement, including this Agreement, have been duly and validly authorized, executed and delivered;

c)
the transactions contemplated in this Agreement will not violate, nor be in conflict with any provisions of Fellows Energy's constituting documents, by-laws or governing documents, or any agreement or contract or instrument to which it is a party or by which it is bound or any judgment, decree, order, statute, rule or regulations applicable to it;

d)	this Agreement, and all documents and instruments contemplated thereby, are legal, valid and binding obligations of Fellows Energy enforceable against it in accordance with their respective terms;

e)
Fellows Energy has incurred no obligation or liability for broker’s or finder’s fees in respect of this Agreement or the transactions contemplated hereby for which Quaneco will have any obligation or liability;

f)	Fellows Energy is acquiring the Assets as principal and not as an agent of a third party.

These representations and warranties of Fellows Energy herein contained are true in all respects when made and additionally will be true on and as of the Closing Date. These covenants, representations and warranties will either be in or be deemed to apply to the assignments and other conveyances described in Paragraph 3.1, and there will not be any merger of any covenant, representation or warranty in such assignments, any rule of law, equity or statute to the contrary notwithstanding and all such covenants, representations and warranties will survive Closing for a period of twenty four (24) months.

ARTICLE VI - ADJUSTMENTS AND OPERATING MATTERS

6.1 Adjustments

Subject to all other provisions of this Agreement, there will be no adjustments of any kind and nature relating to the operation of the Assets as of the Closing Date, except that the Parties agree to the following:

a)
prior to the Closing Date, all benefits and obligations relating to the Assets, including bonus and option payments made to the lessors of the Leases, annual delay rentals and shut-in royalties required to continue the Leases, operating costs and expenses, and capital costs, will be paid by and be the sole responsibility of Quaneco;

b)
subsequent to the Closing Date and during the Option Period, all annual delay royalties and shut-in royalties required to continue the Leases will be shared as to Quaneco thirty-five percent (35%) and Fellows Energy sixty-five percent (65%) except to the extent that Fellows Energy elects not to exercise part or all of the Option in Phase I or Phase II of the Option Lands;

c)
subsequent to the Closing Date and during the Option Period, all option payments made to the lessors of the Leases and required to extend the term of the Leases, will be shared as to Quaneco thirty-five percent (35%) and Fellows Energy sixty-five percent (65%) except to the extent that Fellows Energy elects not to exercise part or all of the Option in Phase I or Phase II of the Option Lands; and

6.2 Quaneco to Provide Notices to Fellows Energy

Following the Closing, Quaneco will forthwith provide to Fellows Energy all notices, specific information and other documents in respect of the Assets which it receives and will respond to such notices, information and other documents pursuant to the written instructions of Fellows Energy, if received on a timely basis, provided that Quaneco may (but will not be obliged to) refuse to follow instructions which it reasonably believes to be unlawful or in conflict with an applicable contract or Lease.

6.3 Specific Conveyances of Government Leases

With respect to those Leases issued by the government of the United States of America or agencies thereof, or by the State of Utah or agencies thereof, which require filing with and approval by the Bureau of Land Management or other agency of the United States of America, or by the appropriate agency by any state or local governmental authority or agency having jurisdiction thereof, (“Government Leases”), Quaneco will use its best efforts to assist and cooperate with Fellows Energy in obtaining the approval to the specific conveyance of the Assets from the agency having jurisdiction thereover. Any specific conveyances of Government Leases delivered to the Escrow Agent at Closing will:

a) be executed, acknowledged and delivered to the Escrow Agent;

b)	be on forms agreed upon between Quaneco and Fellows Energy, or where appropriate, on forms prescribed or suggested by the agency having jurisdiction thereover;

c)	evidence the assignment of the Assets; and

d)	not modify any of the terms, covenants and warranties herein set forth (except to the extent the specific conveyance better describes the particular Lease and Option Lands).

Each specific conveyance and this Agreement will, when taken together, be deemed to constitute but one assignment by Quaneco of the Assets as described in such specific conveyance.

ARTICLE VII - AREA OF MUTUAL INTEREST

7.1	Area of Mutual Interest

a)
In this Article “mutual interest lands” means any leases, and any other documents of title including without limitation any agreements granting, reserving or otherwise conferring rights to explore for, drill for, produce, take, use, market, share in the production of or the proceeds from the sale of Petroleum Substances; any portion of which lie fifty (50%) percent or more within the Prospect Area.

b)
The provisions of this Article will exist from the date of this Agreement and remain in effect until twenty four (24) months after Fellows Energy exercises the Option to acquire the Assets in the Option Lands, or, in the event Fellows Energy does not exercise the Option and its right to acquire the Assets in the Option Lands is terminated or expires, then the provisions of this Article will no longer be in effect as of the date of such termination or expiration.

c)
Each of the Parties represents and warrants that it is not a party to any agreement which predates this Agreement whereby it is obligated to offer an interest in any mutual interest lands to any third party, who is not a Party.

d)
For the purpose of this Article, only money consideration actually paid for an interest in any mutual interest lands will be reimbursed. If one of the Parties (“Acquiring Party”) acquires an interest in mutual interest lands, the Acquiring Party will forthwith give written notice to the other Parties together with all pertinent information with respect thereto. Each of the other Parties will have the option to acquire an interest from the Acquiring Party equal to their respective participating interest, exercisable by payment of the proportionate share of the costs of acquisition within sixty (60) days of receipt of notice of the acquisition. If the non-acquiring parties comprise more than one party and if one of the other parties does not exercise the option hereinbefore provided, the party (or parties) exercising the option will have a further option, exercisable by payment within twenty (20) days of notice thereof, to acquire from the Acquiring Party its proportionate share of the interest which was offered to the party which did not exercise the option in the original instance.

e)
In the event the consideration is the fulfillment of an obligation to earn an interest instead of money consideration, then the non-acquiring party may elect to participate for its proportionate share in fulfilling such obligation, to earn its proportionate share of the earnable interest. In the event the consideration is neither cash nor the fulfillment of an obligation the Acquiring Party will set out its bona fide estimate of the value in cash of the consideration and the non-acquiring party may acquire an interest as though that estimate were a cash consideration pursuant to Subparagraph 7.1(c). In case of dispute as to the reasonableness of the estimate the matter will be referred to arbitration, pursuant to the provisions of Paragraph 9.7.

f)
If any of the mutual interest lands are posted for public sale, the Parties will consult with a view to reaching an agreeable bid price for such lands and if agreement is reached Fellows Energy will make a bid therefore in the names and on behalf of all of the Parties. If agreement is not reached on a bid price by all of the Parties prior to forty-eight (48) hours before the time for submission of bids, each of the Parties may submit its own bid and may acquire an interest in the mutual interest lands for its own account and the provisions of Subparagraph 7.1(d) will not apply unless the party acquiring such lands does so at a price which differs by more than five (5%) percent from the price which such party had represented to the other parties as the price which such party would submit as a bid price, in which event such Acquiring Party must give the notice required under the provisions of Subparagraph 7.1(d).

g)
With respect to any mutual interest lands in which all of the Parties acquire a working interest pursuant to this Article, the interests of the parties therein will forthwith become subject to the Operating Agreement, with Fellows Energy being appointed as operator and the interests of the Parties will be in accordance with the respective participating interests of the Parties, pursuant to Paragraph 3.5, subject to adjustments in accordance herewith.

ARTICLE VIII - INDEMNITY

8.1 Indemnity of Quaneco

Quaneco will be liable to Fellows Energy, its officers, directors, employees, agents, successors or permitted assigns (herein referred to collectively as “Fellows Energy”) for and, in addition, will indemnify and save Fellows Energy harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages and expenses whatsoever which may be brought against or suffered by Fellows Energy or which it may sustain, pay or incur, as a direct consequence of Quaneco’s breach of any of Quaneco’s representations or warranties contained in Paragraph 5.1. No claim may be made against Quaneco for such liability or indemnity or pursuant to or based in any way upon the provisions of this Paragraph 8.1 unless written notice thereof with reasonable particulars will have been provided by Fellows Energy to Quaneco within twenty four (24) months of the Closing Date. The indemnified Party hereunder will give the indemnifying Party prompt notice in writing of any claim to which this Paragraph 8.1 applies and afford the indemnifying Party the reasonable opportunity to pay, settle or contest the claim at its expense.

8.2 Indemnity of Fellows Energy

Fellows Energy will be liable to Quaneco, its officers, directors, employees, agents, successors or permitted assigns (herein referred to collectively as “Quaneco”) for and, in addition, will indemnify and save Quaneco harmless from and against all claims, liabilities, actions, proceedings, demands, losses, costs, damages and expenses whatsoever which may be brought against or suffered by Quaneco or which it may sustain, pay or incur, as a direct consequence of Fellows Energy’s breach of any of Fellows Energy’s representations or warranties contained in Paragraph 5.2. No claim may be made against Fellows Energy for such liability or indemnity or pursuant to or based in any way upon the provisions of this Paragraph 8.2 unless written notice thereof with reasonable particulars will have been provided by Fellows Energy to Quaneco within twenty four (24) months of the Closing Date. The indemnified Party hereunder will give the indemnifying Party prompt notice in writing of any claim to which this Paragraph 8.2 applies and afford the indemnifying Party the reasonable opportunity to pay, settle or contest the claim at its expense.

8.3 Non-Merger of Indemnities and Liabilities

The liabilities and indemnities contained herein will be deemed to apply to, and will not merge in, all specific conveyances conveying the Assets to Fellows Energy or otherwise provided with respect to the transaction herein.

ARTICLE IX - GENERAL

9.1 Subrogation and Substitution

Quaneco will convey, to the extent permitted, the Assets to Fellows Energy with full rights of substitution and subrogation of Fellows Energy in and to all covenants, representations and warranties by others heretofore given or made in respect of the Assets or any part thereof.

9.2 Public Announcements

There will be no public release of information of any kind by any of the Parties with respect to this Agreement, and the transactions herein provided for, unless mutually approved by the Parties, which approval will not be unreasonably withheld, or, if such release is required by the law, including necessary disclosure under the security laws, then each of the Parties will receive a copy of such release at least twenty four (24) hours prior to its dissemination.

9.3 Confidential Information

In the event Fellows Energy does not close the transaction consistent with this Agreement or chooses not to exercise the Option, Fellows Energy agrees to return all information of any kind obtained by it from Quaneco, and its agents and representatives, concerning the Assets or the Prospect Area, including proprietary data obtained from drilling and testing coalbed methane wells on the Option Lands (“Information”), and to keep any and all Information obtained by Fellows Energy or its agents and representatives confidential for a period of two (2) years from March 12, 2004. The Information obtained by Fellows Energy will not be considered confidential if:

a)	it obtained such Information from the public domain other than as a result of a disclosure by Fellows Energy, or one of its agents or representatives;

b)
such Information became available to Fellows Energy on a non-confidential basis from a source other than Quaneco, or one of its agents or representatives, where that source has represented to Fellows Energy it is entitled to disclose it; or

c)	such Information was known to Fellows Energy on a non-confidential basis prior to its disclosure to Fellows Energy by Quaneco, or one of its agents or representatives.

9.4 Severability

If, and to the extent that, any court of competent jurisdiction determines that it is impossible to construe any provision of this Agreement and consequently holds that provision to be invalid, illegal or unenforceable, such holding will in no way affect the validity of the other provisions of this Agreement, which will remain in full force and effect.

9.5 Further Assurances

The Parties will, from time to time, on and after Closing, at the request of the other and without further consideration, execute and deliver all such other and additional instruments, notices, releases and other documents, and will do all such other acts and things as may be necessary to more fully assure the subject matter of this Agreement, including the acquisition by Fellows Energy of the Assets.

9.6 Assignment

Except in respect of an affiliate, none of the Parties will assign their rights and obligations under this Agreement without obtaining the prior written consent of the other Parties. Where the assigning party wishes to assign its rights and obligations to an affiliate, it will provide the other Parties with prior written notice of such assignment. For this Paragraph, affiliate means a company, partnership or other legal entity which owns, directly or indirectly, fifty (50%) percent or more of a Party.

9.7 Arbitration

The Parties hereby submit all controversies, claims and matters of difference in any way related to this Agreement or the performance or breach of the whole or any part hereof to arbitration to be conducted in English in Sheridan, Wyoming, U.S.A., according to the Wyoming Uniform Arbitration Act, ________ ss ___-__-___ et seq (the “Act”) and pursuant to the commercial rules and practices of the American Arbitration Association (“AAA”) from time to time in force, except that if such rules and practices will conflict with the Act or the Wyoming Rules of Civil Procedure relating thereto (“RCP”) or any other provision of the law of the State of Wyoming then in force, such rules and provisions will govern. In addition, the Act and the RCP will supplement the AAA rules where no conflict exists. Except as authorized hereunder, arbitration of any such controversy, claim or matter of difference will be a condition precedent to any legal action thereon. This submission and agreement to arbitration will be specifically enforceable in accordance with the Act. Awards will be final and binding on all parties to the extent and in the manner provided by the RCP. Any party may apply to the Wyoming District Court having jurisdiction, for an appropriate judgement entered thereon and execution issued therefor. At the election of any party, said award may also be filed, and judgement entered thereon and execution issued therefor, with the clerk of one or more other courts, in the United States of America, or elsewhere, having jurisdiction over the party against whom such an award is rendered or its property.

9.8 No Partnership

The Parties do not intend that this Agreement create (and it shall not be construed to create) a joint venture, mining partnership, partnership or any type of association. None of the Parties are authorized to act as agent or principal for another Party with respect to any matter except as specifically provided herein.

9.9 Communications

Any notice, direction or other instrument required or permitted to be given under this Agreement by the Quaneco to Fellows Energy or Fellows Energy to Quaneco must be in writing and must be given by delivering the same personally to the following addresses:

a) if to Quaneco:

	Quaneco, L.L.C.	Quaneco, L.L.C.
	35010 Chardon Road, Suite 200	211 North Robinson
	Willoughby Hills, OH 44094	One Leadership Square, 12th Floor
Oklahoma City, Oklahoma 73102
	Attn: Mr. Paul Mysyk	Attn: Mr. Robert O’Bannon
	Fax: (440) 954-5026	Fax: (405) 235-4133

b)	if to Fellows Energy:

Fellows Energy
370 Interlocken Boulevard, Suite 400
Broomfield, CO 80021
Attn: George S. Young
Fax:

A party may from time to time change its address for service herein by giving written notice to the other party. Any notice may be served by personal service upon a party or by instantaneous electronic means to the number for notice hereunder. Any notice given by service upon a party and any notice given by instantaneous electronic means will be deemed to be given to and received by the addressee on the day (except Saturdays, Sundays, statutory holidays and days which the offices of the addressee are closed for business) of service, provided it is received within regular business hours. Any notice received outside of regular business hours will be deemed received on the next regular business day.

9.10 Counterpart Execution

This Agreement may be executed in counterpart and the counterparts together will be effective and binding on the Parties as if the same copy of this Agreement was executed by the Parties in each other's presence. Delivery of an executed counterpart may be by facsimile, which facsimile will be replaced by the delivery of three (3) executed originals as soon after signing as reasonably possible.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the day and year first above written.

QUANECO, L.L.C.
Per: /s/ Paul Mysyk
Name: Paul Mysyk
Title: Managing Member

Per: /s/ Harry Schumaker
Name: Harry Schumaker
Title: Managing Member

FELLOWS ENERGY
Per: /s/ George S. Young
Name: George S. Young
Title: President

This is the counterpart execution page to a Purchase and Option Agreement for the Overthrust Prospect Area, Utah between Quaneco, L.L.C. and Fellows Energy, Ltd., dated March 12, 2004.

This is Schedule “A” attached to a Purchase and Option Agreement for the Overthrust Prospect, Utah and Wyoming between Quaneco, L.L.C. and Fellows Energy, Ltd., dated March 12, 2004.

Option Lands
Wells

The percentages below do not reflect a 2% Overriding Royalty, proportionately reduced, to NERD Energy in the shallow depths only as defined by Lamberson's 1982 "Overthrust Stratigraphic Column". All Royalty interest above an 80% NRI was assigned to Agents of Quaneco, LLC. This document is meant to reflect an 80% burden on leases in which Fellows Energy Ltd. is earning a 65% Working Interest with the resulting Net Revenue Interest being 52% for Fellows Energy Ltd.'s account.

Lease #		Lessor	Lessee	Description	County	Date	Recording Book	Page	Acres Gross	Net	Terms	ORRI ASSIGNMENT	PERCENTAGE	NRI to Quaneco
172-WY	008.0025	Wyoming Bureau of Land Management WYW-150907	Billy Jim Palone	Township 18 North, Range 120 West, 6th P.M. Section 1: Lots 5, 6, 7, 8, S2N2	Uinta	8/1/00
				Section 2: Lots 5, 6, 7, 8, S2N2, S2
				Section 18: Lots 5, 6, 7, 8, E2, E2W2
				Section 20: All
				Section 30: Lots 7, 8, 9, 10, E2NE, SE					2534.88	2534.88	10 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	0.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths
														82.25997200%

173-WY	008.0026	Wyoming Bureau of Land Management WYW-150906	Billy Jim Palone	Township 16 North, Range 120 West, 6th P.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2	Uinta	8/1/00						TeSelle R101794 P378-386	.625% of 8/8ths
				Section 10: All								Palone GC-I	.01302% of 8/8ths
												Palone GC-II	.01302% of 8/8ths
												Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths
									1459.65	1459.65	10 yr, 1/8			83.42663800%

174-WY	008.0058	State of Wyoming Lease # 00-00405	Palone Petroleum	Township 16 North, Range 120 West, 6th P.M. Section 36: W2	Uinta	7/2/00			320	320	5 yr, 1/6	TeSelle R101794 P378-386	.625% of 8/8ths
												Palone GC-I	.01302% of 8/8ths
												Palone GC-II	.01302% of 8/8ths
												Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.25997100%

176-WY	008.0166	Wyoming Bureau of Land Management WYW-137352	High Plains Associates	Township 16 North, Range 120 West, 6th P.M. Section 12: All	Uinta	9/1/95						TeSelle R101794 P378-386	.625% of 8/8ths
				Section 14: All								Palone GC-I	.01302% of 8/8ths
												Palone GC-II	.01302% of 8/8ths
												Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
									1280	1280	10 yr, 1/8	Quaneco II	2.5% of 8/8ths	81.42663800%
												NEED ASSIGNMENT FROM HIGH PLAINS?

177-WY	008.0167	Wyoming Bureau of Land Management WYW-137255	High Plains Associates	Township 16 North, Range 120 West, 6th P.M. Section 4: Lots 1, 2, 3, 4, S2N2, S2	Uinta	9/1/95						TeSelle R101794 P378-386	.625% of 8/8ths
				Section 6: Lots 3, 4, 5, 6, 7, S2NE, SENW, E2SW, SE								Palone GC-I	.01302% of 8/8ths
				Section 18: Lots 1, 2, 3, 4, NE, E2NW								Palone GC-II	.01302% of 8/8ths
												Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
									1842.62	1842.62	10 yr, 1/8	Quaneco II	2.5% of 8/8ths	81.42663800%
												NEED ASSIGNMENT FROM HIGH PLAINS?

191-WY	008.0186	State of Wyoming Lease # 00-00848	Palone Petroleum	Township 15 North, Range 119 West, 6th P.M. Section 16: All	Uinta	12/2/00			640	640	5 yr, 1/6	TeSelle R101794 P378-386	.625% of 8/8ths
												Palone GC-I	.01302% of 8/8ths
												Palone GC-II	.01302% of 8/8ths
		NO ASSIGNMENT										Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.25997100%

192-WY	008.0165	State of Wyoming Lease # 00-645	Palone Petroleum	Township 15 North, Range 120 West, 6th P.M. Section 36: All	Uinta	10/2/00			640	640	5 yr, 1/6	TeSelle R101794 P378-386	.625% of 8/8ths
												Palone GC-I	.01302% of 8/8ths
												Palone GC-II	.01302% of 8/8ths
												Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.25997100%

194-WY	008.0176 008.0177 008.0179 008.0189	George Richard Sims, a/k/a Richard Sims, and Charlsie Stevens Sims, a/k/a Charlsie S. Sims, Husband and wife, as individuals; and Sims Ranch Limited Partnership, a Wyoming limited partnership, by George Richard Sims, General Partner	Billy Jim Palone, d/b/a Palone Petroleum	Township 16 North, Range 121 West, 6th P.M. Section 2: Lots 1, 2, S2NE, SE, Less & Except a tract in Said Lot 2, described as follows: Beginning at the North quarter corner of said minutes 19 seconds East, 527.06 feet; thence South 29 degrees 19 minutes 31 seconds West, 608.55 feet; thence South 89 degrees 26 minutes 29 seconds West, 218.99 feet to the West line of said Lot 2; thence North 1 degree 4 minutes 57 seconds West, 531.01 feet, to point of beginning, said excepted tract containg 4.54 acres, more or less;	Uinta	1/10/01	746	573				TeSelle Palone GC-I Palone GC-II Palone Quantum Energy Quaneco II	1.5% of 8/8ths .03125% of 8/8ths .03125% of 8/8ths .4375% of 8/8ths 0.740028% of 8/8ths 2.5% of 8/8ths	82.25997200%

				Township 17 North, Range 120 West, 6th P.M.							3 yr, opt
				Section 20: SW							ext 4 yr
				Section 30: Lots 1, 2, 3, 4, E2W2, E2					1197.9	620.36	1/8 roy

197-WY	008.0182	Jack C. Sims and Lynda J. Sims, individually and as Trustees of the Jack C. Sims and Lynda J. Sims Revocable Trust dated January 4, 1994	Billy Jim Palone, d/b/a Palone Petroleum	Township 15 North, Range 120 West, 6th P.M. Section 22: N2NE Township 17 North, Range 120 West, 6th P.M.	Uinta	2/20/01	749	248				TeSelle Palone GC-I Palone GC-II Palone Quantum Energy Quaneco II	1.5% of 8/8ths .03125% of 8/8ths .03125% of 8/8ths .4375% of 8/8ths 0.740028% of 8/8ths 2.5% of 8/8ths	82.25997200%

Section 17: S2S2, NESE, E2NE, and those parts of the W2NE, NWSE and N2SW described as follows: Commencing at the Northwest corner of said Section 17; thence South 0 degrees 44 minutes East along the West boundry line of said Section 17 a distance of 3888.2 feet to the point of beginning; thence North 71 degrees 54 minutes East 2693.3 feet; thence North 30 degrees 15 minutes East 1155.9 feet; thence North 15 degrees 25 minutes East 2098.0 feet to a point on the North line of said Section 17; thence East to the Northwest corner of the NENE of said Section 17; thence South along the quarter quarter line to the Northwest corner of the SESE of said Section 17; thence West along the quarter quarter line to the West line of said Section 17; thence North along the West boundry line of said Section 17 to the point of beginning. Total Section 17 lands containing 386.75 acres, more or less;
Section 18: S2SE, and thos parts of the E2NE and NESE described as follows: Commencing at the Northeast corner of said Section 18; thence North 89 degrees 58 minutes West along the North boundry line of said Section 18 a distance of 810 feet to the point of beginning; thence South 1694 feet; thence South 7 degrees 10 Minutes West 1421 feet; thence South 52 degrees 53 minutes East 1300.6 feet to a point on the East boundry line of said Section 18; thence South along the East boundry of said Section 18; to the Northeast corner of the SESE of said Section 18; thence West and along the North boundry line of the SESE of said Section 18 to the the Northwest corner of said SESE; thence North along the quarter quarter line to the North boundry of said Section 18; thence East along the North boundry line of said Section 18 to the point of beginning. Total Section 18 lands containing 126.53 acres, more or less;

				Section 19: E2E2, SWSE
				Section 20: Lots 1, 2, 3, 4

				Township 16 North, Range 121 West, 6th P.M.
				Section 12: SW, W2SE
				Section 25: S2S2SE							3 yr, opt
				Section 36: SENE, N2SE					1327.01	491.52	4 yr, 1/8

198-WY	008.0178 008.0180	Aaron R. Martin and Nancy H. Martin, individually and as Trustees of the Aaron & Nancy Martin Family Trust dated January 24, 1997	Billy Jim Palone, d/b/a Palone Petroleum
Township 17 North, Range 120 West, 6th P.M.
Section 20: SW, less and except a tract of land described as follows: Commencing at the Southwest corner of said Section 20, thence North 0 degrees 18 minutes 02 seconds West, 618.95 feet along the West line of said Section to the point of beginning; thence North 0 degrees 18 minutes 02 seconds West, 2027.62 feet along said West line to the West 1/4 corner of said Section 20; thence North 89 degrees 54 minutes 38 seconds East, 1607.03 feet along the North line of said Southwest 1/4; thence South 33 degrees 10 minutes 04 seconds West, 2086.04 feet; thence South 58 degrees 02 minutes 29 seconds West, 536.44 feet to point of beginning; said excepted tract containing 42.804 acres, more or less;
					Uinta	2/14/01	749	253				TeSelle Palone GC-I Palone GC-II Palone Quantum Energy Quaneco II	1.5% of 8/8ths .03125% of 8/8ths .03125% of 8/8ths .4375% of 8/8ths 0.740028% of 8/8ths 2.5% of 8/8ths	82.25997200%
											3 yr, opt
				Section 30: Lots 1, 2, 3, 4, E2W2, E2					749.62	374.808	4 yr, 1/8

199-WY-A	008.0185	Jessie Marie Sims Barnes, a single woman	Billy Jim Palone, d/b/a Palone Petroleum	Township 17 North, Range 120 West, 6th P.M. Section 19: Lots 1, 2, 3, 4, E2W2, W2NE, NWSE	Uinta	2/14/01	749	251			3 yr, opt	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
									431.58	215.79	4 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

199-WY-B	008.0184	Lucille LaFern Sims Dunning, a widow	Billy Jim Palone, d/b/a Palone Petroleum	Township 17 North, Range 120 West, 6th P.M. Section 19: Lots 1, 2, 3, 4, E2W2, W2NE,	Uinta	2/14/01	749	249			3 yr, opt	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				NWSE					431.58	215.79	4 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

200-WY-A	008.0183	Skull Valley Company, LTD., a Utah limited partnership, a/k/a Skull Valley Company, a utah limited partnership	Billy Jim Palone, d/b/a Palone Petroleum	Township 15 North, Range 121 West, 6th P.M. Section 3: Lots 1, 2, 3, 4 Section 11: W2	Uinta	3/20/01	746	568				TeSelle	1.5% of 8/8ths
				Section 23: W2								Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Township 16 North, Range 121 West, 6th P.M.							3 yr, opt	Palone	.4375% of 8/8ths
				Section 35: W2					1050.02	787.52	4 yr, 15%	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

x									Total
200-WY-B		Kavanagh N.V., a Netherlands Antillas Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Township 15 North, Range 121 West, 6th P.M. Section 3: Lots 1, 2, 3, 4 Section 11: W2 Section 23: W2		3/23/01, eff 4/17/01	757	655				TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
NO ASSIGNMENT												Palone GC-II	.03125% of 8/8ths
				Township 16 North, Range 121 West, 6th P.M.							3 yr, opt	Palone	.4375% of 8/8ths
				Section 35: W2					1050.02	131.25	4 yr, 15%	Quantum Energy	0.740028% of 8/8ths	79.75997200%
												Quaneco II	2.5% of 8/8ths

217-WY		Bureau of Land Management WYW-153675	Billy Jim Palone	Township 17 North, Range 120 West, 6th PM, Section 20: Lots 5-8	Unita	9/1/2001						TeSelle	1.5% of 8/8ths
				Section 28: All								Palone GC-I	.03125% of 8/8ths
				Section 32: Lots 1-5								Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Township 16 North, Range 121 West, 6th PM								Quantum Energy	0.740028% of 8/8ths
				Section 2: Lots 4, SWNW, SW								Quaneco II	2.5% of 8/8ths	82.25997200%
				Section 10: Lots 1-4
				Section 12: E2SE
				Section 14: W2, SE

				Township 17 North, Range 121 West, 6th PM							10 yr
				Section 24: Lots 5-12					2087.86	2087.86	1/8 roy

Above and beyond 180K
218-WY		Bureau of Land Management WYW-153673	Billy Jim Palone	Township 16 North, Range 120 West, 6th PM, Section 8: All	Unita	9/1/01						TeSelle	1.5% of 8/8ths
				Section 20: E2, E2W2								Palone GC-I	.03125% of 8/8ths
NO ASSIGNMENT				Section 22: All								Palone GC-II	.03125% of 8/8ths
				Section 28: N2N2, SENE, S2SW, SWSE,								Palone	.4375% of 8/8ths
				NESW, N2SE, SESE, Excl.							10 yr	Quantum Energy	0.740028% of 8/8ths
				18.37 Ac in railroad right of way					2221.63	2221.63	1/8 roy	Quaneco II	2.5% of 8/8ths	82.25997200%

241-WY		Bureau of Land Management WYW-154704	Billy Jim Palone	Township 15 North, Range 121 West, 6th PM Section 10: Lots 1, 2, 3, 4	Uinta	12/1/01			90.32	90.32	10 yr 1/8 roy	TeSelle	1.5% of 8/8ths	82.25997200%
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths

NO ASSIGNMENT
		TOTAL NET ACRES								15954

The percentages below do not reflect a 2% Overriding Royalty, proportionately reduced, to NERD Energy in the shallow depths only as defined by Lamberson's 1982 "Overthrust Stratigraphic Column". All Royalty interest above an 80% NRI was assigned to Agents of Quaneco, LLC. This document is meant to reflect an 80% burden on leases in which Fellows Energy Ltd. is earning a 65% Working Interest with the resulting Net Revenue Interest being 52% for Fellows Energy Ltd.'s account.

Lease #		Lessor	Lessee	Description	County	Date	Recording Book	Page	Acres Gross	Net	Terms	ORRI ASSIGNMENT	PERCENTAGE	NRI to Quaneco
100-UT	008.0032	George E. Collard, Jr.	Billy Jim Palone, d/b/a Palone Petroleum	Township 4 North, Range 6 East, S.L.M. Section 28: S2NW, N2SW Section 34: SENW, NESW, W2SE	Summit	1/17/00	1323	281	320	320	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

101-A-UT	008.0037	Ruth H. O'Connor, f/k/a Ruth H. Jorgensen, and Vern F. Jorgensen as Co-Trustees of the Jorgensen Family Trust, dated 6/21/71	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/22/00	1323	261	1473.86	741.43	3yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

101-B-UT	008.0038	Karl G. Timpson and Pam Timpson, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1323	259	1473.86	61.04	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

101-C-UT	008.0039	Beth M. Wilkins and Leland D. Wilkins, wife and husband	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1323	265	1473.86	183.11	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

101-D-UT	008.0040	Perry L. Allred and Kaye Allred, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1323	263	1473.86	183.11	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

101-E-UT	008.0041	Mary Timpson Smith and Morris Smith, wife and husband	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1323	267	1473.86	61.04	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

101-G-UT	008.0042	Chauncey C. Riddle and Bertha A. Riddle, Trustees of the Chauncey C. Riddle Family Living Trust, dated May 26, 1988	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1323	269	1473.86	183.11	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

102-UT	008.0007	Edwin L. Judd and Edmeresa O. Judd, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 16: All Section 22: S2SE Section 28: S2NE, SE, SESW	Summit	2/3/00	1323	285	1000	560	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

103-UT	008.0036	Robert Michael Richins and Wendy Dahl Richins, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 2: Lot 3, SENW, SW Section 11: NWNW	Summit	1/27/00	1323	283	282.09	282.09	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

104-A-UT	008.0045	Thomas V. Boyer, Successor Trustee of the Joseph Lavern Boyer Family Living Trust, dated October 13, 1982	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and excep	Summit	2/22/00	1323	271	2330.77	388.46	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

105-UT	008.0132	Utah Bureau of Land Management UTU-78765	Billy Jim Palone	Township 1 North, Range 6 East, S.L.M. Section 20: N2, N2SW, SWSW, NESE, S2SE Section 30: Lots 1, 2, 3, 4, NE, E2W2, NESE, S2SE	Summit	3/1/00			1117	1117	10 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

104-B-UT	008.0046	Helen W. Boyer, sole remaining Trustee of the L. E. Boyer and Helen W. Boyer Revocable Trust, dated June 14, 1988	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and excep	Summit	3/11/00	1323	273	2330.77	388.46	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

104-C-UT	008.0047	Paul W. Nielson, as Trustee of the Woodrow Nielson and Leah B. Nielson Revocable Trust	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and excep	Summit	3/11/00	1323	275	2330.77	388.46	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

104-D-A-UT	008.0050	William Leo Boyer and Lawrence Irwin Boyer, as Trustees of the William Leo Boyer Trust, dated January 25, 1995	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 26: S2NE, NESW, NWNE Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, an	Summit	3/11/00	1323	277	2490.77	274.23	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
	008.0048											Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

104-E-B-UT	008.0051	Kenneth Cordell Boyer, sole remaining Trustee of the Lorene B. Boyer Trust, dated January 25, 1995	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 26: S2NE, NESW, NWNE Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, an	Summit	3/11/00	1323	279	2490.77	274.23	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
	008.0049											Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

106-UT	008.0008	Samuel L. Bolinder and Kathleen J. Bolinder, individually and as Trustees of the Samuel L. Bolinder and Kathleen J. Bolinder Revocable Trust	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 16: N2, SW	Summit	2/15/00	1323	287	480	120	3 yr, Opt 4 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
		DON’T HAVE TITLE WORK OR NOTES										Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

107-UT	008.0044	Francis Minerals Limited Partnership, a Utah Limited Partnership	Billy Jim Palone, d/b/a Palone Petroleum
Township 9 North, Range 8 East, S.L.M.
Section 8: S2
Section 9: Lots 1, 2, 3, 4, W2W2
Section 16: Lots 1, 2, 3, 4, W2W2
Section 17: All
Section 20: Beginning at the NE corner of
said section 20, thence running West
5286.60 feet to the NW corner
					Rich	3/17/00	Rich P8 Uinta 735	21 1				TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
				Township 18 North, Range 120 West, 6th PM Resurvey Tract 38 Originally described as: Section 30: Lots 1, 2, E2NW Township 18 North, Ranges 120 and 121 West, 6th PM Resurvey Tract 39 Originally described as: Township 18 North, Range 121	Uinta, WY				2409.77	2409.77	3 yr, 1/8 opt 4yr	Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths

108-UT	008.0043	George O. Frazier, a/k/a George Frazier, and Catherine M. Frazier, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 8: NWSE, S2NESE, NWNESE, and the following two tracts: Tract 1: Commencing 40 rods South of the Northeast Corner of the Southeast Quarter of said Section 8, running thence North 100 feet, thence West 660 feet	Rich	3/17/00	P8	16				TeSelle	1.5% of 8/8ths

Excepted Tract 2: Commencing 776 feet West of the Northeast Corner of the Southeast Quarter of said Section 8, running thence West 425 feet, thence South 360 feet, thence East 425 feet, thence North 360 feet to the place of beginning, containing 3.51 acre
												Palone GC-I	.03125% of 8/8ths

Section 17: N2N2NENE, W2NE, NW, LESS AND EXCEPT the following tract: Commencing at the Northwest Corner of said Section 17; running thence South 64.5 rods to the center line of the County Road; thence on the center line of said County Road, North 61 degre
												Palone GC-II	.03125% of 8/8ths

Section 18: S2NE, SE, and the following tract: Commencing at the Southeast Corner of the Southwest Quarter of said Section 18, thence West 69 rods, thence North 240 rods, thence East 69 rods, thence South 240 rods, to the point beginning, said tract conta
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
				Township 9 North, Range 8 East, S.L.M. Section 19: Lots 1(40.24), 2(40.08), 3(39.94), 4(39.94), E2W2, E2 Section 20: Commencing at the Southeast Corner of said Section 20, thence West 5,286.60 feet to the Southwest Corner of said Section								Quaneco II	2.5% of 8/8ths	82.25997200%

109-UT	008.0129	Utah Bureau of Land Management UTU-78766	Billy Jim Palone	Township 7 North, Range 8 East, S.L.M. Section 4: Lots 1, 2, 3, 4 Section 6: Lots 5, 6, 7, S2NE, SENW, E2SW, SE	Rich	3/1/00			668.53	668.53	10 yr 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

110-UT	008.0130	Utah Bureau of Land Management UTU-78767	Billy Jim Palone	Township 2 North, Range 6 East, S.L.M. Section 4: Lots 1, 2, S2NE Section 8: S2NE, NWNW, E2SW, SE Section 18: Lots 1, 2, 3, 4, E2W2, E2	Summit	3/1/00			1160.2	1160.2	10 yr 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

111-UT	008.0001	State of Utah Mineral Lease # 48443	Billy Jim Palone	Township 1 North, Range 4 East, S.L.M. Section 8: Lots 1, 2, 3, 4, W2SW, SESW, NWSE, SESE Section 12: Lots 1, 2, W2NE, W2SW Section 18: Lots 1, 2, 4, 5, 6, 7, 8, 10, 11, 12, N2NE, SENE, NESE, SWSE Section 20: N2NE, SEN	Morgan Summit Morgan Morgan & Summit Summit Summit	2/9/00			2143.01	2143.01	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

112-UT	008.0002	State of Utah Mineral Lease # 48444	Billy Jim Palone	Township 1 North, Range 5 East, S.L.M. Section 12: SENE, NESW	Summit	2/9/00			80	80	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

113-UT	008.0003	State of Utah Mineral Lease # 48445	Billy Jim Palone	Township 2 North, Range 4 East, S.L.M. Section 6: Lots 3, 4, 5, SESW, SE Section 18: Lots 1, 11 Section 20: Lots 2, 3, 12 Section 22: W2W2, SESE Section 24: Lots 15, 16 Section 26: SENE Section 34: SWNE, SENW, E2SW, W2SE	Morgan Morgan Morgan Summit Summit Summit Morgan & Summit	2/9/00			1023.87	1023.87	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

114-UT	008.0148	State of Utah Mineral Lease # 48446	Billy Jim Palone	Township 2 North, Range 5 East, S.L.M. Section 16: NWSE Section 18: E2NE, NESE Section 30: Lot 2	Summit	2/9/00			199.24	199.24	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

115-UT	008.0149	State of Utah Mineral Lease # 48447	Billy Jim Palone	Township 2 North, Range 6 East, S.L.M. Section 16: NWNW, NESW, SWSW	Summit	2/9/00			120	120	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

116-UT	008.0150	State of Utah Mineral Lease # 48448	Billy Jim Palone	Township 3 North, Range 5 East, S.L.M. Section 4: Lots 2, 4, SWSE, S2NW, SW, N2SE, SWSE Section 6: Lots 1, 3, 5, 7, S2NE, SENW, E2SW, SE Section 8: SWNE, SENW, NESW, NWSE Section 24: SENE, SE Section 30: SWNE, SEN	Summit	2/9/00			1367.42	1367.42	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

117-UT	008.0152	State of Utah Mineral Lease # 48449	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 4: Lot 3, SENW, SESE Section 10: SENE, NW, W2SE Section 14: NWNE Section 30: W2NE, NESW, NWSE	Summit	2/9/00			599.09	599.09	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

118-UT	008.0153	State of Utah Mineral Lease # 48450	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 30: Lots 1, 2, 3, 4, N2NE, SWNE, E2W2, SE	Summit	2/9/00			539.44	539.44	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

119-UT	008.0154	State of Utah Mineral Lease # 48451	Billy Jim Palone	Township 4 North, Range 6 East, S.L.M. Section 22: SW Section 28: NE, NESE	Summit	2/9/00			360	360	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

120-UT	008.0155	State of Utah Mineral Lease # 48452	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 6: Lots 1, 2, 3, 4, 6, 7, SENE, SENW, SESW, NESE, S2SE Section 14: NENE, SWNE, SESW, NWSE Section 16: All	Morgan Morgan & Summit Morgan	2/9/00			1280.01	1280.01	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

121-UT	008.0156	State of Utah Mineral Lease # 48453	Billy Jim Palone	Township 7 North, Range 7 East, S.L.M. Section 2: S2NE, S2 Section 16: N2, SW, E2SE Section 36: All	Rich	2/9/00			1600	1600	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

122-UT	008.0157	State of Utah Mineral Lease # 48454	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 2: Lots 1, 2, 3, S2N2, S2 Section 6: Lot 5 Section 12: All	Rich	2/9/00			1243.46	1243.46	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

123-UT	008.0158	State of Utah Mineral Lease # 48455	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 16: E2, E2W2 Section 24: All Section 32: E2, E2W2	Rich	2/9/00			1600	1600	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

124-UT	008.0159	State of Utah Mineral Lease # 48456	Billy Jim Palone	Township 8 North, Range 8 East, S.L.M. Section 16: Lots 1, 2, 3, 4 Section 32: All	Rich	2/9/00			811.62	811.62	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

125-UT	008.0160	State of Utah Mineral Lease # 48457	Billy Jim Palone	Township 9 North, Range 7 East, S.L.M. Section 2: Lots 3, 4, 5, 6, 7, SENE, E2SE Section 8: SW, S2SE Section 12: Lots 1, 2, N2NE Section 17: Commencing at the Northwest corner of Section 17 and running thence South sixty four and one-half	Rich	2/9/00			2263.81	2263.81	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

126-UT	008.0161	State of Utah Mineral Lease # 48458	Billy Jim Palone	Township 9 North, Range 8 East, S.L.M. Section 32: All	Rich	2/9/00			679.04	679.04	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

127-UT	008.0162	State of Utah Mineral Lease # 48459	Billy Jim Palone	Township 10 North, Range 7 East, S.L.M. Section 2: Lots 1, 2, 3, 4, 5, 6, 7, S2NE, SENW, E2SW, SE Section 7: SENE Section 32: All Section 36: All	Rich	2/9/00			1966.32	1966.32	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

128-UT	008.0163	State of Utah Mineral Lease # 48460	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 16: Lots 1, 2, 3, 4, W2W2 Section 32: All	Rich	2/9/00			853.28	853.28	10 yr 1/8 eff 3/1/00	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

129-UT	Numerous	Skull Valley Company, LTD., a Utah	Billy Jim Palone, d/b/a	Tract No. 1		3/3/00	Summit					TeSelle	1.5% of 8/8ths
		Limited Partnership, a/k/a Skull Valley	Palone Petroleum	Township 9 North, Range 7 East, S.L.M.	Rich		1325	908				Palone GC-I	.03125% of 8/8ths
		Company, a Utah limited partnership
Section 23: Commencing at the Southeast corner of Section 23, T9N, R7E, SLM,running thence North 49 degrees 20 minutes West 1948 feet; thenceNorth 62 degrees 31 minutes West 2642 feet; thence North 26degrees 35 minutes West 3132 feet; thence West 67 feet
							Rich P8 Morgan M 160	449 814				Palone GC-II	.03125% of 8/8ths
				Section 26: W2								Palone	.4375% of 8/8ths
				Section 27: All								Quantum Energy	0.740028% of 8/8ths
				Section 34: E2, E2NW								Quaneco II	2.5% of 8/8ths	79.75997200%

130-UT	Numerous	Kavanagh N.V., a Netherlands Antilles Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Tract No. 1 Township 9 North, Range 7 East, S.L.M.	Rich	3/21/00	Rich P8	11				TeSelle	1.5% of 8/8ths
				Section 26: W2 Section 27: All Section 34: E2, E2NW Section 35: All			Morgan M160	428				Palone GC-I	.03125% of 8/8ths
				Section 36: Beginning at the Southwest corner of Section 36; thence North 2 3/4 degrees East 2698 feet; thence South 89 degrees East to the West boundry line of State Highway; thence South 32 degrees East along said West line 3156 feet more or less, to a			Summit 1323	289				Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Tract No. 2								Quantum Energy	0.740028% of 8/8ths
				Township 8 North, Range 7 East, S.L.M.	Rich							Quaneco II	2.5% of 8/8ths	79.75997200%

131-UT	008.0057	United Park City Mines, a DE corp.	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 3: Lots 1, 2, 3, 4, S2N2, S2 Section 4: Lot 1, SENE, E2SE	Summit	5/23/00	1331	271	811.27	811.27	3 yr, Opt 4 yr 1/8 roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

132-UT	008.0128	Joseph S. Lesser, as Trustee of Trust U/A with Joseph E. Hotung dated November 1, 1974	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 7 East, S.L.M. Section 13: All	Rich	3/21/00	P8	9	640	80	3 yr, Opt 4 yr 15% roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

133-UT	Numerous	Property Reserve, Inc., f/k/a Deseret Title Holding Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Tract No. 1 Township 9 North, Range 7 East, S.L.M.	Rich	6/21/00	Rich Q8	261				TeSelle	1.5% of 8/8ths
				Section 26: W2								Palone GC-I	.03125% of 8/8ths
				Section 27: All			Summit					Palone GC-II	.03125% of 8/8ths
				Section 34: E2, E2NW			1331	257				Palone	.4375% of 8/8ths
				Section 35: All								Quantum Energy	0.740028% of 8/8ths
				Section 36: Beginning at the Southwest corner of Section 36; thence North2 3/4 degrees East 2698 feet; thence South 89 degrees East to the West boundry line of State Highway; thence South 32 degrees East along said West line 3156 feet more or less, to a p			Morgan M161	720				Quaneco II	2.5% of 8/8ths	79.75997200%

134-UT	008.0004	Property Reserve, Inc., f/k/a Deseret Title Holding Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 16: All	Summit	6/21/00	1331	265	640	320	3 yr opt 4 1/6th roy	TeSelle	.625% of 8/8ths
												Palone GC-I	.01302% of 8/8ths
												Palone GC-II	.01302% of 8/8ths
												Palone	.182294% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.25997100%

135-UT	008.0146	Utah Bureau of Land Management UTU-78954	Billy Jim Palone	Township 1 North, Range 4 East, S.L.M. Section 12: E2SW	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 14: Lots 1, 2, NE, N2SE	Summit							Palone GC-I	.03125% of 8/8ths
				Section 24: SWNE, NENW, W2W2, S2SE	Summit							Palone GC-II	.03125% of 8/8ths
				Section 26: All	Summit							Palone	.4375% of 8/8ths
				Section 30: Lots 1, 2, 3, 4, 6, 7, 8, 11, 12, E2E2, NWNE, NWSE	Morgan & Summit				1959.06	1959.06	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

136-UT	008.0147	Utah Bureau of Land Management UTU-78955	Billy Jim Palone	Township 2 North, Range 4 East, S.L.M. Section 4: Lots 1, 2, 3, 4, 5, 6, 7, 8, 11, 12,	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				13, 14, 18, 19, 20, SW								Palone GC-I	.03125% of 8/8ths
				Section 8: S2N2, S2	Morgan & Summit							Palone GC-II	.03125% of 8/8ths
				Section 10: Lots 1, 2, 4, 5, 7, 8, 9, 10, 12, 13, 15, 16	Summit				1571.63	1571.63	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

137-UT	008.0139	Utah Bureau of Land Management UTU-78956	Billy Jim Palone	Township 2 North, Range 4 East, S.L.M. Section 14: N2, SW	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 20: Lots 1, 7, 8, 9, 10, 13, 14, 15, 16	Morgan							Palone GC-I	.03125% of 8/8ths
				Section 22: NE, N2SE, SWSE	Summit							Palone GC-II	.03125% of 8/8ths
				Section 26: SESW, NESE, S2SE	Summit							Palone	.4375% of 8/8ths
				Section 30: Lots 2, 3, NENE, S2NE, NENW, E2SW, SE	Morgan				1748.72	1748.72	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

138-UT	008.0140	Utah Bureau of Land Management UTU-78957	Billy Jim Palone	Township 3 North, Range 4 East, S.L.M. Section 6: Lots 3, 4, 5, 6, 7	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 10: N2NE								Palone GC-I	.03125% of 8/8ths
				Section 12: All								Palone GC-II	.03125% of 8/8ths
				Section 14: N2NE, SENE					1022.73	1022.73	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

139-UT	008.0141	Utah Bureau of Land Management UTU-78958	Billy Jim Palone	Township 3 North, Range 4 East, S.L.M. Section 22: Lots 5, 6, NE, N2SE	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 26: All	Summit							Palone GC-I	.03125% of 8/8ths
				Section 28: Lots 1, 2, 3, 4, NWNE, E2NW, NESW	Summit							Palone GC-II	.03125% of 8/8ths
				Section 30: E2SW	Summit & Morgan							Palone	.4375% of 8/8ths
				Section 34: Lots 2, 3, 4, W2E2, W2	Summit				1949.71	1949.71	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

140-UT	008.0142	Utah Bureau of Land Management UTU-78959	Billy Jim Palone	Township 4 North, Range 4 East, S.L.M. Section 4: Lots 2, 4, SWNW, W2SW, SESE	Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 6: Lots 1, 2, 3, S2NE, SENW, E2SW, SE								Palone GC-I	.03125% of 8/8ths
				Section 8: Lot 1, NE, NENW, NWSW, SESW								Palone GC-II	.03125% of 8/8ths
				Section 10: NE, N2NW, S2								Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%
				Section 12: NE, W2NW, SW, W2SE, SESE					2115.65	2115.65	10 yr, 1/8
141-UT	008.0143	Utah Bureau of Land Management UTU-78960	Billy Jim Palone	Township 4 North, Range 4 East, S.L.M. Section 14: SESE	Summit & Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 24: W2E2, W2	Summit							Palone GC-I	.03125% of 8/8ths
				Section 26: Lot 1, NENE, W2E2, NW, N2SW, SESW, SESE	Summit							Palone GC-II	.03125% of 8/8ths
				Section 34: N2N2, SESW, SE	Summit				1439.37	1439.37	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

142-UT	008.0144	Utah Bureau of Land Management UTU-78961	Billy Jim Palone	Township 4 North, Range 4 East, S.L.M. Section 18: All	Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 28: E2, E2W2	Summit & Morgan							Palone GC-I	.03125% of 8/8ths
				Section 30: Lots 2, 3, 4, 5, 6, 7, 8, NENE, S2NE, SENW, N2SE	Summit & Morgan				1573.39	1573.39	10 yr, 1/8	Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

143-UT	008.0145	Utah Bureau of Land Management UTU-78962	Billy Jim Palone	Township 1 North, Range 5 East, S.L.M. Section 6: Lots 1, 2, 3, 4, 5, 6, 7, S2NE,	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				SENW, E2SW								Palone GC-I	.03125% of 8/8ths
				Section 18: Lots 1, 2, 3, N2NE, SENE, E2W2, SE					1043.36	1043.36	10 yr, 1/8	Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

144-UT	008.0133	Utah Bureau of Land Management UTU-78963	Billy Jim Palone	Township 2 North, Range 5 East, S.L.M. Section 4: SENW, SWSE	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 14: W2, SE								Palone GC-I	.03125% of 8/8ths
				Section 22: E2NE, N2SE								Palone GC-II	.03125% of 8/8ths
				Section 24: NE, S2								Palone	.4375% of 8/8ths
				Section 26: Lots 1, 3, 4, 5, 6, E2E2								Quantum Energy	0.740028% of 8/8ths
				Section 30: SE								Quaneco II	2.5% of 8/8ths	82.25997200%
				Section 34: S2N2, SE					2035.6	2035.6	10yr, 1/8
145-UT	008.0134	Utah Bureau of Land Management UTU-78964	Billy Jim Palone	Township 3 North, Range 5 East, S.L.M. Section 8: N2N2, SENE, SWNW, NWSW,	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				S2S2, NESE								Palone GC-I	.03125% of 8/8ths
				Section 10: NENE, S2NE, S2								Palone GC-II	.03125% of 8/8ths
				Section 12: Lots 1, 2, 3, 4, NE, E2NW, SW, NWSE								Palone	.4375% of 8/8ths
				Section 18: Lots 1, 3, 5, 6, 7, 8, 9, SENW, E2SW, W2SE, SESE								Quantum Energy	0.740028% of 8/8ths
				Section 20: S2NE, SENW, S2					2485.12	2485.12	10 yr, 1/8	Quaneco II	2.5% of 8/8ths	82.25997200%

146-UT	008.0135	Utah Bureau of Land Management UTU-78965	Billy Jim Palone	Township 3 North, Range 5 East, S.L.M. Section 14: All	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 22: Lots 1, 2, 3, 4, 5, 6, S2NW, SW, N2SE								Palone GC-I	.03125% of 8/8ths
				Section 28: N2N2, SENW								Palone GC-II	.03125% of 8/8ths
				Section 34: All					2044.88	2044.88	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

147-UT	008.0136	Utah Bureau of Land Management UTU-78966	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 4: Lots 1, 2, 3, 4, S2N2	Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 6: Lots 1, 2, 3, 4, 5, 6, S2NE, SENW, NESW, N2SE	Morgan							Palone GC-I	.03125% of 8/8ths
				Section 8: NENE, SWNE, W2NW, SENW, SW, S2SE	Morgan							Palone GC-II	.03125% of 8/8ths
				Section 10: N2, SE	Morgan & Summit				1638.1	1638.1	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

148-UT	008.0137	Utah Bureau of Land Management UTU-78967	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 12: All	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 14: NE, N2NW, SENW, S2								Palone GC-I	.03125% of 8/8ths
				Section 22: All								Palone GC-II	.03125% of 8/8ths
				Section 26: All					2519.08	2519.08	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

149-UT	008.0138	Utah Bureau of Land Management UTU-78968	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 20: All	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 28: All								Palone GC-I	.03125% of 8/8ths
				Section 30: SENE								Palone GC-II	.03125% of 8/8ths
				Section 34: All					1959.24	1959.24	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

150-UT	008.0030	Utah Bureau of Land Management UTU-78969	Billy Jim Palone	Township 5 North, Range 5 East, S.L.M. Section 14: S2NE, W2, SE	Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 22: NENE	Morgan							Palone GC-I	.03125% of 8/8ths
				Section 24: All	Morgan							Palone GC-II	.03125% of 8/8ths
				Section 26: S2NE, NW, NESW, E2SE	Morgan & Summit							Palone	.4375% of 8/8ths
				Section 34: NE, SENW, SESW, SWSE	Morgan & Summit				1699.92	1699.92	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

151-UT	008.0031	Utah Bureau of Land Management UTU-78970	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 4: Lots 1, 2, 4, S2NE, SWNW,	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				N2S2, SWSW, SWSE								Palone GC-I	.03125% of 8/8ths
				Section 6: All								Palone GC-II	.03125% of 8/8ths
				Section 8: N2, N2S2								Palone	.4375% of 8/8ths
				Section 10: N2NE, SWNE, SW, E2SE								Quantum Energy	0.740028% of 8/8ths
				Section 18: Lots 1, 2, E2NW					2082.81	2082.81	10 yr, 1/8	Quaneco II	2.5% of 8/8ths	82.25997200%

152-UT	008.0006	Utah Bureau of Land Management UTU-78971	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 20: NE, S2	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 22: E2								Palone GC-I	.03125% of 8/8ths
				Section 28: All								Palone GC-II	.03125% of 8/8ths
				Section 30: E2E2, SESW, SWSE								Palone	.4375% of 8/8ths
				Section 34: S2SW, SE					1920	1920	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

153-UT	008.0009	Utah Bureau of Land Management UTU-78972	Billy Jim Palone	Township 4 North, Range 6 East, S.L.M. Section 6: Lot 1, SENE, NESE, S2SE	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 8: NENE, S2NE, SENW, NESW, S2SW, SE								Palone GC-I	.03125% of 8/8ths
				Section 18: Lots 1, 2, 3, 4, E2W2								Palone GC-II	.03125% of 8/8ths
				Section 20: E2E2, SWSE								Palone	.4375% of 8/8ths
				Section 30: Lots 3, 4, NENE, S2NE, SENW, E2SW					1297.14	1297.14	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths	82.25997200%
												Quaneco II	2.5% of 8/8ths

154-UT	008.0010	Utah Bureau of Land Management UTU-78973	Billy Jim Palone	Township 4 North, Range 6 East, S.L.M. Section 12: NW, NESW	Summit	8/1/00						TeSelle	1.5% of 8/8ths
				Section 22: N2, SE								Palone GC-I	.03125% of 8/8ths
				Section 28: N2NW, S2S2, NWSE								Palone GC-II	.03125% of 8/8ths
				Section 34: Lots 1, 2, 3, 4, 5, 6, 7, SWNE, SWNW, W2SW, SESW					1289.65	1289.65	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

155-UT	008.0011	Utah Bureau of Land Management UTU-78974	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 4: All	Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 8: N2NE, SENE, NW, S2S2, NESE								Palone GC-I	.03125% of 8/8ths
				Section 10: All					1757.6	1757.6	10 yr, 1/8	Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

156-UT	008.0024	Utah Bureau of Land Management UTU-78975	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 14: NWNE, NENW, S2NW, N2SW,	Rich & Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				SWSW								Palone GC-I	.03125% of 8/8ths
				Section 22: All	Rich, Morgan & Summit							Palone GC-II	.03125% of 8/8ths
				Section 26: S2NE, NW, N2SW, SWSW, NWSE	Rich & Summit							Palone	.4375% of 8/8ths
				Section 34: S2NE, S2	Summit				1720	1720	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

157-UT	008.0033	Utah Bureau of Land Management UTU-78976	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 18: All	Morgan	8/1/00						TeSelle	1.5% of 8/8ths
				Section 20: All	Morgan							Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Section 30: All	Morgan & Summit				1926.72	1926.72	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

158-UT	008.0012	Utah Bureau of Land Management UTU-78977	Billy Jim Palone	Township 7 North, Range 7 East, S.L.M. Section 30: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Section 34: All					1280.6	1280.6	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

159-UT	008.0013	Utah Bureau of Land Management UTU-78978	Billy Jim Palone	Township 9 North, Range 7 East, S.L.M. Section 1: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Section 24: All					1297.82	1297.82	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

160-UT	008.0014	Utah Bureau of Land Management UTU-78979	Billy Jim Palone	Township 7 North, Range 8 East, S.L.M. Section 6: Lots 1, 2, 3, 4, Excl. ROW #8	Rich	8/1/00						TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Section 8: S2SW					294.04	294.04	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

161-UT	008.0015	Utah Bureau of Land Management UTU-78980	Billy Jim Palone	Township 8 North, Range 8 East, S.L.M. Section 4: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Section 6: All								Palone GC-I	.03125% of 8/8ths
				Section 8: All								Palone GC-II	.03125% of 8/8ths
				Section 18: Lots 1, 2, 3, 4, E2, E2NW, NESW					2026.04	2026.04	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

162-UT	008.0016	Utah Bureau of Land Management UTU-78981	Billy Jim Palone	Township 8 North, Range 8 East, S.L.M. Section 20: All, Excl. ROW #8	Rich	8/1/00						TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
				Section 28: All, Excl. ROW #8								Palone GC-II	.03125% of 8/8ths
				Section 30: All					1439.34	1439.34	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

163-UT	008.0017	Utah Bureau of Land Management UTU-78982	Billy Jim Palone	Township 9 North, Range 8 East, S.L.M. Section 4: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Section 5: All								Palone GC-I	.03125% of 8/8ths
				Section 6: All								Palone GC-II	.03125% of 8/8ths
				Section 8: N2					1802.94	1802.94	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

164-UT	008.0018	Utah Bureau of Land Management UTU-78983	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 4: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Section 5: All								Palone GC-I	.03125% of 8/8ths
				Section 8: NE, N2NW, SWNW, S2								Palone GC-II	.03125% of 8/8ths
				Section 9: All					1733.65	1733.65	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

165-UT	008.0019	Utah Bureau of Land Management UTU-78984	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 17: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Section 19: All								Palone GC-I	.03125% of 8/8ths
				Section 20: All								Palone GC-II	.03125% of 8/8ths
				Section 30: All					2560	2560	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

166-UT	008.0021	Utah Bureau of Land Management UTU-78985	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 21: All	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Section 28: All								Palone GC-I	.03125% of 8/8ths
				Section 29: All								Palone GC-II	.03125% of 8/8ths
				Section 31: All								Palone	.4375% of 8/8ths
				Section 33: All					1301.79	1301.79	10 yr, 1/8	Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

167-UT	008.0022	Utah Bureau of Land Management UTU-79019	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 26: SENE, NESE, S2SE,	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Excl. ROW #8								Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Section 28: All					800	800	10 yr, 1/8	Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

168-UT	008.0023	Utah Bureau of Land Management UTU-79018	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 8: W2	Rich	8/1/00						TeSelle	1.5% of 8/8ths
				Section 10: W2W2, SESW, Excl. ROW #8, NESE, S2SE								Palone GC-I	.03125% of 8/8ths
				Section 14: All, Excl. ROW #8								Palone GC-II	.03125% of 8/8ths
				Section 18: Lots 1, 2, 3, 4, E2NW								Palone	.4375% of 8/8ths
				Section 20: NESE, S2SE								Quantum Energy	0.740028% of 8/8ths
				Section 22: All					2272.24	2272.24	10 yr, 1/8	Quaneco II	2.5% of 8/8ths	82.25997200%

169-UT	008.0131	Utah Bureau of Land Management UTU-74368	Jay L. Stone	Township 2 North, Range 6 East, S.L.M. Section 28: NWNE, SENE, NW, N2SW,	Summit	7/1/95						TeSelle	1.5% of 8/8ths
				SWSW, NESE, SWSE					440	440	10 yr, 1/8	Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Jay Stone	2.0% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	80.25997200%

170-UT	008.0151	State of Utah Mineral Lease No. 48488	Billy Jim Palone	Township 3 North, Range 8 East, S.L.M. Section 30: Lots 2, 4, SENW	Summit	6/14/00			120.1	120.1	10 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

171-UT	008.0164	State of Utah Mineral Lease No. 48491	Billy Jim Palone	Township 6 North, Range 6 East, S.L.M. Section 34: SWNE	Morgan	6/14/00			40	40	10 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

175-UT	008.0052	Ray B. Wright and Joseph Lee Wright as Trustees in Trust for Joseph Lee Wright and Descendants u/w of Lawrence E. B. Wright	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE Section 12: SESW, S2SE Section 24: NW	Summit	5/31/00						TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Palone GC-II	.03125% of 8/8ths
				Section 2: All								Palone	.4375% of 8/8ths
				Section 10: NW, NWNE								Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

175-A-UT	008.0053	Ray B. Wright, a married man delaing in his sole and separate property	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00	1331	276				TeSelle	1.5% of 8/8ths
				Section 12: SESW, S2SE								Palone GC-I	.03125% of 8/8ths
				Section 24: NW								Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Quantum Energy	0.740028% of 8/8ths
				Section 2: All								Quaneco II	2.5% of 8/8ths	82.25997200%

175-B-UT	008.0054	Blanche T. Wright, a widow	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00						TeSelle	1.5% of 8/8ths
				Section 12: SESW, S2SE								Palone GC-I	.03125% of 8/8ths
				Section 24: NW								Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Quantum Energy	0.740028% of 8/8ths
				Section 2: All								Quaneco II	2.5% of 8/8ths	82.25997200%

175-C-UT	008.0055	David L. Wright and Rona R. Wright, husband and wife	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00	1331	280				TeSelle	1.5% of 8/8ths
				Section 12: SESW, S2SE								Palone GC-I	.03125% of 8/8ths
				Section 24: NW								Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Quantum Energy	0.740028% of 8/8ths
				Section 2: All								Quaneco II	2.5% of 8/8ths	82.25997200%

175-D-UT	008.0056	Dennis K. Wright and Sara C. Wright, husband and wife	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00	1331	272				TeSelle	1.5% of 8/8ths
				Section 12: SESW, S2SE								Palone GC-I	.03125% of 8/8ths
				Section 24: NW								Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Quantum Energy	0.740028% of 8/8ths
				Section 2: All								Quaneco II	2.5% of 8/8ths	82.25997200%

178-UT	008.0005	Utah Bureau of Land Management UTU-79126	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 24: E2, E2W2	Summit	10/1/00			480	480	10 yr, 1/8	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

188-UT	008.0034	Randy Floyd Sessions, a/k/a Randy F. Sessions, a/k/a Randy Sessions, and Debora A. Sessions, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 8 East, S.L.M. Section 29: S2	Rich	8/14/00	R8	478	320	160	3 yr, opt ext 4 yr 15% roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

188-A-UT	008.0035	Cecil Elwin Sessions, a widower	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 8 East, S.L.M. Section 29: S2	Rich	8/14/00	R8	476	320	160	3yr, op 4 15% roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

189-UT	008.0027	Keith L. Putnam as Trustee of the Keith L. Putnam Inter vivos Trust dated June 7, 1994	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 23: That part described as follows: Commencing at the Northeast corner of said Section 23 and running thence South 5295 feet to the Southeast co	Rich	10/3/00	R8	483	408	153	3 yr, opt ext 4 yr 1/8 roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

189-A-UT	008.0028	Erma N. Putnam as Trustee of the Erma N. Putnam Inter Vivos Trust dated June 7, 1994	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 23: That part described as follows: Commencing at the Northeast corner of said Section 23 and running thence South 5295 feet to the Southeast co	Rich	10/3/00	R8	481	408	153	3 yr, opt ext 4 yr 1/8 roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

190-UT		Beatrice R. Cato, a widow	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	9/20/00	1350	154				TeSelle	1.5% of 8/8ths
				Section 26: E2NW, SWNE								Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Palone	.4375% of 8/8ths
				Section 24: N2NE, SWNE, NENW								Quantum Energy	0.740028% of 8/8ths
				Section 26: W2								Quaneco II	2.5% of 8/8ths	79.75997200%

190-A-UT		Patricia C. Hogan, a married woman dealing in her sole and separate Prop.	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	10/20/00	1350	153				TeSelle	1.5% of 8/8ths
				Section 26: E2NW, SWNE								Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Palone	.4375% of 8/8ths
				Section 24: N2NE, SWNE, NENW								Quantum Energy	0.740028% of 8/8ths
				Section 26: W2								Quaneco II	2.5% of 8/8ths	79.75997200%

190-B-UT		Robert H. Cato, a single man	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	10/20/00	1350	150				TeSelle	1.5% of 8/8ths
				Section 26: E2NW, SWNE								Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Palone	.4375% of 8/8ths
				Section 24: N2NE, SWNE, NENW								Quantum Energy	0.740028% of 8/8ths
				Section 26: W2								Quaneco II	2.5% of 8/8ths	79.75997200%

190-C-UT		Lyzenna C. Lockwood, a single woman	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	10/20/00	1350	148				TeSelle	1.5% of 8/8ths
				Section 26: E2NW, SWNE								Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				Township 3 North, Range 5 East, S.L.M.								Palone	.4375% of 8/8ths
				Section 24: N2NE, SWNE, NENW								Quantum Energy	0.740028% of 8/8ths
				Section 26: W2								Quaneco II	2.5% of 8/8ths	79.75997200%

193-UT	008.0171	State of Utah Mineral Lease No. 48594	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 8 East, S.L.M. Section 6: Lots 1, 3, 4, SENW, E2SW,	Summit	12/1/2000					10 yr	TeSelle	1.5% of 8/8ths
				SENE, E2SE					337.43	337.43	1/8 roy	Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

208-UT		Utah Bureau of Land Management UTU-75026	Jay L. Stone	Township 6 North, Range 8 East, S.L.M. Section 20: NWNW	Rich & Summit	2/01/96			40	40	10 yr 1/8 roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
		Have partial - not all pages										Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	82.25997200%

209-UT	008.0169	Utah Bureau of Land Management UTU-75056	M. L. Farrington	Township 4 North, Range 7 East, S.L.M. Section 6: Lot 4	Summit	10/01/96					10 yr	TeSelle	1.5% of 8/8ths
				Section 12: E2NW, NESW					160.08	160.08	1/8 roy	Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												M.L. Farrington	2.5% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

210-UT	008.0168	Utah Bureau of Land Management UTU-75057	M. L. Farrington	Township 5 North, Range 7 East, S.L.M. Section 10: NENE	Summit	10/01/96			40	40	10 yr 1/8 roy	TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												M.L. Farrington	2.5% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

211-UT	008.0170	Utah Bureau of Land Management UTU-75059	Jay L. Stone	Township 3 North, Range 7 East, S.L.M. Section 24: Lots 2, 6, 7, NWNE, NENW,	Summit	04/01/96					10 yr	TeSelle	1.5% of 8/8ths
				S2NW.					256.5	256.5	1/8 roy	Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Jay L. Stone	2.5% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

212-UT	008.0172	State of Utah, Division of Forestry, Fire and State Lands, Department of Natural Resources SLA-709	Jay L. Stone	Township 6 North, Range 8 East, S.L.M. Tract No 1 - A tract of land for highway known as Project No 80-4 situated in Lot 4, of Section 16, T6N, R8E,	Summit	12/13/96						TeSelle	1.5% of 8/8ths
				SLM. Said tract of land is all that								Palone GC-I	.03125% of 8/8ths
				portion of the following described								Palone GC-II	.03125% of 8/8ths
				property which lies within said								Palone	.4375% of 8/8ths
				Section 16: Beginning at a point								Jay L. Stone	2.5% of 8/8ths
				on the west boundary of the State								Quantum Energy	0.740028% of 8/8ths
				of Wyoming, which point is 2196.1								Quaneco II	2.5% of 8/8ths	79.75997200%

213-UT		State of Utah, Division of Forestry, Fire and State Lands, Department of Natural Resources SLA-711	Jay L. Stone	Township 5 North, Range 7 East, SLM Tract No 1 - That portion of the following described tract situated in Section 2 and 11, Township 5	Summit	01/09/97						Jay Stone	2.5% of 8/8ths
				North, Range 7 East, SLM:								TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
				A tract of land for highway known								Palone	.4375% of 8/8ths
				as Project 80-4 situated in the								Quantum Energy	0.740028% of 8/8ths
				SW1/4NW1/4 and the								Quaneco II	2.5% of 8/8ths	79.75997200%

214-UT	008.0173	State of Utah, School and Institutional Trust Lands Administration Mineral Lease # 47545	Jay L. Stone	Township 4 North, Range 8 East, S.L.M. Section 6: Lot 6, E1/2 SW1/4, N1/2SE1/4 SW1/4SE1/4	Summit	04/16/97			229	229	10 yr 1/8 roy	Jay L. Stone	2.5% of 8/8ths
												TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

215-UT		State of Utah, Board of State Lands & Forestry, and Division of State Lands & Forestry, Department of Natural Resources Mineral Lease # 46288 SITLA NOW	Jay L. Stone	Township 5 North, Range 8 East, S.L.M. Section 6: NW1/4SE1/4	Summit	02/07/94			40	40	10 yr 1/8 roy	Jay L. Stone	2.5% of 8/8ths
												TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
												Palone GC-II	.03125% of 8/8ths
												Palone	.4375% of 8/8ths
												Quantum Energy	0.740028% of 8/8ths
												Quaneco II	2.5% of 8/8ths	79.75997200%

216-UT	008.0190	Utah Bureau of Land Management UTU-79633	Billy Jim Palone	Township 9 North, Range 7 East, S.L.M. Section 4: Lots 2, 5, 6, 7, 8, 9, 10, 11,12,	Rich	7/01/01						TeSelle	1.5% of 8/8ths
				SWNE								Palone GC-I	.03125% of 8/8ths
				Section 5: Lots 1, 2, 3, 4, 5, 6, 7, 8,								Palone GC-II	.03125% of 8/8ths
				S1/2N1/2, SE								Palone	.4375% of 8/8ths
				Section 6: Lots 1, 2, 3, 4, 5, 6, 7, S1/2NE,								Quantum Energy	0.740028% of 8/8ths
				E1/2SW, SE, SENW								Quaneco II	2.5% of 8/8ths	79.75997200%

Under here above and beyond 180K
242-UT		Michael R. Ellis and Kathleen A. Ellis, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 8 East, S.L.M. Section 18: A parcel of land in the North	Rich	8/23/01						TeSelle	1.5% of 8/8ths
				half of Lot 2, more particularly								Palone GC-I	.03125% of 8/8ths
				described as follows: Beginning								Palone GC-II	.03125% of 8/8ths
				4041.4 feet North from the								Palone	.4375% of 8/8ths
				Southwest corner of said Section								Quantum Energy	0.740028% of 8/8ths
				18, and running thence North								Quaneco II	2.5% of 8/8ths	79.75997200%
				600 feet; thence East 1200 feet;
				thence South 7 degrees 10
NO ASSIGNMENT				minutes West 604.7 feet; thence							3yr, opt
				1124.5 feet to the place of							4 yr
				beginning.					16	16	1/8 roy

243-UT		Gertrude P. Ellis, personally and as Trustee of the Silas H. Ellis Family Living Trust, dated 12/3/81	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 26: NESE	Rich	8/23/01						TeSelle	1.5% of 8/8ths
				Township 9 North, Range 8 East, S.L.M.								Palone GC-I	.03125% of 8/8ths
				Section 18: Lots 1, 2, 3, 4, NE, W2NW,								Palone GC-II	.03125% of 8/8ths
				E2SW, SE, save and except 16								Palone	.4375% of 8/8ths
NO ASSIGNMENT				acres located in the North half of								Quantum Energy	0.740028% of 8/8ths
				Lot 2 of said section, particularly								Quaneco II	2.5% of 8/8ths	79.75997200%
				described as follows: Beginning
				4041.4 feet North from the
				Southwest corner of said Section
				18, and running thence North
				600 feet; thence East 1200 feet;
				thence South 7 degrees 10
				minutes West 604.7 feet; thence							3yr, opt
				1124.5 feet to the place of							4 yr
				beginning.					664.24	315.51	1/8 roy

244-UT		The Lawrence R. Brown Inter Vivos Trust, dated 3/10/93	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 8 East, S.L.M. Section 5: Lots 1, 2, 3, 4, S2N2, S2	Rich, UT Uinta, WY	10/29/01						TeSelle	1.5% of 8/8ths
												Palone GC-I	.03125% of 8/8ths
				Township 9 North, Range 7 East, S.L.M.								Palone GC-II	.03125% of 8/8ths
				Section 36: Commencing 2210 feet East of								Palone	.4375% of 8/8ths
NO ASSIGNMENT				Southwest Corner of 36; thence								Quantum Energy	0.740028% of 8/8ths
				East 430 feet to SE SW, North								Quaneco II	2.5% of 8/8ths	79.75997200%
				40 chains (2640') to NE Corner
				of SW; thence West 2240 feet
				South 32 degrees East 3156
				feet to place of beginning.

				Township 9 North, Range 8 East, S.L.M.
				Section 31: Lots 1, 2, 3, 4, 5, E2NW, NESW,
				E2
				Section 33: Lots 1, 2, 3, 4, W2W2

				Township 17 North, Range 120 West, 6th PM
				Section 7: Lots 1, 2, 3, 4, E2W2, W2E2
				less tract: Beginning at a point
				1316 feet West from the Northeast
				corner of Section 7; thence
				South 2094 feet; thence North
				14 degrees 40 minutes West
				1007.2 feet; thence North 1120
				feet to the North line of Section
				7; thence South 89 degrees 55
				minutes East 255 feet along
				Section line to the point of
				beginning, containing 9.4 acres;
				also a tract in Section 7 described
				as follows: Beginning at the NW
				corner of Section 7; thence
				North 88 degrees 56 minutes
				30 seconds East, 1951.34 feet
				along the north line of Section 7;
				Thence South 01 degrees 03
				minutes 30 seconds East,
				1053.48 feet; thence 88 degrees
				56 minutes 30 seconds West,
				1972.11 feet to a point that lies
				on the west line of Section 7;
				thence North 00 degrees 04
				minutes 18 seconds East,
				1053.69 feet along west line to							3yr, opt
				the point of beginning and							4 yr
				containing 47.44 acres.					2013.81	1161.97	1/8 roy

		TOTAL NET ACRES								168030.84

This is Schedule “B” attached to a Purchase and Option Agreement for the Overthrust Prospect, Utah and Wyoming between Quaneco, L.L.C. and Fellows Energy, Ltd. dated March 12, 2004.

Royalties

		The descriptions and net and gross acreages shown herein are subject to adjustment and/or correction based on due diligence and/or title examination.

							Acres
Lease #		Lessor	Lessee	Description	County	Date	Gross	Net	Terms
100-UT	008.0032	George E. Collard, Jr.	Billy Jim Palone, d/b/a Palone Petroleum	Township 4 North, Range 6 East, S.L.M. Section 28: S2NW, N2SW Section 34: SENW, NESW, W2SE	Summit	1/17/00	320	320	3 yr, Opt 4 yr, 1/8

101-A-UT	008.0037	Ruth H. O'Connor, f/k/a Ruth H. Jorgensen, and Vern F. Jorgensen as Co-Trustees of the Jorgensen Family Trust, dated 6/21/71	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/22/00	1473.86	741.43	3yr, Opt 4 yr, 1/8

101-B-UT	008.0038	Karl G. Timpson and Pam Timpson, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1473.86	61.04	3 yr, Opt 4 yr, 1/8

101-C-UT	008.0039	Beth M. Wilkins and Leland D. Wilkins, wife and husband	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1473.86	183.11	3 yr, Opt 4 yr, 1/8

101-D-UT	008.0040	Perry L. Allred and Kaye Allred, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1473.86	183.11	3 yr, Opt 4 yr, 1/8

101-E-UT	008.0041	Mary Timpson Smith and Morris Smith, wife and husband	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1473.86	61.04	3 yr, Opt 4 yr, 1/8

101-G-UT	008.0042	Chauncey C. Riddle and Bertha A. Riddle, Trustees of the Chauncey C. Riddle Family Living Trust, dated May 26, 1988	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 6 East, S.L.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 4: SESW Section 22: E2W2 Section 26: W2NW Township 4 North, Range 6 East, S.L.M. Section 32: Lots 1, 2, 3, 4, S2N2, S2	Summit	1/28/00	1473.86	183.11	3 yr, Opt 4 yr, 1/8

102-UT	008.0007	Edwin L. Judd and Edmeresa O. Judd, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 16: All Section 22: S2SE Section 28: S2NE, SE, SESW	Summit	2/3/00	1000	560	3 yr, Opt 4 yr, 1/8

103-UT	008.0036	Robert Michael Richins and Wendy Dahl Richins, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 2: Lot 3, SENW, SW Section 11: NWNW	Summit	1/27/00	282.09	282.09	3 yr, Opt 4 yr, 1/8

104-A-UT	008.0045	Thomas V. Boyer, Successor Trustee of the Joseph Lavern Boyer Family Living Trust, dated October 13, 1982	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and except the following tract: A tract of land beginning at the SE corner of the SW of Section 17, and running thence East 60 chains; thence North 39.5 chains; thence South 56 degrees 39 minutes West 71.85 chains to the point of beginning.	Summit	2/22/00	2330.77	388.46	3 yr, Opt 4 yr, 1/8

105-UT	008.0132	Utah Bureau of Land Management UTU-78765	Billy Jim Palone	Township 1 North, Range 6 East, S.L.M. Section 20: N2, N2SW, SWSW, NESE, S2SE Section 30: Lots 1, 2, 3, 4, NE, E2W2, NESE, S2SE	Summit	3/1/00	1117	1117	10 yr, 1/8

104-B-UT	008.0046	Helen W. Boyer, sole remaining Trustee of the L. E. Boyer and Helen W. Boyer Revocable Trust, dated June 14, 1988	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and except the following tract: A tract of land beginning at the SE corner of the SW of Section 17, and running thence East 60 chains; thence North 39.5 chains; thence South 56 degrees 39 minutes West 71.85 chains to the point of beginning.	Summit	3/11/00	2330.77	388.46	3 yr, Opt 4 yr, 1/8

104-C-UT	008.0047	Paul W. Nielson, as Trustee of the Woodrow Nielson and Leah B. Nielson Revocable Trust	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and except the following tract: A tract of land beginning at the SE corner of the SW of Section 17, and running thence East 60 chains; thence North 39.5 chains; thence South 56 degrees 39 minutes West 71.85 chains to the point of beginning.	Summit	3/11/00	2330.77	388.46	3 yr, Opt 4 yr, 1/8

104-D-A-UT	008.0050	William Leo Boyer and Lawrence Irwin Boyer, as Trustees of the William Leo Boyer Trust, dated January 25, 1995	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 26: S2NE, NESW, NWNE Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and except the following tract: A tract of land beginning at the SE corner of the SW of Section 17, and running thence East 60 chains; thence North 39.5 chains; thence South 56 degrees 39 minutes West 71.85 chains to the point of beginning.	Summit	3/11/00	2490.77	274.23	3 yr, Opt 4 yr, 1/8
	008.0048
104-E-B-UT	008.0051	Kenneth Cordell Boyer, sole remaining Trustee of the Lorene B. Boyer Trust, dated January 25, 1995	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 36: All Township 3 North, Range 6 East, S.L.M. Section 16: All Section 25: S2S2 Section 26: S2NE, NESW, NWNE Section 32: All Section 36: N2N2 Township 3 North, Range 7 East, S.L.M. Section 16: Lots 1, 2, and all of lot 3 less and except the following tract: A tract of land beginning at the SE corner of the SW of Section 17, and running thence East 60 chains; thence North 39.5 chains; thence South 56 degrees 39 minutes West 71.85 chains to the point of beginning.	Summit	3/11/00	2490.77	274.23	3 yr, Opt 4 yr, 1/8
	008.0049

106-UT	008.0008	Samuel L. Bolinder and Kathleen J. Bolinder, individually and as Trustees of the Samuel L. Bolinder and Kathleen J. Bolinder Revocable Trust	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 16: N2, SW	Summit	2/15/00	480	120	3 yr, Opt 4 yr, 1/8

107-UT	008.0044	Francis Minerals Limited Partnership, a Utah Limited Partnership	Billy Jim Palone, d/b/a Palone Petroleum
Township 9 North, Range 8 East, S.L.M.
Section 8: S2
Section 9: Lots 1, 2, 3, 4, W2W2
Section 16: Lots 1, 2, 3, 4, W2W2
Section 17: All
Section 20: Beginning at the NE corner of
said section 20, thence running West
5286.60 feet to the NW corner of said
section 20, thence South 2523.7 feet to
a Fence Line, thence South 58 degrees
05 minutes East 3388.4 feet, thence East
2404 feet to the East Line of said section
20, thence North 4314.0 feet to the point
of beginning.
Section 21: Beginning at a point 966 feet,
more or less, North of section corner
common to sections 20, 21, 28, 29; thence
North 4314 feet, more or less, to the
section corner common to sections 16, 17,
20, 21; thence East 1848 feet, more or less,
to the Utah-Wyoming State Line; thence
South 3951.4 feet, more or less, to Fence
Line; thence South 20 degrees 15 minutes
West 386.37 feet; thence West 1649.26
feet, more or less, to Section Line and
point of beginning.
					Rich	3/17/00

				Township 18 North, Range 120 West, 6th PM Resurvey Tract 38 Originally described as: Section 30: Lots 1, 2, E2NW Township 18 North, Ranges 120 and 121 West, 6th PM Resurvey Tract 39 Originally described as: Township 18 North, Range 121 West, 6th PM Section 24: Lots 3, 4, E2SE Townshp 18 North, Range 121 West, 6th PM Section 24: Lots 5, 6	Uinta, WY		2409.77	2409.77	3 yr, 1/8 opt 4yr

108-UT	008.0043	George O. Frazier, a/k/a George Frazier, and Catherine M. Frazier, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum
Township 9 North, Range 7 East, S.L.M.
Section 8: NWSE, S2NESE, NWNESE, and the following two tracts:
Tract 1: Commencing 40 rods South of the Northeast Corner of the Southeast Quarter of said Section 8, running thence North 100 feet, thence West 660 feet, thence South 100 feet, thence East 660 feet to the place of beginning, containing 1.52 acres, more or less;
Tract 2: Commencing 360 feet South of the Northeast Corner of the Southeast Quarter of said Section 8, running thence South 200 feet, thence West 776 feet, thence North 200 feet, thence East 776 feet to the place of beginnig, containing 3.56 acres, more or less;
LESS AND EXCEPT the following two tracts:
Excepted Tract 1: Commencing 40 rods West of the Northeast Corner of the Southeast Quarter of said Section 8, running thence South 560 feet, thence West 116 feet, thence North 560 feet, thence East 116 feet to the palce of beginning, containing 1.49 acres, more or less;
					Rich	3/17/00

Excepted Tract 2: Commencing 776 feet West of the Northeast Corner of the Southeast Quarter of said Section 8, running thence West 425 feet, thence South 360 feet, thence East 425 feet, thence North 360 feet to the place of beginning, containing 3.51 acres, more or less;

Section 17: N2N2NENE, W2NE, NW, LESS AND EXCEPT the following tract: Commencing at the Northwest Corner of said Section 17; running thence South 64.5 rods to the center line of the County Road; thence on the center line of said County Road, North 61 degrees 45 minutes East 1,457 feet; thence North 89 degrees 15 minutes East 1,092 feet; thence East 75 feet to a point which is 336 feet South of the Northeast corner of the Northwet Quarter of said Section 17; thence Easterly 160 rods, more or less, to a point 16 rods South from the Northeast corner of said Section 17; thence leaving said road and running North 16 rods to the Northeast corner of said Section 17; thence West 320 rods to the point of beginning. Said excepted tract containing 47.24 acres, more or less.

Section 18: S2NE, SE, and the following tract: Commencing at the Southeast Corner of the Southwest Quarter of said Section 18, thence West 69 rods, thence North 240 rods, thence East 69 rods, thence South 240 rods, to the point beginning, said tract containing 103.50 acres, more or less;
LESS AND EXCEPT the following tract: Beginning at the Northeast Corner of said Section 18, thence South 35 degrees 31 minutes West 2,542 feet; thence South 85 degrees 15 minutes West 100 feet to a true point of beginning; thence North 5 degrees 31 minutes West 100 feet; thence North 77 degrees 28 minutes East 175 feet; thence South 40 degrees 42 minutes East 300 feet; thence South 77 degrees 24 minutes West 175 feet; thence North 40 degrees 18 minutes West 198.5 feet to above said point of beginning, said excepted tract containing 1.2 acres, more or less.
Section 25: All

Township 9 North, Range 8 East, S.L.M.
Section 19: Lots 1(40.24), 2(40.08), 3(39.94),
4(39.94), E2W2, E2
Section 20: Commencing at the Southeast Corner of said Section 20, thence West 5,286.60 feet to the Southwest Corner of said Section 20, thence North 2,756.3 feet, thence South 58 degrees 05 minutes East 3,388.4 feet, thence East 2,404 feet, to East line of Section 20, thence South 966 feet to the point of beginning, containing 176.18 acres.
Section 21: Commencing at the Southwest Corner of said Section 21, thence North 966 feet, thence East 1,649.26 feet, thence North 20 degrees 15 minutes East 386.37 feet, to the Wyoming State Line, thence South to South Line of Section 21, thence West to point of beginning, containing 40.52 acres.

				Section 28: Lots 1(14.49), 2(14.92), 3(15.35), 4(15.78), W2W2 Section 29: All Section 30: Lots 1(39.72), 2(39.80), 3(39.88), 4(39.96), E2W2, E2			3611.18	3611.18	3 yr, 1/8 opt 4yr

109-UT	008.0129	Utah Bureau of Land Management UTU-78766	Billy Jim Palone	Township 7 North, Range 8 East, S.L.M. Section 4: Lots 1, 2, 3, 4 Section 6: Lots 5, 6, 7, S2NE, SENW, E2SW, SE	Rich	3/1/00	668.53	668.53	10 yr 1/8

110-UT	008.0130	Utah Bureau of Land Management UTU-78767	Billy Jim Palone	Township 2 North, Range 6 East, S.L.M. Section 4: Lots 1, 2, S2NE Section 8: S2NE, NWNW, E2SW, SE Section 18: Lots 1, 2, 3, 4, E2W2, E2	Summit	3/1/00	1160.2	1160.2	10 yr 1/8

111-UT	008.0001	State of Utah Mineral Lease # 48443	Billy Jim Palone	Township 1 North, Range 4 East, S.L.M. Section 8: Lots 1, 2, 3, 4, W2SW, SESW, NWSE, SESE Section 12: Lots 1, 2, W2NE, W2SW Section 18: Lots 1, 2, 4, 5, 6, 7, 8, 10, 11, 12, N2NE, SENE, NESE, SWSE Section 20: N2NE, SENE, NWNW, SENW, N2S2, SESW, SWSE Section 28: NENE, SWNE, NW, N2S2 Section 34: Lot 3, E2NW, NESW, NWSE	Morgan Summit Morgan Morgan & Summit Summit Summit	2/9/00	2143.01	2143.01	10 yr 1/8 eff 3/1/00

112-UT	008.0002	State of Utah Mineral Lease # 48444	Billy Jim Palone	Township 1 North, Range 5 East, S.L.M. Section 12: SENE, NESW	Summit	2/9/00	80	80	10 yr 1/8 eff 3/1/00

113-UT	008.0003	State of Utah Mineral Lease # 48445	Billy Jim Palone	Township 2 North, Range 4 East, S.L.M. Section 6: Lots 3, 4, 5, SESW, SE Section 18: Lots 1, 11 Section 20: Lots 2, 3, 12 Section 22: W2W2, SESE Section 24: Lots 15, 16 Section 26: SENE Section 34: SWNE, SENW, E2SW, W2SE	Morgan Morgan Morgan Summit Summit Summit Morgan & Summit	2/9/00	1023.87	1023.87	10 yr 1/8 eff 3/1/00

114-UT	008.0148	State of Utah Mineral Lease # 48446	Billy Jim Palone	Township 2 North, Range 5 East, S.L.M. Section 16: NWSE Section 18: E2NE, NESE Section 30: Lot 2	Summit	2/9/00	199.24	199.24	10 yr 1/8 eff 3/1/00

115-UT	008.0149	State of Utah Mineral Lease # 48447	Billy Jim Palone	Township 2 North, Range 6 East, S.L.M. Section 16: NWNW, NESW, SWSW	Summit	2/9/00	120	120	10 yr 1/8 eff 3/1/00

116-UT	008.0150	State of Utah Mineral Lease # 48448	Billy Jim Palone
Township 3 North, Range 5 East, S.L.M.
Section 4: Lots 2, 4, SWSE, S2NW, SW,
N2SE, SWSE
Section 6: Lots 1, 3, 5, 7, S2NE, SENW,
E2SW, SE
Section 8: SWNE, SENW, NESW, NWSE
Section 24: SENE, SE
Section 30: SWNE, SENW, excepting
therefrom the following: Beginning at the
SW corner of SENW of said Section
30, running thence North 0 degrees 32
minutes East 1178.4 feet along West
line of said SENW, thence South 58
degrees 46 minutes East 1193.8 feet,
thence South 75 degrees 23 minutes
East 591.6 feet, thence South 66
degrees 32 minutes East 935.6 feet,
thence South 39 degrees 19 minutes
East 54.8 feet to South line of Northeast
Quarter of said Section 30, thence
North 89 degrees 54 minutes West
2497.0 feet to the point of beginning.
					Summit	2/9/00	1367.42	1367.42	10 yr 1/8 eff 3/1/00

117-UT	008.0152	State of Utah Mineral Lease # 48449	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 4: Lot 3, SENW, SESE Section 10: SENE, NW, W2SE Section 14: NWNE Section 30: W2NE, NESW, NWSE	Summit	2/9/00	599.09	599.09	10 yr 1/8 eff 3/1/00

118-UT	008.0153	State of Utah Mineral Lease # 48450	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 30: Lots 1, 2, 3, 4, N2NE, SWNE, E2W2, SE	Summit	2/9/00	539.44	539.44	10 yr 1/8 eff 3/1/00

119-UT	008.0154	State of Utah Mineral Lease # 48451	Billy Jim Palone	Township 4 North, Range 6 East, S.L.M. Section 22: SW Section 28: NE, NESE	Summit	2/9/00	360	360	10 yr 1/8 eff 3/1/00

120-UT	008.0155	State of Utah Mineral Lease # 48452	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 6: Lots 1, 2, 3, 4, 6, 7, SENE, SENW, SESW, NESE, S2SE Section 14: NENE, SWNE, SESW, NWSE Section 16: All	Morgan Morgan & Summit Morgan	2/9/00	1280.01	1280.01	10 yr 1/8 eff 3/1/00

121-UT	008.0156	State of Utah Mineral Lease # 48453	Billy Jim Palone	Township 7 North, Range 7 East, S.L.M. Section 2: S2NE, S2 Section 16: N2, SW, E2SE Section 36: All	Rich	2/9/00	1600	1600	10 yr 1/8 eff 3/1/00

122-UT	008.0157	State of Utah Mineral Lease # 48454	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 2: Lots 1, 2, 3, S2N2, S2 Section 6: Lot 5 Section 12: All	Rich	2/9/00	1243.46	1243.46	10 yr 1/8 eff 3/1/00

123-UT	008.0158	State of Utah Mineral Lease # 48455	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 16: E2, E2W2 Section 24: All Section 32: E2, E2W2	Rich	2/9/00	1600	1600	10 yr 1/8 eff 3/1/00

124-UT	008.0159	State of Utah Mineral Lease # 48456	Billy Jim Palone	Township 8 North, Range 8 East, S.L.M. Section 16: Lots 1, 2, 3, 4 Section 32: All	Rich	2/9/00	811.62	811.62	10 yr 1/8 eff 3/1/00

125-UT	008.0160	State of Utah Mineral Lease # 48457	Billy Jim Palone
Township 9 North, Range 7 East, S.L.M.
Section 2: Lots 3, 4, 5, 6, 7, SENE, E2SE
Section 8: SW, S2SE
Section 12: Lots 1, 2, N2NE
Section 17: Commencing at the Northwest
corner of Section 17 and running thence
South sixty four and one-half (64 1/2)
rods to the center line of the County
Road; thence on the center line of
said County Road, North 61 degrees
15 minutes East 1457 feet; thence
North 89 degrees 15 minutes East
1092 feet; thence East 75 feet to a
point which is 336 feet south of the
Northeast corner of the Northwest
quarter of said Section 17; thence
Easterly 160 rods, more or less to a
point 16 rods South from the Northeast
corner of said Section 17; thence
leaving said road running North 16 rods
to the Northeast corner of said Section
17; thence West 320 rods, to the
point of beginning.
Section 26: NE, NWSE, S2SE
Section 32: W2, S2SE
Section 33: N2
Section 36: N2, SE
					Rich	2/9/00	2263.81	2263.81	10 yr 1/8 eff 3/1/00

126-UT	008.0161	State of Utah Mineral Lease # 48458	Billy Jim Palone	Township 9 North, Range 8 East, S.L.M. Section 32: All	Rich	2/9/00	679.04	679.04	10 yr 1/8 eff 3/1/00

127-UT	008.0162	State of Utah Mineral Lease # 48459	Billy Jim Palone	Township 10 North, Range 7 East, S.L.M. Section 2: Lots 1, 2, 3, 4, 5, 6, 7, S2NE, SENW, E2SW, SE Section 7: SENE Section 32: All Section 36: All	Rich	2/9/00	1966.32	1966.32	10 yr 1/8 eff 3/1/00

128-UT	008.0163	State of Utah Mineral Lease # 48460	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 16: Lots 1, 2, 3, 4, W2W2 Section 32: All	Rich	2/9/00	853.28	853.28	10 yr 1/8 eff 3/1/00

129-UT	Numerous	Skull Valley Company, LTD., a Utah	Billy Jim Palone, d/b/a	Tract No. 1		3/3/00
		Limited Partnership, a/k/a Skull Valley	Palone Petroleum	Township 9 North, Range 7 East, S.L.M.	Rich
		Company, a Utah limited partnership
Section 23: Commencing at the Southeast corner of Section 23, T9N, R7E, SLM,running thence North 49 degrees 20 minutes West 1948 feet; thenceNorth 62 degrees 31 minutes West 2642 feet; thence North 26degrees 35 minutes West 3132 feet; thence West 67 feet to theNorthwest corner of said section 23; thence South 5280 feet to theSouthwest corner of said section 23; thence East 5293 feet to theSoutheast corner of said section 23, being the place of beginningcontaining 232 acres and 115 square rods of land, more or less

				Section 26: W2
				Section 27: All
				Section 34: E2, E2NW
				Section 35: All

Section 36: Beginning at the Southwest corner
of Section 36; thence North2 3/4 degrees East
2698 feet; thence South 89 degrees East to
the West boundry line of State Highway;
thence South 32degrees East along said
West line 3156 feet more or less, to a point
East of beginning; thence West 2210 feet,
more or less,to the point of beginning.

				Tract No. 2
				Township 8 North, Range 7 East, S.L.M	Rich

Section 1: All that portion of Section 1 lying South and West of the Highway.Said highway is described as follows: A parcel of land 100 feetwide, 50 feet on each side of the following described centerline: Beginning at a point approximately 2244 feet East from the Northwest corner of said section; thence South 32 degrees 14minutes East 1921.6 feet; thence 297.9 feet along the arc of acirlce to the left whose radius is 1432.7 feet long; thence South 44 degrees 09 minutes East 2370.5 feet to the East line of said section.

				Section 1: All that part lying North and East of Hwy #89
				Section 2: Lot 4
				Section 3: Lots 1(28.00), 2(28.00), 3(28.00), 4(28.00), S2N2, S2
				Section 10: NE, E2NW, NESW, NWSE
				Section 11: All
				Section 13: All

				Tract No. 3
				Township 8 North, Range 7 East, S.L.M	Rich
				Section 15: All
				Section 21: All
				Section 23: All
				Section 25: All

				Tract No. 4
				Township 8 North, Range 7 East, S.L.M	Rich
				Section 27: All
				Section 33: All
				Section 35: All
				Section 36: All

				Tract No. 5
				Township 8 North, Range 8 East, S.L.M.	Rich
				Section 7: Lots 1(40.95), 2(40.45), 3(39.95), 4(39.45), E2W2, E2
				Section 9: Lots 1(45.48), 2(45.23), 3(44.98), 4(44.73)
				Section 17: All
				Section 19: Lots 1(40.73), 2(40.77), 3(40.84), 4(40.89), E2W2, E2
				Section 21: Lots 1(40.75), 2(39.85), 3(38.95), 4(38.05)
				Section 29: N2

				Tract No. 6
				Township 8 North, Range 8 East, S.L.M.	Rich
				Section 31: Lots 1(39.86), 2(39.90), 3(39.94), 4(39.98), E2W2, E2
				Section 33: Lots 1(40.91), 2(40.08), 3(39.35), 4(38.42)

				Township 7 North, Range 7 East, S.L.M.
				Section 1: Lots 1(40.22), 2(40.68), 3(41.12), 4(41.58), S2N2, S2
				Section 2: Lots 1(41.81), 2(41.84), 3(41.86), 4(41.89), S2NW
				Section 3: Lots 1(41.77), 2(41.58), 3(41.33), 4(41.11), S2N2, S2

				Tract No. 7
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 5: Lots 1(40.59), 2(40.76), 3(40.94), 4(41.11), S2N2, S2
				Section 9: All
				Section 11: All
				Section 12: W2
				Section 13: All

				Tract No. 8
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 15: All
				Section 16: W2SE
				Section 17: All
				Section 19: Lots 1(41.10), 2(41.10), 3(41.10), 4(40.44), E2W2, E2
				Section 21: All

				Tract No. 9
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 23: All
				Section 25: All
				Section 26: W2W2
				Section 27: All
				Section 29: All

				Tract No. 10
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 31: Lots 1(39.82), 2(39.88), 3(39.92), 4(39.98), E2W2, E2
				Section 32: All
				Section 33: All
				Section 35: All

				Tract No. 11
				Township 7 North, Range 8 East, S.L.M.	Rich
				Section 5: Lots 1(66.80), 2(66.80), 3(66.80), 4(66.80), S2N2, S2
				Section 7: Lots 1(43.03), 2(42.45), 3(41.87), 4(41.29), E2W2, E2
				Section 9: Lots 1(40.34), 2(40.34), 3(40.34), 4(40.34)
				Section 17: All

				Tract No. 12
				Township 7 North, Range 8 East, S.L.M.	Rich
				Section 19: Lots 1(39.23), 2(38.88), 3(38.53), 4(38.18), E2W2, E2
				Section 21: Lots 1(40.34), 2(40.34), 3(40.34), 4(40.34)
				Section 29: All
				Section 31: Lots 1(38.95), 2(39.25), 3(39.55), 4(39.85), E2W2, E2
				Section 33: Lots 1(39.87), 2(39.93), 3(37.97), 4(37.06)

				Tract No. 13
				Township 6 North, Range 6 East, S.L.M.
				Section 2: Lots 1(39.46), 2(39.59), 3(39.71), 4(39.84), S2N2, S2	Rich
				Section 12: All	Rich
				Section 14: All	Rich
				Section 22: All	Rich & Morgan

				Tract No. 14
				Township 6 North, Range 6 East, S.L.M.
				Section 24: All	Rich
				Section 26: All	Rich & Morgan
				Section 28: N2SE	Morgan
				Section 32: All	Morgan
				Section 34: N2NE, SENE, W2, SE	Morgan

				Tract No. 15
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 2: Lots 1(22.77), 2(22.32), 3(21.87), 4(21.42), S2N2, S2
				Section 4: Lots 1(21.78), 2(26.54), 3(31.40), 4(36.06), S2N2, S2
				Section 6: Lots 1(40.87), 2(40.62), 3(40.37), 4(43.35), 5(43.06), 6(42.90), 7(42.73), S2NE, SENW, E2SW, SE
				Section 8: All

				Tract No. 16
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 10: All
				Section 12: All
				Section 13: All
				Section 14: All

				Tract No. 17
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 16: All
				Section 18: Lots 1(40.11), 2(40.14), 3(40.16), 4(40.19), E2W2, E2
				Section 20: All
				Section 22: All

				Tract No. 18
				Township 6 North, Range 7 East, S.L.M.
				Section 24: All	Rich
				Section 25: All of that portion of Section 25 lying North and West of theUnion Pacific Railroad Company Right-of-way.	Rich & Summit
				Section 26: All	Rich
				Section 28: All	Rich

				Tract No. 19
				Township 6 North, Range 6 East, S.L.M.
				Section 36: All	Morgan & Rich

				Township 6 North, Range 7 East, S.L.M.
				Section 30: Lots 1(39.98), 2(40.10), 3(40.22), 4(40.34), E2W2, E2	Rich
				Section 32: All	Rich
				Section 34: All	Rich

				Tract No. 20
				Township 6 North, Range 8 East, S.L.M.	Rich
				Section 4: Lots 1(30.73), 2(21.10), 3(21.10), 4(21.10), 5(24.67), 6(30.81), 7(36.94)
				Section 6: Lots 1(29.00), 2(29.00), 3(29.00), 4(29.00), 5(40.00), 6(40.00), 7(40.00), S2NE, SENW, E2SW, SE
				Section 7: Lots 1(40.17), 2(40.52), 3(40.87), 4(41.22), E2W2, E2
				Section 8: All
				Section 9: Lots 1(21.09), 2(21.06), 3(21.03), 4(21.01), W2W2

				Tract No. 21
				Township 6 North, Range 7 East, S.L.M.
				Section 36: All of that portion of Section 36 lying North and West of theUnion Pacific Railroad Company Right-of-way.	Rich & Summit

				Township 6 North, Range 8 East, S.L.M.
				Section 16: All of that portion of Section 16 lying North of the Union PacificRailroad Company right-of-way.	Rich & Summit
				Section 17: All of that portion of Section 17 lying North and West of theUnion Pacific Railroad Company right-of-way.	Rich & Summit
				Section 18: Lots 1(41.45), 2(41.55), 3(41.65), 4(41.75), E2W2, E2	Rich
				Section 19: All of that portion of Section 19 lying North and West of theUnion Pacific Railroad Company right-of-way.	Rich & Summit
				Section 30: Lot 1(41.05) and that part of Lot 2 lying North and West of theUnion Pacific Railroad Company right-of-way.	Rich & Summit

				Tract No. 22
				Township 5 North, Range 6 East, S.L.M.
				Section 12: All	Rich
				Section 14: S2SE, NESE, SENE	Rich & Morgan
				Section 24: All	Rich
				Section 26: E2SE, SWSE, SESW, N2NE	Rich & Summit
				Section 28: E2, NW, N2SW, SWSW	Morgan & Summit
				Section 34: N2NE, NW	Summit

				Tract No. 23
				Township 5 North, Range 7 East, S.L.M.
				Section 2: All that part lying North and West of the West Bound UnionPacific Railroad Company right of way	Rich & Summit
				Section 4: Lots 1(41.24), 2(41.34), 3(41.42), 4(41.52), S2N2, S2	Rich
				Section 6: Lots 1(41.36), 2(40.98), 3(40.58), 4(40.40), 5(40.40), 6(40.32), 7(40.24), S2NE, SENW, E2SW, SE	Rich
				Section 8: All	Rich

				Tract No. 24
				Township 5 North, Range 7 East, S.L.M.
				Section 10: W2NE, NW, N2SW	Rich & Summit
				Section 16: All that part of Section 16 lying North and West of theUnion Pacific Railroad right-of-way.	Rich & Summit
				Section 18: Lots 1(39.97), 2(39.93), 3(39.88), 4(39.82), E2W2, E2	Rich
				Section 20: All	Rich & Summit

Section 28: All of the NW and NWSW lying North and West fo the Eastbound UPRR right-of-way, being those parts of said NW and NWSW not conveyed to David Moore and Sons, Incorporated, as described in that certain Quit Claim Deed dated November 12, 1927, recorded on December 6, 1927, in Book E, page 585, records of Summit County, Utah
					Summit

				Tract No. 25
				Township 5 North, Range 7 East, S.L.M.
				Section 30: Lots 1(39.71), 2(39.94), 3(40.16), 4(40.39), E2W2, E2	Rich & Summit

Section 32: All those parts conveyed in that certain Warranty Deed dated May29, 1941, recorded on September 8, 1941, in Book R, page 427,records of Summit County, Utah, from David Moore & Sons,Incorporated, etal, Grantors, to Deseret Live Stock Company, Grantee
					Summit

				Township 4 North, Range 5 East, S.L.M.
				Section 24: Lots 1(38.86), 2(39.09), 3(39.33), 4(39.56), W2E2, E2SW	Rich
				Section 36: All that part of Section 36 lying North and West of theUnion Pacific Railroad right-of-way.	Rich

				Township 4 North, Range 6 East, S.L.M.
				Section 18: E2	Rich
				Section 30: Lots 1(9.10), 2(9.18), NWNE, NENW, and that part of the SE lying North and West of the UPRC right-of-way	Rich

				Township 4 North, Range 7 East, S.L.M.
				Section 6: All those portions of Lots 3 and 5 lying North and West of theUnion Pacific Railroad Company right-of-way.	Rich

				Tract No. 26
				Township 5 North, Range 6 East, S.L.M.	Summit
				Section 32: All
				Section 36: All

				Township 4 North, Range 6 East, S.L.M.
				Section 2: Lots 1(41.73), 2(41.75), 3(41.77), 4(41.79), S2N2, S2
				Section 4: Lots 1(43.42), 2(43.46), 3(43.50), 4(43.54), S2N2, S2

				Tract No. 27
				Township 4 North, Range 6 East, S.L.M.	Summit
				Section 6: Lots 2(34.10), 3(28.70), 4(7.75), 5(11.62), 6(10.89), 7(10.16), SWNE, SENW, E2SW, NWSE
				Section 8: NWNE, N2NW, SWNW, NWSW
				Section 10: All
				Section 14: All that part of Section 14 lying North and West of State Highway.					3 yr opt
				Section 16: All					ext 4 yr
				Section 20: W2NE, W2, NWSE			66677.58	53561.51	15% roy

130-UT	Numerous	Kavanagh N.V., a Netherlands Antilles Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Tract No. 1 Township 9 North, Range 7 East, S.L.M.	Rich	3/21/00
				Section 26: W2 Section 27: All Section 34: E2, E2NW Section 35: All

Section 36: Beginning at the Southwest corner of Section 36; thence North 2 3/4 degrees East 2698 feet; thence South 89 degrees East to the West boundry line of State Highway; thence South 32 degrees East along said West line 3156 feet more or less, to a point East of beginning; thence West 2210 feet, more or less, to the point of beginning.

				Tract No. 2
				Township 8 North, Range 7 East, S.L.M.	Rich

Section 1: All that portion of Section 1 lying South and West of the Highway. Said highway is described as follows: A parcel of land 100 feet wide, 50 feet on each side of the following described centerline: Beginning at a point approximately 2244 feet East from the Northwest corner of said section; thence South 32 degrees 14 minutes East 1921.6 feet; thence 297.9 feet along the arc of a cirlce to the left whose radius is 1432.7 feet long; thence South 44 degrees 09 minutes East 2370.5 feet to the East line of said section.

				Section 2: Lot 4 Section 3: Lots 1(28.00), 2(28.00), 3(28.00), 4(28.00), S2N2, S2 Section 10: NE, E2NW, NESW, NWSE Section 11: All

				Tract No. 3
				Township 8 North, Range 7 East, S.L.M.	Rich
				Section 15: All Section 21: All Section 23: All Section 25: All

				Tract No. 4
				Township 8 North, Range 7 East, S.L.M.	Rich
				Section 27: All Section 33: All Section 35: All Section 36: All

				Tract No. 5
				Township 8 North, Range 8 East, S.L.M.	Rich
				Section 31: Lots 1(39.86), 2(39.90), 3(39.94), 4(39.98), E2W2, E2

				Township 7 North, Range 7 East, S.L.M.
				Section 1: Lots 1(40.22), 2(40.68), 3(41.12), 4(41.58), S2N2, S2 Section 2: Lots 1(41.81), 2(41.84), 3(41.86), 4(41.89), S2NW Section 3: Lots 1(41.77), 2(41.58), 3(41.33), 4(41.11), S2N2, S2

				Tract No. 6
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 5: Lots 1(40.59), 2(40.76), 3(40.94), 4(41.11), S2N2, S2 Section 9: All Section 11: All Section 12: W2 Section 13: All

				Tract No. 7
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 15: All
				Section 16: W2SE
				Section 17: All
				Section 19: Lots 1(41.10), 2(41.10), 3(41.10), 4(40.44), E2W2, E2
				Section 21: All

				Tract No. 8
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 23: All
				Section 25: All
				Section 26: W2W2
				Section 27: All
				Section 29: All

				Tract No. 9
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 31: Lots 1(39.82), 2(39.88), 3(39.92), 4(39.98), E2W2, E2
				Section 32: All
				Section 33: All
				Section 35: All

				Tract No. 10
				Township 7 North, Range 8 East, S.L.M.	Rich
				Section 7: Lots 1(43.03), 2(42.45), 3(41.87), 4(41.29), E2W2, E2
				Section 9: Lots 1(40.34), 2(40.34), 3(40.34), 4(40.34)
				Section 17: All
				Section 19: Lots 1(39.23), 2(38.88), 3(38.53), 4(38.18), E2W2, E2

				Tract No. 11
				Township 7 North, Range 8 East, S.L.M.	Rich
				Section 21: Lots 1(40.34), 2(40.34), 3(40.34), 4(40.34)
				Section 29: All
				Section 31: Lots 1(38.95), 2(39.25), 3(39.55), 4(39.85), E2W2, E2
				Section 33: Lots 1(39.87), 2(39.93), 3(37.97), 4(37.06)

				Tract No. 12
				Township 6 North, Range 6 East, S.L.M.
				Section 2: Lots 1(39.46), 2(39.59), 3(39.71), 4(39.84), S2N2, S2	Rich
				Section 12: All	Rich
				Section 14: All	Rich
				Section 22: All	Rich & Morgan

				Tract No. 13
				Township 6 North, Range 6 East, S.L.M.
				Section 24: All	Rich
				Section 26: All	Rich & Morgan
				Section 28: N2SE	Morgan
				Section 32: All	Morgan
				Section 34: N2NE, SENE, W2, SE	Morgan

				Tract No. 14
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 2: Lots 1(22.77), 2(22.32), 3(21.87), 4(21.42), S2N2, S2
				Section 4: Lots 1(21.78), 2(26.54), 3(31.40), 4(36.06), S2N2, S2
				Section 6: Lots 1(40.87), 2(40.62), 3(40.37), 4(43.35), 5(43.06), 6(42.90), 7(42.73), S2NE, SENW, E2SW, SE
				Section 8: All

				Tract No. 15
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 10: All
				Section 12: All
				Section 13: All
				Section 14: All

				Tract No. 16
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 16: All
				Section 18: Lots 1(40.11), 2(40.14), 3(40.16), 4(40.19), E2W2, E2
				Section 20: All
				Section 22: All

				Tract No. 17
				Township 6 North, Range 7 East, S.L.M.
				Section 24: All	Rich
				Section 25: All of that portion of Section 25 lying North and West of the Union Pacific Railroad Company Right-of-way.	Rich & Summit
				Section 26: All	Rich
				Section 28: All	Rich

				Tract No. 18
				Township 6 North, Range 6 East, S.L.M.
				Section 36: All	Morgan

				Township 6 North, Range 7 East, S.L.M.
				Section 30: Lots 1(39.98), 2(40.10), 3(40.22), 4(40.34), E2W2, E2	Rich & Morgan
				Section 32: All	Rich
				Section 34: All	Rich

				Tract 19
				Township 6 North, Range 8 East, S.L.M.	Rich
				Section 4: Lots 1(30.73), 2(21.10), 3(21.10), 4(21.10), 5(24.67), 6(30.81), 7(36.94)
				Section 6: Lots 1(29.00), 2(29.00), 3(29.00), 4(29.00), 5(40.00), 6(40.00), 7(40.00), S2NE, SENW, E2SW, SE
				Section 7: Lots 1(40.17), 2(40.52), 3(40.87), 4(41.22), E2W2, E2
				Section 8: All
				Section 9: Lots 1(21.09), 2(21.06), 3(21.03), 4(21.01), W2W2

				Tract 20
				Township 6 North, Range 7 East, S.L.M.
				Section 36: All of that portion of Section 36 lying North and West of the Union Pacific Railroad Company Right-of-way.	Rich & Summit

				Township 6 North, Range 8 East, S.L.M.
				Section 16: All of that portion of Section 16 lying North of the Union Pacific Railroad Company right-of-way.	Rich & Summit
				Section 17: All of that portion of Section 17 lying North and West of the Union Pacific Railroad Company right-of-way.	Rich & Summit
				Section 18: Lots 1(41.45), 2(41.55), 3(41.65), 4(41.75), E2W2, E2	Rich & Summit
				Section 19: All of that portion of Section 19 lying North and West of the Union Pacific Railroad Company right-of-way.	Rich & Summit
				Section 30: Lot 1(41.05) and that part of Lot 2 lying North and West of the Union Pacific Railroad Company right-of-way.	Rich & Summit

				Tract 21
				Township 5 North, Range 6 East, S.L.M.
				Section 12: All	Rich

				Township 5 North, Range 7 East, S.L.M.
				Section 2: All that part lying North and West of the West Bound Union Pacific Railroad Company right of way	Rich & Summit
				Section 4: Lots 1(41.24), 2(41.34), 3(41.42), 4(41.52), S2N2, S2	Rich
				Section 6: Lots 1(41.36), 2(40.98), 3(40.58), 4(40.40), 5(40.40), 6(40.32), 7(40.24), S2NE, SENW, E2SW, SE	Rich
				Section 8: All	Rich
				Section 10: N2NW	Rich & Summit				3 yr, Opt
				Section 18: Lots 1(39.97), 2(39.93), 3(39.88), N2NE, SWNE, E2NW, NESW	Rich		51815.3	6476.91	4 yr. 15% roy

131-UT	008.0057	United Park City Mines, a DE corp.	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 3: Lots 1, 2, 3, 4, S2N2, S2 Section 4: Lot 1, SENE, E2SE	Summit	5/23/00	811.27	811.27	3 yr, Opt 4 yr 1/8 roy

132-UT	008.0128	Joseph S. Lesser, as Trustee of Trust U/A with Joseph E. Hotung dated November 1, 1974	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 7 East, S.L.M. Section 13: All	Rich	3/21/00	640	80	3 yr, Opt 4 yr 15% roy

133-UT	Numerous	Property Reserve, Inc., f/k/a Deseret Title Holding Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Tract No. 1 Township 9 North, Range 7 East, S.L.M.	Rich	6/21/00
				Section 26: W2
				Section 27: All
				Section 34: E2, E2NW
				Section 35: All

Section 36: Beginning at the Southwest corner of Section 36; thence North2 3/4 degrees East 2698 feet; thence South 89 degrees East to the West boundry line of State Highway; thence South 32 degrees East along said West line 3156 feet more or less, to a point East of beginning; thence West 2210 feet, more or less, to the point of beginning.

				Tract No. 2
				Township 8 North, Range 7 East, S.L.M	Rich

Section 1: All that portion of Section 1 lying South and West of the Highway. Said highway is described as follows: A parcel of land 100 feet wide, 50 feet on each side of the following described centerline: Beginning at a point approximately 2244 feet East from the
Northwest corner of said section; thence South 32 degrees 14 minutes East 1921.6 feet; thence 297.9 feet along the arc of a cirlce to the left whose radius is 1432.7 feet long; thence South 44 degrees 09 minutes East 2370.5 feet to the East line of said section.

				Section 2: Lot 4
				Section 3: Lots 1(28.00), 2(28.00), 3(28.00), 4(28.00), S2N2, S2
				Section 10: NE, E2NW, NESW, NWSE
				Section 11: All
				Section 13: All

				Tract No. 3
				Township 8 North, Range 7 East, S.L.M	Rich
				Section 15: All
				Section 21: All
				Section 23: All
				Section 25: All

				Tract No. 4
				Township 8 North, Range 7 East, S.L.M	Rich
				Section 27: All
				Section 33: All
				Section 35: All
				Section 36: All

				Tract No. 5
				Township 8 North, Range 8 East, S.L.M.	Rich
				Section 31: Lots 1(39.86), 2(39.90), 3(39.94), 4(39.98), E2W2, E2

				Township 7 North, Range 7 East, S.L.M.
				Section 1: Lots 1(40.22), 2(40.68), 3(41.12), 4(41.58), S2N2, S2
				Section 2: Lots 1(41.81), 2(41.84), 3(41.86), 4(41.89), S2NW
				Section 3: Lots 1(41.77), 2(41.58), 3(41.33), 4(41.11), S2N2, S2

				Tract No. 6
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 5: Lots 1(40.59), 2(40.76), 3(40.94), 4(41.11), S2N2, S2
				Section 9: All
				Section 11: All
				Section 12: W2
				Section 13: All

				Tract No. 7
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 15: All
				Section 16: W2SE
				Section 17: All
				Section 19: Lots 1(41.10), 2(41.10), 3(41.10), 4(40.44), E2W2, E2
				Section 21: All

				Tract No. 8
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 23: All
				Section 25: All
				Section 26: W2W2
				Section 27: All
				Section 29: All

				Tract No. 9
				Township 7 North, Range 7 East, S.L.M.	Rich
				Section 31: Lots 1(39.82), 2(39.88), 3(39.92), 4(39.98), E2W2, E2
				Section 32: All
				Section 33: All
				Section 35: All

				Tract No. 10
				Township 7 North, Range 8 East, S.L.M.	Rich
				Section 7: Lots 1(43.03), 2(42.45), 3(41.87), 4(41.29), E2W2, E2
				Section 9: Lots 1(40.34), 2(40.34), 3(40.34), 4(40.34)
				Section 17: All
				Section 19: Lots 1(39.23), 2(38.88), 3(38.53), 4(38.18), E2W2, E2

				Tract No. 11
				Township 7 North, Range 8 East, S.L.M.	Rich
				Section 21: Lots 1(40.34), 2(40.34), 3(40.34), 4(40.34)
				Section 29: All
				Section 31: Lots 1(38.95), 2(39.25), 3(39.55), 4(39.85), E2W2, E2
				Section 33: Lots 1(39.87), 2(39.93), 3(37.97), 4(37.06)

				Tract No. 12
				Township 6 North, Range 6 East, S.L.M.
				Section 2: Lots 1(39.46), 2(39.59), 3(39.71), 4(39.84), S2N2, S2	Rich
				Section 12: All	Rich
				Section 14: All	Rich
				Section 22: All	Rich & Morgan

				Tract No. 13
				Township 6 North, Range 6 East, S.L.M.
				Section 24: All	Rich
				Section 26: All	Rich
				Section 28: N2SE	Morgan
				Section 32: All	Morgan
				Section 34: N2NE, SENE, W2, SE	Morgan

				Tract No. 14
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 2: Lots 1(22.77), 2(22.32), 3(21.87), 4(21.42), S2N2, S2
				Section 4: Lots 1(21.78), 2(26.54), 3(31.40), 4(36.06), S2N2, S2
				Section 6: Lots 1(40.87), 2(40.62), 3(40.37), 4(43.35), 5(43.06), 6(42.90), 7(42.73), S2NE, SENW, E2SW, SE
				Section 8: All

				Tract No. 15
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 10: All
				Section 12: All
				Section 13: All
				Section 14: All

				Tract No. 16
				Township 6 North, Range 7 East, S.L.M.	Rich
				Section 16: All
				Section 18: Lots 1(40.11), 2(40.14), 3(40.16), 4(40.19), E2W2, E2
				Section 20: All
				Section 22: All

				Tract No. 17
				Township 6 North, Range 7 East, S.L.M.
				Section 24: All	Rich
				Section 25: All of that portion of Section 25 lying North and West of the Union Pacific Railroad Company Right-of-way.	Rich & Summit
				Section 26: All	Rich
				Section 28: All	Rich

				Tract No. 18
				Township 6 North, Range 6 East, S.L.M.
				Section 36: All	Morgan

				Township 6 North, Range 7 East, S.L.M.
				Section 30: Lots 1(39.98), 2(40.10), 3(40.22), 4(40.34), E2W2, E2	Rich & Morgan
				Section 32: All	Rich
				Section 34: All	Rich

				Tract No. 19
				Township 6 North, Range 8 East, S.L.M.	Rich
				Section 4: Lots 1(30.73), 2(21.10), 3(21.10), 4(21.10), 5(24.67), 6(30.81), 7(36.94)
				Section 6: Lots 1(29.00), 2(29.00), 3(29.00), 4(29.00), 5(40.00), 6(40.00), 7(40.00), S2NE, SENW, E2SW, SE
				Section 7: Lots 1(40.17), 2(40.52), 3(40.87), 4(41.22), E2W2, E2
				Section 8: All

Section 9: Lots 1(21.09), 2(21.06), 3(21.03),
4(21.01), W2W2, Less and Except
62.15 acres more or less, as
conveyed within that certain
Warranty Deed dated February 3,
1999, recorded February 17, 1999
in Book E8 at page 203, with
Property Reserve, Inc., a Utah
corporation, f/k/a Deseret Title
Holding Corporation, as Grantor,
and Evanston-Uinta County Airport
Joint Powers Board, as Grantee.

				Tract No. 20
				Township 6 North, Range 7 East, S.L.M.
				Section 36: All of that portion of Section 36 lying North and West of the Union Pacific Railroad Company Right-of-way.	Rich & Summit

				Township 6 North, Range 8 East, S.L.M.
				Section 16: All of that portion of Section 16 lying North of the Union Pacific Railroad Company right-of-way.	Rich & Summit
				Section 17: All of that portion of Section 17 lying North and West of the Union Pacific Railroad Company right-of-way.	Rich & Summit
				Section 18: Lots 1(41.45), 2(41.55), 3(41.65), 4(41.75), E2W2, E2	Rich & Summit
				Section 19: All of that portion of Section 19 lying North and West of the Union Pacific Railroad Company right-of-way.	Rich & Summit
				Section 30: Lot 1(41.05) and that part of Lot 2 lying North and West of the Union Pacific Railroad Company right-of-way.	Rich & Summit

				Tract No. 21
				Township 5 North, Range 6 East, S.L.M.
				Section 12: All	Rich

				Township 5 North, Range 7 East, S.L.M.
				Section 2: All that part lying North and West of the West Bound Union Pacific Railroad Company right of way	Rich & Summit
				Section 4: Lots 1(41.24), 2(41.34), 3(41.42), 4(41.52), S2N2, S2	Rich
				Section 6: Lots 1(41.36), 2(40.98), 3(40.58), 4(40.40), 5(40.40), 6(40.32), 7(40.24), S2NE, SENW, E2SW, SE	Rich
				Section 8: All	Rich
				Section 10: N2NW	Rich & Summit				3 yr opt
				Section 18: Lots 1(39.97), 2(39.93), 3(39.88), N2NE, SWNE, E2NW, NESW	Rich		52393.15	6549.144	ext 4 yr 15% roy

134-UT	008.0004	Property Reserve, Inc., f/k/a Deseret Title Holding Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Township 3 North, Range 5 East, S.L.M. Section 16: All	Summit	6/21/00	640	320	3 yr opt 4 1/6th roy

135-UT	008.0146	Utah Bureau of Land Management UTU-78954	Billy Jim Palone	Township 1 North, Range 4 East, S.L.M. Section 12: E2SW	Summit	8/1/00
				Section 14: Lots 1, 2, NE, N2SE	Summit
				Section 24: SWNE, NENW, W2W2, S2SE	Summit
				Section 26: All	Summit
				Section 30: Lots 1, 2, 3, 4, 6, 7, 8, 11, 12, E2E2, NWNE, NWSE	Morgan & Summit		1959.06	1959.06	10 yr, 1/8

136-UT	008.0147	Utah Bureau of Land Management UTU-78955	Billy Jim Palone	Township 2 North, Range 4 East, S.L.M. Section 4: Lots 1, 2, 3, 4, 5, 6, 7, 8, 11, 12,	Summit	8/1/00
				13, 14, 18, 19, 20, SW
				Section 8: S2N2, S2	Morgan & Summit
				Section 10: Lots 1, 2, 4, 5, 7, 8, 9, 10, 12, 13, 15, 16	Summit		1571.63	1571.63	10 yr, 1/8

137-UT	008.0139	Utah Bureau of Land Management UTU-78956	Billy Jim Palone	Township 2 North, Range 4 East, S.L.M. Section 14: N2, SW	Summit	8/1/00
				Section 20: Lots 1, 7, 8, 9, 10, 13, 14, 15, 16	Morgan
				Section 22: NE, N2SE, SWSE	Summit
				Section 26: SESW, NESE, S2SE	Summit
				Section 30: Lots 2, 3, NENE, S2NE, NENW, E2SW, SE	Morgan		1748.72	1748.72	10 yr, 1/8

138-UT	008.0140	Utah Bureau of Land Management UTU-78957	Billy Jim Palone	Township 3 North, Range 4 East, S.L.M. Section 6: Lots 3, 4, 5, 6, 7	Summit	8/1/00
				Section 10: N2NE
				Section 12: All
				Section 14: N2NE, SENE			1022.73	1022.73	10 yr, 1/8

139-UT	008.0141	Utah Bureau of Land Management UTU-78958	Billy Jim Palone	Township 3 North, Range 4 East, S.L.M. Section 22: Lots 5, 6, NE, N2SE	Summit	8/1/00
				Section 26: All	Summit
				Section 28: Lots 1, 2, 3, 4, NWNE, E2NW, NESW	Summit
				Section 30: E2SW	Summit & Morgan
				Section 34: Lots 2, 3, 4, W2E2, W2	Summit		1949.71	1949.71	10 yr, 1/8

140-UT	008.0142	Utah Bureau of Land Management UTU-78959	Billy Jim Palone	Township 4 North, Range 4 East, S.L.M. Section 4: Lots 2, 4, SWNW, W2SW, SESE	Morgan	8/1/00
				Section 6: Lots 1, 2, 3, S2NE, SENW, E2SW, SE
				Section 8: Lot 1, NE, NENW, NWSW, SESW
				Section 10: NE, N2NW, S2
				Section 12: NE, W2NW, SW, W2SE, SESE			2115.65	2115.65	10 yr, 1/8

141-UT	008.0143	Utah Bureau of Land Management UTU-78960	Billy Jim Palone	Township 4 North, Range 4 East, S.L.M. Section 14: SESE	Summit & Morgan	8/1/00
				Section 24: W2E2, W2	Summit
				Section 26: Lot 1, NENE, W2E2, NW, N2SW, SESW, SESE	Summit
				Section 34: N2N2, SESW, SE	Summit		1439.37	1439.37	10 yr, 1/8

142-UT	008.0144	Utah Bureau of Land Management UTU-78961	Billy Jim Palone	Township 4 North, Range 4 East, S.L.M. Section 18: All	Morgan	8/1/00
				Section 28: E2, E2W2	Summit & Morgan
				Section 30: Lots 2, 3, 4, 5, 6, 7, 8, NENE, S2NE, SENW, N2SE	Summit & Morgan		1573.39	1573.39	10 yr, 1/8

143-UT	008.0145	Utah Bureau of Land Management UTU-78962	Billy Jim Palone	Township 1 North, Range 5 East, S.L.M. Section 6: Lots 1, 2, 3, 4, 5, 6, 7, S2NE,	Summit	8/1/00
				SENW, E2SW
				Section 18: Lots 1, 2, 3, N2NE, SENE, E2W2, SE			1043.36	1043.36	10 yr, 1/8

144-UT	008.0133	Utah Bureau of Land Management UTU-78963	Billy Jim Palone	Township 2 North, Range 5 East, S.L.M. Section 4: SENW, SWSE	Summit	8/1/00
				Section 14: W2, SE
				Section 22: E2NE, N2SE
				Section 24: NE, S2
				Section 26: Lots 1, 3, 4, 5, 6, E2E2
				Section 30: SE
				Section 34: S2N2, SE			2035.6	2035.6	10yr, 1/8

145-UT	008.0134	Utah Bureau of Land Management UTU-78964	Billy Jim Palone	Township 3 North, Range 5 East, S.L.M. Section 8: N2N2, SENE, SWNW, NWSW,	Summit	8/1/00
				S2S2, NESE
				Section 10: NENE, S2NE, S2
				Section 12: Lots 1, 2, 3, 4, NE, E2NW, SW, NWSE
				Section 18: Lots 1, 3, 5, 6, 7, 8, 9, SENW, E2SW, W2SE, SESE
				Section 20: S2NE, SENW, S2			2485.12	2485.12	10 yr, 1/8

146-UT	008.0135	Utah Bureau of Land Management UTU-78965	Billy Jim Palone	Township 3 North, Range 5 East, S.L.M. Section 14: All	Summit	8/1/00
				Section 22: Lots 1, 2, 3, 4, 5, 6, S2NW, SW, N2SE
				Section 28: N2N2, SENW
				Section 34: All			2044.88	2044.88	10 yr, 1/8

147-UT	008.0136	Utah Bureau of Land Management UTU-78966	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 4: Lots 1, 2, 3, 4, S2N2	Morgan	8/1/00
				Section 6: Lots 1, 2, 3, 4, 5, 6, S2NE, SENW, NESW, N2SE	Morgan
				Section 8: NENE, SWNE, W2NW, SENW, SW, S2SE	Morgan
				Section 10: N2, SE	Morgan & Summit		1638.1	1638.1	10 yr, 1/8

148-UT	008.0137	Utah Bureau of Land Management UTU-78967	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 12: All	Summit	8/1/00
				Section 14: NE, N2NW, SENW, S2
				Section 22: All
				Section 26: All			2519.08	2519.08	10 yr, 1/8

149-UT	008.0138	Utah Bureau of Land Management UTU-78968	Billy Jim Palone	Township 4 North, Range 5 East, S.L.M. Section 20: All	Summit	8/1/00
				Section 28: All
				Section 30: SENE
				Section 34: All			1959.24	1959.24	10 yr, 1/8

150-UT	008.0030	Utah Bureau of Land Management UTU-78969	Billy Jim Palone	Township 5 North, Range 5 East, S.L.M. Section 14: S2NE, W2, SE	Morgan	8/1/00
				Section 22: NENE	Morgan
				Section 24: All	Morgan
				Section 26: S2NE, NW, NESW, E2SE	Morgan & Summit
				Section 34: NE, SENW, SESW, SWSE	Morgan & Summit		1699.92	1699.92	10 yr, 1/8

151-UT	008.0031	Utah Bureau of Land Management UTU-78970	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 4: Lots 1, 2, 4, S2NE, SWNW,	Summit	8/1/00
				N2S2, SWSW, SWSE
				Section 6: All
				Section 8: N2, N2S2
				Section 10: N2NE, SWNE, SW, E2SE
				Section 18: Lots 1, 2, E2NW			2082.81	2082.81	10 yr, 1/8

152-UT	008.0006	Utah Bureau of Land Management UTU-78971	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 20: NE, S2	Summit	8/1/00
				Section 22: E2
				Section 28: All
				Section 30: E2E2, SESW, SWSE
				Section 34: S2SW, SE			1920	1920	10 yr, 1/8

153-UT	008.0009	Utah Bureau of Land Management UTU-78972	Billy Jim Palone	Township 4 North, Range 6 East, S.L.M. Section 6: Lot 1, SENE, NESE, S2SE	Summit	8/1/00
				Section 8: NENE, S2NE, SENW, NESW, S2SW, SE
				Section 18: Lots 1, 2, 3, 4, E2W2
				Section 20: E2E2, SWSE
				Section 30: Lots 3, 4, NENE, S2NE, SENW, E2SW			1297.14	1297.14	10 yr, 1/8

154-UT	008.0010	Utah Bureau of Land Management UTU-78973	Billy Jim Palone	Township 4 North, Range 6 East, S.L.M. Section 12: NW, NESW	Summit	8/1/00
				Section 22: N2, SE
				Section 28: N2NW, S2S2, NWSE
				Section 34: Lots 1, 2, 3, 4, 5, 6, 7, SWNE, SWNW, W2SW, SESW			1289.65	1289.65	10 yr, 1/8

155-UT	008.0011	Utah Bureau of Land Management UTU-78974	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 4: All	Morgan	8/1/00
				Section 8: N2NE, SENE, NW, S2S2, NESE
				Section 10: All			1757.6	1757.6	10 yr, 1/8

156-UT	008.0024	Utah Bureau of Land Management UTU-78975	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 14: NWNE, NENW, S2NW, N2SW,	Rich & Morgan	8/1/00
				SWSW
				Section 22: All	Rich, Morgan & Summit
				Section 26: S2NE, NW, N2SW, SWSW, NWSE	Rich & Summit
				Section 34: S2NE, S2	Summit		1720	1720	10 yr, 1/8

157-UT	008.0033	Utah Bureau of Land Management UTU-78976	Billy Jim Palone	Township 5 North, Range 6 East, S.L.M. Section 18: All	Morgan	8/1/00
				Section 20: All	Morgan

				Section 30: All	Morgan & Summit		1926.72	1926.72	10 yr, 1/8

158-UT	008.0012	Utah Bureau of Land Management UTU-78977	Billy Jim Palone	Township 7 North, Range 7 East, S.L.M. Section 30: All	Rich	8/1/00

				Section 34: All			1280.6	1280.6	10 yr, 1/8

159-UT	008.0013	Utah Bureau of Land Management UTU-78978	Billy Jim Palone	Township 9 North, Range 7 East, S.L.M. Section 1: All	Rich	8/1/00

				Section 24: All			1297.82	1297.82	10 yr, 1/8

160-UT	008.0014	Utah Bureau of Land Management UTU-78979	Billy Jim Palone	Township 7 North, Range 8 East, S.L.M. Section 6: Lots 1, 2, 3, 4, Excl. ROW #8	Rich	8/1/00

				Section 8: S2SW			294.04	294.04	10 yr, 1/8

161-UT	008.0015	Utah Bureau of Land Management UTU-78980	Billy Jim Palone	Township 8 North, Range 8 East, S.L.M. Section 4: All	Rich	8/1/00
				Section 6: All
				Section 8: All
				Section 18: Lots 1, 2, 3, 4, E2, E2NW, NESW			2026.04	2026.04	10 yr, 1/8

162-UT	008.0016	Utah Bureau of Land Management UTU-78981	Billy Jim Palone	Township 8 North, Range 8 East, S.L.M. Section 20: All, Excl. ROW #8	Rich	8/1/00

				Section 28: All, Excl. ROW #8
				Section 30: All			1439.34	1439.34	10 yr, 1/8

163-UT	008.0017	Utah Bureau of Land Management UTU-78982	Billy Jim Palone	Township 9 North, Range 8 East, S.L.M. Section 4: All	Rich	8/1/00
				Section 5: All
				Section 6: All
				Section 8: N2			1802.94	1802.94	10 yr, 1/8

164-UT	008.0018	Utah Bureau of Land Management UTU-78983	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 4: All	Rich	8/1/00
				Section 5: All
				Section 8: NE, N2NW, SWNW, S2
				Section 9: All			1733.65	1733.65	10 yr, 1/8

165-UT	008.0019	Utah Bureau of Land Management UTU-78984	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 17: All	Rich	8/1/00
				Section 19: All
				Section 20: All
				Section 30: All			2560	2560	10 yr, 1/8

166-UT	008.0021	Utah Bureau of Land Management UTU-78985	Billy Jim Palone	Township 10 North, Range 8 East, S.L.M. Section 21: All	Rich	8/1/00
				Section 28: All
				Section 29: All
				Section 31: All
				Section 33: All			1301.79	1301.79	10 yr, 1/8

167-UT	008.0022	Utah Bureau of Land Management UTU-79019	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 26: SENE, NESE, S2SE,	Rich	8/1/00
				Excl. ROW #8

				Section 28: All			800	800	10 yr, 1/8

168-UT	008.0023	Utah Bureau of Land Management UTU-79018	Billy Jim Palone	Township 8 North, Range 7 East, S.L.M. Section 8: W2	Rich	8/1/00
				Section 10: W2W2, SESW, Excl. ROW #8, NESE, S2SE
				Section 14: All, Excl. ROW #8
				Section 18: Lots 1, 2, 3, 4, E2NW
				Section 20: NESE, S2SE
				Section 22: All			2272.24	2272.24	10 yr, 1/8

170-UT	008.0151	State of Utah Mineral Lease No. 48488	Billy Jim Palone	Township 3 North, Range 8 East, S.L.M. Section 30: Lots 2, 4, SENW	Summit	6/14/00	120.1	120.1	10 yr, 1/8

171-UT	008.0164	State of Utah Mineral Lease No. 48491	Billy Jim Palone	Township 6 North, Range 6 East, S.L.M. Section 34: SWNE	Morgan	6/14/00	40	40	10 yr, 1/8

175-UT	008.0052	Ray B. Wright and Joseph Lee Wright as Trustees in Trust for Joseph Lee Wright and Descendants u/w of Lawrence E. B. Wright	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE Section 12: SESW, S2SE Section 24: NW	Summit	5/31/00

				Township 3 North, Range 5 East, S.L.M.
				Section 2: All
				Section 10: NW, NWNE

				Township 4 North, Range 5 East, S.L.M.
				Section 36: That part lying southerly of Union Pacific Railroad right of way, containing 300 acres, more or less			1500	250	3 yr, opt ext 4 yr 1/8 roy

175-A-UT	008.0053	Ray B. Wright, a married man delaing in his sole and separate property	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00
				Section 12: SESW, S2SE
				Section 24: NW

				Township 3 North, Range 5 East, S.L.M.
				Section 2: All
				Section 10: NW, NWNE

				Township 4 North, Range 5 East, S.L.M.
				Section 36: That part lying southerly of Union Pacific Railroad right of way, containing 300 acres, more or less			1500	250	3 yr, opt ext 4 yr 1/8 roy

175-B-UT	008.0054	Blanche T. Wright, a widow	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00
				Section 12: SESW, S2SE
				Section 24: NW

				Township 3 North, Range 5 East, S.L.M.
				Section 2: All
				Section 10: NW, NWNE

				Township 4 North, Range 5 East, S.L.M.
				Section 36: That part lying southerly of Union Pacific Railroad right of way, containing 300 acres, more or less			1500	250	3 yr, opt ext 4 yr 1/8 roy

175-C-UT	008.0055	David L. Wright and Rona R. Wright, husband and wife	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00
				Section 12: SESW, S2SE
				Section 24: NW

				Township 3 North, Range 5 East, S.L.M.
				Section 2: All
				Section 10: NW, NWNE

				Township 4 North, Range 5 East, S.L.M.
				Section 36: That part lying southerly of Union Pacific Railroad right of way, containing 300 acres, more or less			1500	375	3 yr, opt ext 4 yr 1/8 roy

175-D-UT	008.0056	Dennis K. Wright and Sara C. Wright, husband and wife	Billy Jim Palone, d/b/a Palone Pteroleum	Township 2 North, Range 5 East, S.L.M. Section 4: NWSE, SWNE	Summit	5/31/00
				Section 12: SESW, S2SE
				Section 24: NW

				Township 3 North, Range 5 East, S.L.M.
				Section 2: All
				Section 10: NW, NWNE

				Township 4 North, Range 5 East, S.L.M.
				Section 36: That part lying southerly of Union Pacific Railroad right of way, containing 300 acres, more or less			1500	375	3 yr, opt ext 4 yr 1/8 roy

178-UT	008.0005	Utah Bureau of Land Management UTU-79126	Billy Jim Palone	Township 3 North, Range 6 East, S.L.M. Section 24: E2, E2W2	Summit	10/1/00	480	480	10 yr, 1/8

188-UT	008.0034	Randy Floyd Sessions, a/k/a Randy F. Sessions, a/k/a Randy Sessions, and Debora A. Sessions, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 8 East, S.L.M. Section 29: S2	Rich	8/14/00	320	160	3 yr, opt ext 4 yr 15% roy

188-A-UT	008.0035	Cecil Elwin Sessions, a widower	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 8 East, S.L.M. Section 29: S2	Rich	8/14/00	320	160	3yr, op 4 15% roy

189-UT	008.0027	Keith L. Putnam as Trustee of the Keith L. Putnam Inter vivos Trust dated June 7, 1994	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 23: That part described as follows: Commencing at the Northeast corner of said Section 23 and running thence South 5295 feet to the Southeast corner of said Section, thence North 49 degrees 20 minutes West 1948 feet, thence North 62 degrees 31 minutes West 2642 feet, thence North 26 degrees 35 minutes West 3132 feet and thence East 5226 feet to the point of commencing	Rich	10/3/00	408	153	3 yr, opt ext 4 yr 1/8 roy

189-A-UT	008.0028	Erma N. Putnam as Trustee of the Erma N. Putnam Inter Vivos Trust dated June 7, 1994	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 23: That part described as follows: Commencing at the Northeast corner of said Section 23 and running thence South 5295 feet to the Southeast corner of said Section, thence North 49 degrees 20 minutes West 1948 feet, thence North 62 degrees 31 minutes West 2642 feet, thence North 26 degrees 35 minutes West 3132 feet and thence East 5226 feet to the point of commencing	Rich	10/3/00	408	153	3 yr, opt ext 4 yr 1/8 roy

190-UT	008.0198	Beatrice R. Cato, a widow	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	9/20/00
				Section 26: E2NW, SWNE

				Township 3 North, Range 5 East, S.L.M.
				Section 24: N2NE, SWNE, NENW
				Section 26: W2

				Township 3 North, Range 6 East, S.L.M.
				Section 18: Lots 3 (35.56), 4 (35.64), E2SW, SE					3 yr, opt
				Section 19: N2NE					ext 4 yr
				Section 30: Lots 3 (36.42), 4 (36.28)			1343.9	396.45	1/8 roy

190-A-UT	008.0199	Patricia C. Hogan, a married woman dealing in her sole and separate Prop.	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	10/20/00
				Section 26: E2NW, SWNE

				Township 3 North, Range 5 East, S.L.M.
				Section 24: N2NE, SWNE, NENW
				Section 26: W2

				Township 3 North, Range 6 East, S.L.M.
				Section 18: Lots 3 (35.56), 4 (35.64), E2SW, SE					3 yr, opt
				Section 19: N2NE					ext 4 yr
				Section 30: Lots 3 (36.42), 4 (36.28)			1343.9	132.15	1/8 roy

190-B-UT	008.0200	Robert H. Cato, a single man	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	10/20/00
				Section 26: E2NW, SWNE

				Township 3 North, Range 5 East, S.L.M.
				Section 24: N2NE, SWNE, NENW
				Section 26: W2

				Township 3 North, Range 6 East, S.L.M.
				Section 18: Lots 3 (35.56), 4 (35.64), E2SW, SE					3 yr, opt
				Section 19: N2NE					ext 4 yr
				Section 30: Lots 3 (36.42), 4 (36.28)			1343.9	132.15	1/8 roy

190-C-UT	008.0201	Lyzenna C. Lockwood, a single woman	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 5 East, S.L.M. Section 12: NENW, N2SE, NE	Summit	10/20/00
				Section 26: E2NW, SWNE

				Township 3 North, Range 5 East, S.L.M.
				Section 24: N2NE, SWNE, NENW
				Section 26: W2

				Township 3 North, Range 6 East, S.L.M.
				Section 18: Lots 3 (35.56), 4 (35.64), E2SW, SE					3 yr, opt
				Section 19: N2NE					ext 4 yr
				Section 30: Lots 3 (36.42), 4 (36.28)			1343.9	132.15	1/8 roy

193-UT	008.0171	State of Utah Mineral Lease No. 48594	Billy Jim Palone, d/b/a Palone Petroleum	Township 2 North, Range 8 East, S.L.M. Section 6: Lots 1, 3, 4, SENW, E2SW,	Summit	12/1/2000			10 yr
				SENE, E2SE			337.43	337.43	1/8 roy

208-UT		Utah Bureau of Land Management UTU-75026	Jay L. Stone	Township 6 North, Range 8 East, S.L.M. Section 20: NWNW	Rich & Summit	2/01/96	40	40	10 yr 1/8 roy

209-UT	008.0169	Utah Bureau of Land Management UTU-75056	M. L. Farrington	Township 4 North, Range 7 East, S.L.M. Section 6: Lot 4	Summit	10/01/96			10 yr
				Section 12: E2NW, NESW			160.08	160.08	1/8 roy

210-UT	008.0168	Utah Bureau of Land Management UTU-75057	M. L. Farrington	Township 5 North, Range 7 East, S.L.M. Section 10: NENE	Summit	10/01/96	40	40	10 yr 1/8 roy

211-UT	008.0170	Utah Bureau of Land Management UTU-75059	Jay L. Stone	Township 3 North, Range 7 East, S.L.M. Section 24: Lots 2, 6, 7, NWNE, NENW,	Summit	04/01/96			10 yr
				S2NW.			256.5	256.5	1/8 roy

212-UT	008.0172	State of Utah, Division of Forestry, Fire and State Lands, Department of Natural Resources SLA-709	Jay L. Stone	Township 6 North, Range 8 East, S.L.M. Tract No 1 - A tract of land for highway known as Project No 80-4 situated in Lot 4, of Section 16, T6N, R8E,	Summit	12/13/96			10 yr
				SLM. Said tract of land is all that					1/8 roy
				portion of the following described
				property which lies within said
				Section 16: Beginning at a point
				on the west boundary of the State
				of Wyoming, which point is 2196.1
				feet north from the SW corner of
				fractional Section 27, T15N,
				R121W, of the 6th Principal
				Meridian, in Uinta County,
				Wyoming; thence South 63
				degrees 55 minutes East 50 feet
				along the north right of way line
				of U.S. 30 south; thence 26
				degrees 05 minutes East 147 feet;
				thence North 0 degrees 38 min-
				utes East 63 feet; thence North
				89 degrees 22 minutes West 171
				feet; thence South 26 degrees 05
				minutes West 128 feet, more or
				less, to said north right of way
				line of U.S. 30 south; thence
				South 63 degrees 55 minutes
				East 131 feet to the point of
				beginning. Tract contains .69
				acres, more or less.

				Tract No 2 - Parcel No. 80-4:192:T - A parcel
				of land in fee for a freeway known
				as Highway Project No. 80-4,
				being all of an entire tract of
				property in Sections 20, 17, and
				16, T6N, R8E, SLM, situated
				between the northerly right of way
				line of highway known as F. A.
				Project No. 60-0 (3) and the
				southerly right of way line of the
				Union Pacific Railroad, the
				boundaries of said entire tract of
				land are described as follows:
				Beginning at the intersection of
				the south line of the NW1/4 of the
				NW1/4 of said Section 20 and
				said northerly highway right of
				way line, which point is 75 feet
				radially distant northwesterly
				from the line of survey of said
				highway as Project No. 80-9.
				Said point being also approxi-
				mately 1320 feet north and appro-
				ximately 290 feet east from the
				west quarter corner of said
				Section 20; thence easterly along
				said northerly highway right of
				way line to the Utah-Wyoming
				State line; thence North 470 feet,
				more or less, along said state
				line to said southerly railroad
				right of way line; thence westerly
				along said southerly railroad of
				way line to said south side line of
				the NW1/4 of the NW1/4 of
				Section 20; thence East 240 feet,
				more or less, to the point of
				beginning, containing 37 acres,
				more or less.

				Also, all of entire parcel of land in
				Section 20, 19, and 30, T6N,
				R8E, SLM, and Sections 25 and
				36 of T6N, R7E, SLM, situated
				between the northerly right of way
				line of highway known as F. A.
				Project No. 60-0 (3) and the
				southerly right of way line of the
				Union Pacific Railroad, the
				boundaries of said parcel of land
				are described as follows:
				Beginning at the intersection of
				the south side line of the NW1/4
				of the NW1/4 of said Section 20
				and said northerly right of way
				line, which point is 75 feet
				radially distant northwesterly
				from the line of survey of said
				highway known as Project No.
				80-9. Said point being also
				approximately 1320 feet north
				and approximately 290 feet east
				from the west quarter corner of
				said Section 20; thence westerly
				along said northerly highway right
				of way line to its intersection
				with the quarter section line of
				Section 36 between and NE1/4
				and the SE1/4 of said section;
				thence west along said quarter
				section line to its intersection
				with said southerly right of way
				line of the Union Pacific Railroad;
				thence easterly along said
				southerly railroad right of way
				line to its intersection with said
				south side line of the NW1/4 of
				the NW1/4 of Section 20: thence
				East 240 feet, more or less, to
				the point of beginning. The
				above-described entire parcel of
				land contains 40 acres, more or
				less.

				Tract No 3 - A tract of land for highway known
				as Project No. 80-4 situated in
				the W1/2NW1/4 of Section 20,
				T6N, R8E, SLM. The boundaries
				of said tract of land are described
				as follows: Beginning at the
				intersection of the southeasterly
				right of way line of the existing
				highway and the west line of said
				Section 20 at a point which is 119
				feet perpendicularly distant
				southeasterly from the survey
				line of said project at Engineer's
				Station 939+97, said point is also
				approximately 645 feet north from
				the west quarter corner of said
				Section 20; thence southerly 68
				feet, more or less, along said
				west line of Section 20 to a point
				160.0 feet perpendicularly distant
				southeasterly from said survey
				line at Engineer's Station 939+40;
				thence North 45 degrees 57
				minutes East 111.9 feet; thence
				North 35 degrees 39 minutes
				East 1100.0 feet; thence North 29
				degrees 31 minutes East 84.2
				feet to said southeasterly right
				of way line at a point 171 feet
				perpendicularly distant
				southeasterly from said survey
				line at Engineer's Station 951+51;
				thence Southwesterly 1154 feet,
				more or less, along southeasterly
				right of way line to the point of
				beginning as shown on the official
				map of said project on file in the
				office of the State Road
				Commission of Utah.
				Above-described tract of land
				contains 1.45 acres, more or less.

				Tract No 4 - A tract of land for highway known
				as Project No. 80-4 situated in
				the NW1/4NE1/4, E1/2NW1/4,
				and in Lots 2, 3, and 4 of Section
				30, T6N, R8E, SLM. The
				boundaries of said tract of land
				are described as follows:
				Beginning at the intersection of
				the southeasterly right of way
				line of the existing highway and
				the north line of said Section 30
				at a point which is 119 feet
				perpendicularly distant
				southeasterly from the survey
				line of said project at Engineer's
				Station 899+60, said point is
				also approximately 313 feet east
				from the north quarter corner of
				said Section 30; thence easterly
				48 feet, more or less, along said
				north line of Section 30 to a point
				160.0 feet perpendicularly distant
				southeasterly from said survey
				line at Engineer's Station
				899+88; thence South 35
				degrees 39 minutes West 3097.8
				feet to a point of tangency with a
				5569.65 foot radius curve to the
				left; thence Southwesterly 1351.4
				feet along the arc of said curve;
				thence South 11 degrees 51
				minutes West 399.8 feet; thence
				south 28 degrees 41 minutes
				West 404.5 feet; thence South
				20 degrees 10 minutes West 445
				feet to said existing southerly
				right of way line at a point 160.0
				feet perpendicularly distant
				easterly from said survey line
				at Engineer's Station 842+55;
				thence Northeasterly 5682 feet,
				more or less, along said existing
				right of way line to the point of
				beginning as shown on the
				official map of said project on file
				in the office of the State Road
				Commission of Utah. Above
				described tract of land contains
				6.95 acres, more, or less.

				Tract No 5 - A parcel of land situated in the
				E1/2NE1/4 of Section 36, T6N,
				R7E, SLM, and in Lot 1 of Section
				31 and Lot 4 of Section 30, both
				in T6N, R8E, SLM. The
				boundaries of which are described
				as follows: Beginning on the
				southeasterly right of way line of
				the existing highway at a point
				160.0 feet perpendicularly distant
				easterly from the line of survey of
				a highway know as Project No.
				80-4 at Highway Engineer's
				Station 842+55. Said point of
				beginning is approximately 429
				feet north and 170 feet east from
				the SW corner of said Section
				30; thence south 19 degrees 16
				minutes West 2668.7 feet to said
				southeasterly right of way line;
				thence northerly 2694 feet, more
				or less, along said southeasterly
				right of way line to the point of
				beginning, containing 5.60 acres,
				more or less.

				Tract No 6 - A tract of land for highway known
				as Project No. 80-4 situated in
				the W1/2SE1/4, NE1/4SE1/4,
				and SE1/4NE1/4 of Section 19,
				T6N, R8E, SLM. The boundaries
				of said tract of land are described
				as follows: Beginning at the
				intersection of the southeasterly
				right of way line of the existing
				highway and the east line of said
				Section 19 at a point which is
				119 feet perpendicularly distant
				southeasterly from the survey
				line of said project at Engineer's
				Station 939+97, said point is also
				approximately 645 feet north from
				the east quarter corner of said
				Section 19; thence southerly 68
				feet, more or less, along said
				east line of Section 19 to a point
				160.0 feet perpendicularly distant
				southeasterly from said survey
				line at Engineer's Station
				939+40, thence South
				35 degrees 39 minutes West
				1440 feet; thence South 27
				degrees 06 minutes West 202.2
				feet; thence South 38 degrees
				55 minutes West 500.9 feet;
				thence South 35 degrees 39
				minutes West 1812 feet to a point
				160.0 feet perpendicularly distant
				southeasterly from said survey
				line at Engineer's Station 899+88;
				thence westerly 48 feet, more or
				less, along the south line of said
				Section 19 to said existing
				southeasterly right of way line at
				a point 119 feet perpendicularly
				distant southeasterly from said
				survey line at Engineer's Station
				899+60; thence northeasterly
				4037 feet, more, or less, along
				said existing southeasterly right
				of way line to the point of
				beginning, as shown on the official
				map of said project on file in the
				office of the State Road
				Commission of Utah. Above
				described tract of land contains
				3.91 acres, more or less.

				Tract No 7 - Parcel No. 80-4:197:A - A parcel
				land in fee for a freeway known as
				highway Project No. 80-4 being
				part of an entire tract of property
				in the SW1/4 of the SW1/4 and
				in Lot 4 of Section 16, T6N, R8E,
				SLM. The boundaries of said
				parcel of land are described as
				follows: Beginning at the
				intersection of the southerly right
				of way line of the existing
				highway and the Utah Wyoming
				State Line at a point 75 feet
				perpendicularly distant
				southwesterly from the survey
				line of said Project at Engineer's
				Station 1027+17.4, said point is
				also 430.9 feet north from the SE
				corner of said Lot 4; thence South
				0 degrees 2 minutes West 293.75
				feet; thence North 61 degrees 30
				minutes West 928.51 feet; thence
				North 48 degrees 57 minutes
				West 254.15 feet; thence North
				78 degrees 50 minutes West
				1034 feet, more, or less, to the
				west line of said SW1/4 of the
				of the SW1/4; thence
				northerly 262 feet, more or less,
				along said west line to the
				intersection with said southerly
				right of way line; thence easterly
				2183 feet, more or less, along
				said existing southerly right of
				way line to the pint of beginning.
				Above-described parcel of land
				contains 11.67 acres, more or
				less.

				Tract No 8 - A tract of land for highway known
				as Project No. 80-4 situated in
				the S1/2SE1/4 of Section 17,
				T6N, R8E, SLM. The boundaries
				of said tract of land are described
				as follows: Beginning on the
				southerly right of way line of the
				existing highway at a point 160.0
				feet radially distant southerly
				from the line of survey of said
				Project at Engineer Station
				981+67, said point is also
				approximately 700 feet north and
				345 feet east from the south
				quarter corner of said Section 17;
				thence North 69 degrees 51
				minutes East 79.96 feet; thence
				North 80 degrees 02 minutes
				East 388.28 feet; thence North
				74 degrees 34 minutes East
				627.41 feet; thence North 87
				degrees 06 minutes East 289.96
				feet; thence North 87 degrees
				57 minutes East 530.5 feet;
				thence South 74 degrees 37
				minutes East 245.3 feet; thence
				South 78 Degrees 50 minutes
				East 159 feet, more or less, to
				the east line of said Section 17;
				thence northerly 268 feet, more
				or less, along said east line of
				Section 17 to the intersection
				with said existing southerly right
				of way line; thence westerly 2340
				feet, more or less, along said
				existing southerly right of way
				line to the point of beginning as
				shown on the official map of said
				project on file in the office of the
				State Road Commission of Utah.
				Above described tract of land
				contains 7.40 acres, more or less.

				Tract No 9 - Two tracts of land for highway
				known as Project No. 804
				situated in the S1/2 of Section
				36, T6N, R7E, SLM. The
				boundaries of said tracts of land
				are described as follows:

				Beginning at a point on the
				center line of survey of the
				westbound lane of said project
				which point is approximately
				3512.8 feet West and 231 feet
				North 41 degrees 53 minutes
				East from the SE corner of said
				Section 36; thence North 14
				degrees 53 minutes East 327
				feet, more or less, to a
				Northeasterly boundary line of
				the grantor's land; thence
				Northwesterly 93 feet, more or
				less, along said Northeasterly
				boundary line to the
				Southeasterly right of way line of
				existing railroad; thence
				Southwesterly 428 feet, more or
				less, along said Southeasterly
				right of way line to the South
				boundary line of said grantor's
				land; thence East 160 feet, more
				or less, to the point of
				beginning.

				Also, beginning at the
				intersection of the Southeasterly
				right of way line of the existing
				railroad and the center line of the
				west bound lane of said project,
				which point is approximately
				961 feet North and 630 feet North
				41 degrees 53 minutes East
				from the S1/4 corner of said
				Section 36; thence Southwesterly
				1177 feet, more or less, along
				said railroad right of way to a
				Southwesterly side line of the
				grantor's land; thence
				Southeasterly 82 feet, more or
				less, along said Southwesterly
				boundary line to said center
				line; thence North 41 degrees 53
				minutes East 1184 feet, more or
				less, to the point of beginning,
				as shown on the official map of
				said project on file in the office of
				the State Road Commission of
				Utah. Above described tracts of
				land contain 2,12 acres, more
				or less.

				Tract No 10 A tract of land for highway known
				as Project 80-4 situated in the
				SE1/4SW1/4, W1/2SE1/4,
				NE1/4SE1/4, and SE1/4NE1/4,
				of Section 36, T6N, R7E, SLM.
				The boundaries of said tract of
				land are described as follows:

				Beginning at the intersection of
				the center line of the existing
				highway and the South line of
				said Section 36, which point is
				3515.5 feet West along said
				South line from the SE corner of
				said Section 36; thence East
				294.5 feet along said South line;
				thence North 41 degrees 53
				minutes East 3011.1 feet to a
				point of tangency with 6584.3
				foot radius curve to the left;
				thence Northeasterly 522.0 feet
				along the arc of said curve to a
				point of compound curve; thence
				Northeasterly 584.1 feet along
				arc of a 5947.7 foot radius curve
				to the left; thence North 58
				degrees 17 minutes 12 seconds
				West 283.0 feet; thence
				southwesterly 720 feet, more or
				less, along the Northwesterly
				right of way line of the existing
				highway; thence Southwesterly
				1650 feet, more or less, along
				the Southeasterly right of way
				line of the Union Pacific
				Railroad; thence Southwesterly
				1900 feet, more or less, along
				said center line of the existing
				highway to the point of beginning,
				as shown on the official map of
				State Road Commission of Utah.
				Above described tract of land
				contains 20.36 acres, more or
				less.

				Tract No 11 A parcel of land situated in the
				SE1/4SW1/4 of Section 36,
				T6N, R7E, SLM, the
				boundaries of which are
				described as follows:

				Beginning at the intersection of
				the South line of said Section
				36 and the Southerly boundary
				line of the Union Pacific
				Railroad right of way, which point
				is approximately 1025 feet West
				from the SE corner of said
				SE1/4SW1/4; thence
				Northeasterly 15 rods along said
				right of way line; thence East 5
				rods; thence Southwesterly 15
				rods to said South line; thence
				West 5 rods to the point of
				beginning, containing 0.46 acre.			137.61	137.61

213-UT		State of Utah, Division of Forestry, Fire and State Lands, Department of Natural Resources SLA-711	Jay L. Stone	Township 5 North, Range 7 East, SLM Tract No 1 - That portion of the following described tract situated in Section 2 and 11, Township 5	Summit	01/09/97
				North, Range 7 East, SLM:

				A tract of land for highway known
				as Project 80-4 situated in the
				SW1/4NW1/4 and the
				N1/2NW1/4 of Section 11,
				and the SE1/4SW1/4 and
				SE1/4 of Section 2,
				Township 5 North, Range 7
				East, SLM. The boundaries
				of said tract are described as
				follows:

				Beginning at the intersection of
				the west line of said Section 11
				and the center line of the existing
				highway, which point is 2242.1
				feet South from the NW corner of
				said Section 11; thence South
				418.4 feet along said West line;
				thence North 17 degrees 39
				East 450.7 feet to a point
				tangency with a spiral; thence
				Northerly 155.9 feet along the arc
				of said spiral which is concentric
				with and 130.0 feet distant
				easterly from a 160.0 foot
				ten-cord spiral for a 2015 feet
				curve to the right; thence
				Northeasterly 1677.8 feet along
				the arc of a 2416.6 foot radius
				curve to the right; thence North
				67 degrees 46 minutes East
				156.9 feet; thence North 63
				degrees 50 minutes East 1127.3
				feet; thence North 61 degrees 02
				minutes East 307.6 feet; thence
				North 47 degrees 58 minutes
				30 seconds East 417.1 feet;
				thence Northeasterly 832.0 feet
				along the arc of a 2994.9 foot
				radius curve to the left to a
				point of curve to spiral (Note:
				Tangent to said curve at its point
				of beginning bears North 54
				degrees 35 minutes East);
				thence Northeasterly 143.2 feet
				along the acr of a spiral which
				is concentric with and 130.0 feet
				radially distant southeasterly
				from a 140.0 foot ten-chord
				spiral for a 2000 feet curve;
				thence North 37 degrees 16
				minutes East 1382.0 feet to a
				point of tangency with a 22788.3
				foot radius curve to the right;
				thence Northeasterly 880 feet,
				more or less, along the arc of
				said 22788.3 foot radius curve;
				thence South 89 degrees 51
				minutes West 445 feet, more or
				less, along the northerly
				boundary line of the grantors
				land; thence South 36 degrees
				23 minutes West 1095.2 feet
				along a northwesterly boundary
				line of said grantors land; thence
				South 56 degrees 01 minutes
				West 526.5 feet along a
				northwesterly boundary line of
				said grantors land; thence South
				60 degrees 19 minutes West
				1944 feet along a northwesterly
				boundary line of said grantors
				land; thence Southwesterly 800
				feet, more or less, along the arc
				of a 5859.6 foot radius curve to
				the left (Note: Tangent to said
				curve at its point of beginning
				bears South 51 degrees 43
				minutes West); thence East
				1190 feet, more or less, along
				South line of said Section 2;
				thence Southwesterly 3395 feet,
				more or less, along said center
				line of the existing highway to
				the point of beginning as shown
				on the official map of said project
				on file in the office of the State
				Commission of Utah. Above
				described tract of land contains
				63.53 acres, more or less.

				Tract No 2 - That portion of the following
				described tract situated in
				Sections 10 and 15, Township
				5 North, Range 7 East, SLM.

				A tract of land for highway known
				as Project 80-4 situated in the
				SE1/4SW1/4, W1/2E1/2, and
				E1/2NE14 of Section 15, and the
				E1/2SE1/4 and SE1/4NE1/4 of
				Section 10, and the
				SW1/4NW1/4 of Section 11,
				Township 5 North, Range 7 East,
				SLM. The boundaries of said
				tract of land are described as
				follows:

				Beginning at the intersection of
				the center line of the existing
				highway and the south line of,
				said Section 15, which point is
				2660.6 feet East from the SW
				corner of said Section 15; thence
				West 275.2 feet along said south
				line; thence Northeasterly 148.9
				feet along the arc of a 5859.6 foot
				radius curve to the right (Note:
				Tangent to said curve at its point
				of beginning bears North 30
				degrees 22 minutes East);
				thence North 31 degrees 57
				minutes East 1156.0 feet to a
				point of tangency with a spiral
				to the left; thence Northwesterly
				196.6 feet along the arc of said
				spiral, which is concentric with
				and 130.0 feet radially distant
				northwesterly from a 200.0
				foot ten-chord spiral for a 1030
				feet curve to the left; thence
				Northeasterly 1414.6 feet along
				the arc of a 3689.8 foot radius
				curve to the left to a point of
				curve to spiral; thence Northerly
				196.6 feet along the arc of said
				spiral, which is concentric with
				and 130.0 feet radially distant
				westerly from a 200.0 foot
				tenchord spiral for said 1030 foot
				curve; thence North 6059 feet
				East 809.6 feet to a point of
				tangency with a 11589.2 foot
				radius curve to the right; thence
				Northerly 582.5 feet along the
				arc of said 11589 foot radius
				curve; thence North 0 degrees
				56' West 154.8 feet; thence
				North 22 degrees 10 minutes
				East 154.8 feet; thence 1268.2
				feet along the arc of a 11589.2
				foot radius curve to the right;
				thence North 17 degrees 38
				minutes East Back, which
				equals North 17degrees 39
				minutes East Ahead 1095.8 feet;
				thence North 6048 feet West
				120.8 feet; thence North 28
				degrees 48 minutes East 361.8
				feet; thence North 17 degrees
				39 minutes East 1099.6 feet to
				a point of tangency with a
				5839.6 foot radius curve to the
				right; thence Northeasterly
				698.6 feet along the arc of said
				5839.6 foot radius curve; thence
				North 3039 feet East 109.8 feet;
				thence North 37 degrees 03
				minutes East 104.4 feet; thence
				Northeasterly 321 feet, more or
				less, along th arc of a 5859.6
				foot radius curve to the right
				(Note: Tangent to said curve at
				its point of beginnig bears North
				26 degrees 30 minutes East);
				thence Southeasterly 227 feet,
				more or less, along the
				northeasterly boundary line of
				the grantors land; thence
				Southwesterly along said center
				line of existing highway to the
				point of beginning as shown on
				the official map of said project
				on file in the office of the State
				Road Commission of Utah.
				Above described tract of land
				contains 51.96 acres, more
				or less.

				Tract No 3 - A tract of land for highway known
				as Project No. 80-4 situated in the
				E1/2SE1/4 and SE1/4NE1/4 of
				Section 10, Township 5 North,
				Range 7 East, SLM. Said tract
				of land is bounded on the easterly
				side by a line parallel to and 130.0
				feet distant easterly from the
				center line of survey of said project
				and bounded westerly from said
				easterly side line by the east and
				south lines of said Section 10 and
				the center line of the existing
				highway. The boundaries of said
				tract of land are described as
				follows:

				Beginning at the intersection of
				said east line and said center line
				of the existing highway, which
				point is 2242.1 feet south along
				said east line and said east line
				from the NE corner of said Section
				10; thence South 418.4 feet along
				said east line; thence South 17
				degrees 38 minutes West 2539.5
				feet along said easterly side line
				to a point of tanagency with a
				11329.2 foot radius curve to the
				left; thence southerly 375 feet,
				more or less, along the arc of said
				curve; thence West 136 feet, more
				or less, along said south line;
				thence Northerly 3340 feet, more
				or less, along said center line of
				the existing highway to the point
				beginning as shown on the official
				map of said project on file in the
				office of the State Road
				Commission of Utah. Above
				described tract of land contains
				9.36 acres, more or less.

				Tract No 4 - That portion of the following
				described tract situated in
				Section 22, Township 5 North,
				Range 7 East, SLM:

				A tract of land for highway know
				Project No. 80-4 situated in the
				NW1/4NW1/4 of Section 27,
				and the W/12SW1/4,
				NE1/4SW1/4, E1/2NW1/4, and
				NW1/4NE1/4 of Section 22,
				Township 5 North, Range 7 East,
				SLM.

				Beginning at the intersection of
				the center line of survey of the
				west bound traffic lanes of said
				project and the west line of said
				said Section 27, which point is
				point is 826.5 feet south from the
				NW corner of said Section 27;
				thence North 313.9 feet along
				said west line; thence North 24
				degrees 54 minutes East 2474.0
				feet to a point of tangency with
				a 11329.2 foot radius curve to the
				left; thence Northeasterly 835.7
				feet along the arc of said curve;
				thence North 8037 feet East
				600.4 feet; thence North 3
				degrees 17 minutes West 156.5
				feet; thence North 25 degrees
				53 minutes East 964.2 feet;
				thence Northeasterly 1282 feet,
				more or less, along the arc of a
				5859.6 foot radius curve to the
				right (Note: Tangent to said curve
				at its point of beginning bears
				North 17 degrees 57 minutes
				East); thence East 426.0 feet
				along the north line of said
				Section 22; thence South 31
				degrees 57 minutes West 101.7
				feet to a point of tangency with a
				5599.6 foot radius curve to the
				left; thence Southwesterly 1609.3
				feet along the arc of said curve;
				thence South 15 degrees 29
				minutes West 258.9 feet; thence
				South 3 degrees 10 minutes East
				356.3 feet; thence South 17
				degrees 53 minutes West 224.8
				feet; thence South 39 degrees
				32 minutes West 271.6 feet;
				thence North 70 degrees 19
				minutes West 75.0 feet; thence
				Southwesterly 1050.2 feet along
				the arc of a 11539.2 foot radius
				curve to the right (Note: Tangent
				to said curve at its point of
				beginning bears South 19 degrees
				41 minutes West); thence South
				24 degrees 54 minutes West
				3330 feet, more or less; thence
				North 468.4 feet along said west
				line to the point of beginning as
				shown on the official map of said
				project on file in the office of the
				State Road Commission of Utah.
				Above described tract of land
				contains 52.25 acres, more or
				less.

				Tract No 5 - A tract of land for a stock trail
				incident to the construction of
				highway known as Project No.
				80-4 situated in the SE1/4NE1/4
				of Section 28, Township 5 North,
				Range 7 East, SLM. The
				boundaries of said tract of land
				described as follows:

				Beginning on the east line of said
				Section 28 at a point 194 feet
				perpendicularly distant
				southeasterly from the center
				line of the west bound traffic
				lanes at Engineer's Station
				507+12.8, which is 1294.4 feet
				south from the NE corner of said
				Section 28; thence South 18
				degrees 37 minutes 30 seconds
				West 274.5 feet; thence South
				37 degrees 26 minutes West
				184.4 feet; thence South 24
				degrees 54 minutes West 418.0
				feet; thence South 65 degrees
				06 minutes East 20.0 feet; thence
				North 24 degrees 54 minutes
				East 418.0 feet; thence North 37
				26 minutes East 184.4 feet;
				thence North 18 degrees 37
				minutes 30 seconds East 215.8
				feet; thence Northerly 64.1 feet
				along said east line to the point
				of beginning as shown on the
				official map of said project on
				file in the office of the State Road
				Commission of Utah. Above
				described tract of land contains
				0.39 acre.

				Tract No 6 - A tract of land for highway known
				as Project No 80-4 situated in the
				SE1/4 and the E1/2NE1/4 of
				Section 28, Township 5 North,
				Range 7 East, SLM. Said tract
				of land is bounded on the
				northwesterly side by a line
				parallel to and 130.0 feet distant
				northwesterly from the center
				line of survey of the west bound
				traffic lanes of said project and
				bounded on the southeasterly
				side from the side line of said
				Section 28 to Engineers W. B.
				Station 502+60 by a line parallel
				to and 184.0 distant southeasterly
				from said center line; thence by
				a straight line to a point 224.0 feet
				perpendicularly distant
				southeasterly from said center
				line at Engineers W. B. Station
				504+40; thence by a straight
				line to a point 194.0 feet
				perpendicularlay distant
				southeasterly from said center
				line at Engineers W. B. Station
				507+12.8. Said center line is
				described as follows:

				Beginning at the intersection of
				the south line of said Section 28
				and said center line of survey at
				Engineers Station 460+63.7
				which point is 3029.4 feet east
				along said south line from the
				SW corner of said Section 28;
				thence Northeasterly 1331.7 feet
				along the arc of a 1020 foot curve
				to the left to a point of curve to
				spiral (Note: Tangent to said
				curve at the point of beginning
				bears North 43 degrees 19
				minutes East); thence
				Northeasterly 100.0 feet along the
				arc of a 100.0 foot ten-chord
				spiral for said 1020 foot curve;
				thence North 24 degrees 54
				minutes East 1.2 feet to
				Engineers Station 474+96.6
				Back, which equals Engineers
				Station 474+94.2 Ahead; thence
				North 24 degrees 54 minutes
				East 3645.0 feet to the
				intersection of said center line of
				survey at Engineers Station
				511+39.2 and the east line of
				said Section 28, which point is
				826.5 feet south along said east
				line from the NE corner of said
				Section 28 as shown on the
				official map of said project on file
				in the office of the State Road
				Commission of Utah. Above
				described tract of land contains
				36.25 acres, more or less.

				Tract No 7 - Land for highway known as
				Project No FI-60 situated in the
				N1/2SW1/4 of Section 32,
				Township 5 North, Range 7 East,
				SLM. The boundaries of said
				tract of land are described as
				follows:

				Beginning at the intersection of
				the west boundary line of said
				Section 32 and the center line
				of survey of said project at
				Engineer's Station 369+38, which
				point is 1650.3 feet north from the
				SW corner of said Section 32;
				thence North 120.2 feet along said
				west boundary line; thence
				northeasterly 198.3 feet along the
				arc of a 7739.5 foot radius curve
				to the right (Note: Tangent to
				said center line at its point of
				beginning bears North 56 degrees
				30 minutes East); thence North
				53 degrees 28 minutes East
				306.0 feet; thence North 66
				degrees 59 minutes East 306.0
				feet; thence Northeasterly 1158.1
				feet along the arc of a 7739.5
				foot radius curve to the right to
				the southerly right of way line of
				the west bound main tract of the
				Union Pacific Railroad Co. (Note:
				Tangent to the last said 7739.5
				foot radius curve at its point of
				beginning bears North 62 degrees
				28 minutes East); thence
				Easterly 375 feet, more or less,
				along said railroad right of way
				line to the north boundary line of
				said N1/2SW1/4; thence East 541
				feet, more or less, to the NE
				corner of said N1/2SW1/4; thence
				South 7.1 feet to a point 100
				feet radially distant southerly
				from said center line of survey;
				thence Southwesterly 2925.1
				feet along the arc of a 7539.5
				foot radius curve to the left to
				said west boundary line of
				Section 32 (Note: Tangent to
				said 7539.5 foot radius curve at
				its point of beginning bears South
				77 degrees 43 minutes 30
				seconds West); thence North
				120.9 feet to the point of
				beginning as shown on the official
				map of said project on file in the
				office of the State Road
				Commission of Utah. Above
				described tract of land contains
				11.63 acres, more or less.

				Tract No 8 - Land for the construction of an
				approach road incident to the
				construction of highway known as
				Project No ' FI-60 situated in the
				NW1/4SW1/4 of Section 32,
				Township 5 North, Range 7 East,
				SLM. The boundaries of said
				tract of land are described as
				follows:

				Beginning on the southeasterly
				right of way fence line of an
				existing county road at a point
				2379.7 feet North and 1106.2 feet
				East from the SW corner of said
				Section 32, said point begin also
				100 feet radially distant
				Northwesterly from the center
				line of survey of said project at
				Engineer's Station 382+53.3;
				thence Northeasterly 158.9 feet
				along said right of way fence line
				to the Southwesterly right of way
				fence line of the present highway;
				thence Southeasterly 76.1 feet
				along said highway right of way
				fence line to a point 100 feet
				radially distant Northwesterly from
				said center line of survey; thence
				Southwesterly 201.0 feet along
				the arc of a 7739.5 foot radius
				curve to the left to the point of
				beginning as shown on the
				official map of said project on
				file of the State Road Commission
				of Utah. Above described tract
				of land contains 0.13 acre.

				Tract No 9 - Land for highway known as
				Project No FI-60 situated in the
				SE1/4NW1/4, NW14SE1/4, and
				S1/2NE1/4 of Section 32,
				Township 5 North, Range 7 East,
				SLM. The boundaries of said
				tract of land are described as
				follows:

				Beginning at the intersection of
				the East boundary line of said
				Section 32 and the center line of
				survey of said project at
				Engineer's Station 425+79.1,
				which point is 2065.2 feet South
				from the NE corner of said
				Section 32; thence North 111.7
				feet along said East boundary line;
				thence Westerly 1116.6 feet
				along the arc of a 2764.9 foot
				radius curve to the right (Note:
				Tangent to said curve at its point
				of beginning bears South 63
				degrees 20 minutes West);
				thence South 86 degrees 28
				minutes West 473.8 feet to a
				point of tangency with a 7739.5
				foot radius curve to the left;
				thence Westerly 1256.2 feet
				along the arc of said 7739.5
				foot radius curve to the
				Southeasterly right of way line of
				the west bound main track of the
				Union Pacific Railroad Co.;
				thence Southwesterly 464 feet,
				more or less, along said
				railroad right of way line to the
				South boundary line of said
				SE1/4NW1/4; thence East 541
				feet, more or less, along said
				south boundary line to the SE
				corner of said SE1/4NW1/4;
				thence south 7.1 feet to a point
				100 feet radially distant southerly
				from said center line of survey;
				thence Easterly 1150.2 feet
				along the arc of a 7539.5 foot
				radius curve to the right (Note:
				Tangent to said 7539.5 foot
				radius curve at its point of
				beginning bears North 77 degrees
				43 minutes 30 seconds East);
				thence North 86 degrees 28
				minutes East 473.8 feet to a
				point of tangency with a 2964.9
				foot radius curve to the left;
				thence Easterly 1096.7 feet
				along the arc of said 2964.9 foot
				radius curve to said East
				boundary line of Section 32;
				thence North 110.7 feet to the
				point of beginning as shown on
				the official map of said project on
				file in the office of the State Road
				Commission of Utah. Above
				described tract of land contains					10 yr
				13.68 acres, more or less.			239.18	239.18	1/8 roy

214-UT	008.0173	State of Utah, School and Institutional Trust Lands Administration Mineral Lease # 47545	Jay L. Stone	Township 4 North, Range 8 East, S.L.M. Section 6: Lot 6, E1/2 SW1/4, N1/2SE1/4 SW1/4SE1/4	Summit	04/16/97	229	229	10 yr 1/8 roy

216-UT	008.0190	Utah Bureau of Land Management UTU-79633	Billy Jim Palone	Township 9 North, Range 7 East, S.L.M. Section 4: Lots 2, 5, 6, 7, 8, 9, 10, 11,12,	Rich	7/01/01
				SWNE
				Section 5: Lots 1, 2, 3, 4, 5, 6, 7, 8,
				S1/2N1/2, SE
				Section 6: Lots 1, 2, 3, 4, 5, 6, 7, S1/2NE,
				E1/2SW, SE, SENW
				Section 7: Lots, 1, 2, 3, 4, E1/2W1/2, E1/2
				Section 8: Lots 1, 2, 3
				Section 18: Lot 1, N1/2NE, NENW
				Section 20: W1/2E1/2, W1/2					10 yr
				Section 30: Lots 1, 2, 3, 4, NE, E1/2W1/2			3546.73	3546.73	1/8 roy
215-UT		State of Utah, Board of State Lands & Forestry, and Division of State Lands & Forestry, Department of Natural Resources Mineral Lease # 46288 SITLA NOW	Jay L. Stone	Township 5 North, Range 8 East, S.L.M. Section 6: NW1/4SE1/4	Summit	2/7/1994	40	40	10 yr
									1/8 roy
Under here above and beyond 180K
242-UT	008.0194	Michael R. Ellis and Kathleen A. Ellis, husband and wife	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 8 East, S.L.M. Section 18: A parcel of land in the North	Rich	8/23/01
				half of Lot 2, more particularly
				described as follows: Beginning
				4041.4 feet North from the
				Southwest corner of said Section
				18, and running thence North
				600 feet; thence East 1200 feet;
				thence South 7 degrees 10
				minutes West 604.7 feet; thence					3yr, opt
				1124.5 feet to the place of					4 yr
				beginning.			16	16	1/8 roy

243-UT	008.0195	Gertrude P. Ellis, personally and as Trustee of the Silas H. Ellis Family Living Trust, dated 12/3/81	Billy Jim Palone, d/b/a Palone Petroleum	Township 9 North, Range 7 East, S.L.M. Section 26: NESE	Rich	8/23/01
				Township 9 North, Range 8 East, S.L.M.
				Section 18: Lots 1, 2, 3, 4, NE, W2NW,
				E2SW, SE, save and except 16
				acres located in the North half of
				Lot 2 of said section, particularly
				described as follows: Beginning
				4041.4 feet North from the
				Southwest corner of said Section
				18, and running thence North
				600 feet; thence East 1200 feet;
				thence South 7 degrees 10
				minutes West 604.7 feet; thence					3yr, opt
				1124.5 feet to the place of					4 yr
				beginning.			664.24	315.51	1/8 roy

244-UT	008.0196	The Lawrence R. Brown Inter Vivos Trust, dated 3/10/93	Billy Jim Palone, d/b/a Palone Petroleum	Township 8 North, Range 8 East, S.L.M. Section 5: Lots 1, 2, 3, 4, S2N2, S2	Rich, UT Uinta, WY	10/29/01

				Township 9 North, Range 7 East, S.L.M.
				Section 36: Commencing 2210 feet East of
				Southwest Corner of 36; thence
				East 430 feet to SE SW, North
				40 chains (2640') to NE Corner
				of SW; thence West 2240 feet
				South 32 degrees East 3156
				feet to place of beginning.

				Township 9 North, Range 8 East, S.L.M.
				Section 31: Lots 1, 2, 3, 4, 5, E2NW, NESW,
				E2
				Section 33: Lots 1, 2, 3, 4, W2W2

				Township 17 North, Range 120 West, 6th PM
				Section 7: Lots 1, 2, 3, 4, E2W2, W2E2
				less tract: Beginning at a point
				1316 feet West from the Northeast
				corner of Section 7; thence
				South 2094 feet; thence North
				14 degrees 40 minutes West
				1007.2 feet; thence North 1120
				feet to the North line of Section
				7; thence South 89 degrees 55
				minutes East 255 feet along
				Section line to the point of
				beginning, containing 9.4 acres;
				also a tract in Section 7 described
				as follows: Beginning at the NW
				corner of Section 7; thence
				North 88 degrees 56 minutes
				30 seconds East, 1951.34 feet
				along the north line of Section 7;
				Thence South 01 degrees 03
				minutes 30 seconds East,
				1053.48 feet; thence 88 degrees
				56 minutes 30 seconds West,
				1972.11 feet to a point that lies
				on the west line of Section 7;
				thence North 00 degrees 04
				minutes 18 seconds East,
				1053.69 feet along west line to					3yr, opt
				the point of beginning and					4 yr
				containing 47.44 acres.			2013.81	1161.97	1/8 roy

		TOTAL NET ACRES						167590.844

		The descriptions and net and gross acreages shown herein are subject to adjustment and/or correction based on due diligence and/or title examination.
							Acres
Lease #		Lessor	Lessee	Description	County	Date	Gross	Net	Terms
172-WY	008.0025	Wyoming Bureau of Land Management WYW-150907	Billy Jim Palone	Township 18 North, Range 120 West, 6th P.M. Section 1: Lots 5, 6, 7, 8, S2N2	Uinta	8/1/00
				Section 2: Lots 5, 6, 7, 8, S2N2, S2

				Section 18: Lots 5, 6, 7, 8, E2, E2W2
				Section 20: All
				Section 30: Lots 7, 8, 9, 10, E2NE, SE			2534.88	2534.88	10 yr, 1/8

173-WY	008.0026	Wyoming Bureau of Land Management WYW-150906	Billy Jim Palone	Township 16 North, Range 120 West, 6th P.M. Section 2: Lots 1, 2, 3, 4, S2N2, S2	Uinta	8/1/00

				Section 10: All			1459.65	1459.65	10 yr, 1/8

177-WY	008.0167	Wyoming Bureau of Land Management WYW-137255	High Plains Associates	Township 16 North, Range 120 West, 6th P.M. Section 4: Lots 1, 2, 3, 4, S2N2, S2	Uinta	9/1/95
				Section 6: Lots 3, 4, 5, 6, 7, S2NE, SENW, E2SW, SE
				Section 18: Lots 1, 2, 3, 4, NE, E2NW			1842.62	1842.62	10 yr, 1/8

191-WY	008.0186	State of Wyoming Lease # 00-00848	Palone Petroleum	Township 15 North, Range 119 West, 6th P.M. Section 16: All	Uinta	12/2/00	640	640	5 yr, 1/6

192-WY	008.0165	State of Wyoming Lease # 00-645	Palone Petroleum	Township 15 North, Range 120 West, 6th P.M. Section 36: All	Uinta	10/2/00	640	640	5 yr, 1/6

194-WY	008.0176
George Richard Sims, a/k/a Richard
Sims, and Charlsie Stevens Sims,
a/k/a Charlsie S. Sims, Husband and
wife, as individuals; and Sims Ranch
Limited Partnership, a Wyoming
limited partnership, by George Richard
Sims, General Partner
			Billy Jim Palone, d/b/a Palone Petroleum
Township 16 North, Range 121 West, 6th P.M.
Section 2: Lots 1, 2, S2NE, SE, Less &
Except a tract in Said Lot 2,
described as follows: Beginning
at the North quarter corner of
said Section 2, and running
thence North 89 degrees 48
					Uinta	1/10/01
	008.0177			minutes 19 seconds East,
	008.0179			527.06 feet; thence South 29
	008.0189			degrees 19 minutes 31 seconds
				West, 608.55 feet; thence South
				89 degrees 26 minutes 29
				seconds West, 218.99 feet to the
				West line of said Lot 2; thence
				North 1 degree 4 minutes 57
				seconds West, 531.01 feet, to
				point of beginning, said excepted
				tract containg 4.54 acres, more
				or less;

				Township 17 North, Range 120 West, 6th P.M.					3 yr, opt
				Section 20: SW					ext 4 yr
				Section 30: Lots 1, 2, 3, 4, E2W2, E2			1197.9	620.36	1/8 roy

197-WY	008.0182	Jack C. Sims and Lynda J. Sims, individually and as Trustees of the Jack C. Sims and Lynda J. Sims Revocable Trust dated January 4, 1994	Billy Jim Palone, d/b/a Palone Petroleum	Township 15 North, Range 120 West, 6th P.M. Section 22: N2NE Township 17 North, Range 120 West, 6th P.M.	Uinta	2/20/01
				Section 17: S2S2, NESE, E2NE, and those
				parts of the W2NE, NWSE and
				N2SW described as follows:
				Commencing at the Northwest
				corner of said Section 17; thence
				South 0 degrees 44 minutes East
				along the West boundry line of
				said Section 17 a distance of
				3888.2 feet to the point of
				beginning; thence North 71
				degrees 54 minutes East 2693.3
				feet; thence North 30 degrees
				15 minutes East 1155.9 feet;
				thence North 15 degrees 25
				minutes East 2098.0 feet to a
				point on the North line of said
				Section 17; thence East to the
				Northwest corner of the NENE of
				said Section 17; thence South
				along the quarter quarter line to
				the Northwest corner of the SESE
				of said Section 17; thence West
				along the quarter quarter line to
				the West line of said Section 17;
				thence North along the West
				boundry line of said Section 17 to
				the point of beginning. Total
				Section 17 lands containing
				386.75 acres, more or less;
				Section 18: S2SE, and thos parts of the E2NE
				and NESE described as follows:
				Commencing at the Northeast
				corner of said Section 18; thence
				North 89 degrees 58 minutes
				West along the North boundry
				line of said Section 18 a distance
				of 810 feet to the point of
				beginning; thence South 1694
				feet; thence South 7 degrees
				10 Minutes West 1421 feet;
				thence South 52 degrees 53
				minutes East 1300.6 feet to a
				point on the East boundry line of
				said Section 18; thence South
				along the East boundry of said
				Section 18; to the Northeast
				corner of the SESE of said
				Section 18; thence West and
				along the North boundry line of
				the SESE of said Section 18 to
				the the Northwest corner of said
				SESE; thence North along the
				quarter quarter line to the North
				boundry of said Section 18;
				thence East along the North
				boundry line of said Section 18 to
				the point of beginning. Total
				Section 18 lands containing
				126.53 acres, more or less;
				Section 19: E2E2, SWSE
				Section 20: Lots 1, 2, 3, 4

				Township 16 North, Range 121 West, 6th P.M.
				Section 12: SW, W2SE
				Section 25: S2S2SE					3 yr, opt
				Section 36: SENE, N2SE			1327.01	491.52	4 yr, 1/8

198-WY	008.0178	Aaron R. Martin and Nancy H. Martin, individually and as Trustees of the Aaron & Nancy Martin Family Trust dated January 24, 1997	Billy Jim Palone, d/b/a Palone Petroleum	Township 17 North, Range 120 West, 6th P.M. Section 20: SW, less and except a tract of land described as follows: Commencing at the Southwest	Uinta	2/14/01
	008.0180			corner of said Section 20, thence
				North 0 degrees 18 minutes 02
				seconds West, 618.95 feet along
				the West line of said Section to
				the point of beginning; thence
				North 0 degrees 18 minutes 02
				seconds West, 2027.62 feet
				along said West line to the West
				1/4 corner of said Section 20;
				thence North 89 degrees 54
				minutes 38 seconds East,
				1607.03 feet along the North line
				of said Southwest 1/4; thence
				South 33 degrees 10 minutes
				04 seconds West, 2086.04 feet;
				thence South 58 degrees 02
				minutes 29 seconds West, 536.44
				feet to point of beginning; said
				excepted tract containing 42.804
				acres, more or less;					3 yr, opt
				Section 30: Lots 1, 2, 3, 4, E2W2, E2			749.62	374.808	4 yr, 1/8

199-WY-A	008.0185	Jessie Marie Sims Barnes, a single woman	Billy Jim Palone, d/b/a Palone Petroleum	Township 17 North, Range 120 West, 6th P.M. Section 19: Lots 1, 2, 3, 4, E2W2, W2NE,	Uinta	2/14/01			3 yr, opt

				NWSE			431.58	215.79	4 yr, 1/8

199-WY-B	008.0184	Lucille LaFern Sims Dunning, a widow	Billy Jim Palone, d/b/a Palone Petroleum	Township 17 North, Range 120 West, 6th P.M. Section 19: Lots 1, 2, 3, 4, E2W2, W2NE,	Uinta	2/14/01			3 yr, opt

				NWSE			431.58	215.79	4 yr, 1/8

200-WY-A	008.0183	Skull Valley Company, LTD., a Utah limited partnership, a/k/a Skull Valley Company, a utah limited partnership	Billy Jim Palone, d/b/a Palone Petroleum	Township 15 North, Range 121 West, 6th P.M. Section 3: Lots 1, 2, 3, 4 Section 11: W2	Uinta	3/20/01
				Section 23: W2

				Township 16 North, Range 121 West, 6th P.M.					3 yr, opt
				Section 35: W2			1050.02	787.52	4 yr, 15%

x							Total
200-WY-B		Kavanagh N.V., a Netherlands Antillas Corporation	Billy Jim Palone, d/b/a Palone Petroleum	Township 15 North, Range 121 West, 6th P.M. Section 3: Lots 1, 2, 3, 4 Section 11: W2	Uinta	3/23/01, eff 4/17/01
				Section 23: W2

				Township 16 North, Range 121 West, 6th P.M.					3 yr, opt
				Section 35: W2			1050.02	131.25	4 yr, 15%

217-WY		Bureau of Land Management WYW-153675	Billy Jim Palone	Township 17 North, Range 120 West, 6th PM, Section 20: Lots 5-8	Unita	9/1/2001
				Section 28: All
				Section 32: Lots 1-5

				Township 16 North, Range 121 West, 6th PM
				Section 2: Lots 4, SWNW, SW
				Section 10: Lots 1-4
				Section 12: E2SE
				Section 14: W2, SE

				Township 17 North, Range 121 West, 6th PM					10 yr
				Section 24: Lots 5-12			2087.86	2087.86	1/8 roy

Above and beyond 180K
218-WY		Bureau of Land Management WYW-153673	Billy Jim Palone	Township 16 North, Range 120 West, 6th PM, Section 8: All	Unita	9/1/01
				Section 20: E2, E2W2
				Section 22: All
				Section 28: N2N2, SENE, S2SW, SWSE,
				NESW, N2SE, SESE, Excl.					10 yr
				18.37 Ac in railroad right of way			2221.63	2221.63	1/8 roy

241-WY		Bureau of Land Management WYW-154704	Billy Jim Palone	Township 15 North, Range 121 West, 6th PM Section 10: Lots 1, 2, 3, 4	Uinta	12/1/01	90.32	90.32	10 yr 1/8 roy

This is Schedule “C” attached to a Purchase and Option Agreement for the Overthrust Prospect, Utah and Wyoming between Quaneco, L.L.C. and Fellows Energy, Ltd. dated March 12, 2004.

Map of Prospect Area

[Unable to Reproduce Original Document]

This is Schedule “D” attached to a Purchase and Option Agreement for the Overthrust Prospect, Utah and Wyoming between Quaneco, L.L.C. and Fellows Energy, Ltd. dated March 12, 2004.

Drilling and Geological Requirements

            Fellows Energy Ltd. Will expend approximately $1,000,000 drilling and coring:

1--The Crane 6-7 well in Township 6N, Range 8E, Section 7 Rich County, Utah
2--Any other drilling and coring Fellows chooses on the properties